UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2017

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	13.85%	7.61%	7.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,802	Fidelity® Capital & Income Fund
$20,440	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund gained 13.85%, ahead of its benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Our outperformance of the benchmark primarily was due to the fund’s position in equities. Stocks outpaced high-yield bonds by a considerable margin this period, so our roughly 20% exposure to equities, on average – considered out-of-benchmark – added the most value. I didn’t fare as well within high yield, our core area of focus, but the subportfolio still finished roughly in line with our benchmark. Among equities, the biggest boost came from a sizable overweighting in the semiconductor & semiconductor equipment industry. The largest individual contributor was a sizable stake in United Rentals. The major equipment rental company benefited as oil prices rebounded and it began to see better utilization from its business that serves energy companies. Other notable contributors included two gaming firms, Station Casino (now called Red Rock Resorts) and Harrah’s, both of which benefited from economic improvement in Las Vegas. Conversely, a non-benchmark position in TXU (including subsidiary Energy Future Holdings) was the fund’s largest detractor by a wide margin. Bankruptcy proceedings for the Texas power firm are ongoing, and recent legal and regulatory developments have created uncertainty and hampered its bond issues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	3.2	3.5
SFR Group SA	2.6	2.3
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	1.8	1.9
HCA Holdings, Inc.	1.6	1.9
CCO Holdings LLC/CCO Holdings Capital Corp.	1.6	1.2
	10.8

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	13.0	13.4
Technology	11.1	10.4
Energy	10.3	9.7
Banks & Thrifts	9.3	9.6
Healthcare	6.3	6.4

Quality Diversification (% of fund's net assets)

As of April 30, 2017
AAA,AA,A	0.1%
BBB	3.6%
BB	21.9%
B	28.7%
CCC,CC,C	13.6%
Not Rated	2.6%
Equities	21.6%
Short-Term Investments and Net Other Assets	7.9%

As of October 31, 2016
AAA,AA,A	0.1%
BBB	4.6%
BB	28.6%
B	26.7%
CCC,CC,C	13.3%
Not Rated	3.5%
Equities	20.7%
Short-Term Investments and Net Other Assets	2.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	63.1%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	21.5%
Bank Loan Obligations	1.8%
Other Investments	5.6%
Short-Term Investments and Net Other Assets (Liabilities)	7.9%

 * Foreign investments - 18.3%

As of October 31, 2016*
Nonconvertible Bonds	67.5%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	20.6%
Bank Loan Obligations	3.2%
Other Investments	6.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 18.3%

Investments April 30, 2017

Showing Percentage of Net Assets

Corporate Bonds - 63.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind	$2,511	$1,249
Nonconvertible Bonds - 63.1%
Aerospace - 0.5%
Huntington Ingalls Industries, Inc. 5% 11/15/25 (a)	10,820	11,415
KLX, Inc. 5.875% 12/1/22 (a)	27,955	29,388
TransDigm, Inc. 6.375% 6/15/26	10,825	10,906
		51,709
Air Transportation - 0.4%
Air Canada 2013-1 Pass Through 5.375% 11/15/22 (a)	2,651	2,750
Allegiant Travel Co. 5.5% 7/15/19	3,350	3,451
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22	1,197	1,243
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	7,546	8,584
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23	4,141	4,156
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	1,572	1,613
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23	9,206	10,630
Series 2012-2 Class B, 6.75% 6/3/21	2,970	3,185
Series 2013-1 Class B, 5.375% 11/15/21	4,037	4,219
XPO Logistics, Inc. 6.125% 9/1/23 (a)	8,900	9,345
		49,176
Automotive - 0.1%
International Automotive Components Group SA 9.125% 6/1/18 (a)	10,150	9,871
Automotive & Auto Parts - 0.5%
Allison Transmission, Inc. 5% 10/1/24 (a)	11,405	11,619
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	5,465	5,608
Exide Technologies 11% 4/30/20 pay-in-kind	2,411	1,857
Lear Corp. 4.75% 1/15/23	12,337	12,783
LKQ Corp. 4.75% 5/15/23	2,190	2,201
Penske Automotive Group, Inc. 5.5% 5/15/26	8,565	8,522
Tenneco, Inc. 5% 7/15/26	8,345	8,354
		50,944
Banks & Thrifts - 3.4%
Ally Financial, Inc.:
4.125% 2/13/22	22,220	22,359
4.625% 3/30/25	37,190	36,702
5.125% 9/30/24	85,095	86,903
8% 11/1/31	179,366	213,433
General Motors Acceptance Corp. 8% 11/1/31	20,638	24,559
		383,956
Broadcasting - 1.0%
AMC Networks, Inc. 4.75% 12/15/22	5,930	6,049
CBS Radio, Inc. 7.25% 11/1/24 (a)	7,525	8,183
Clear Channel Communications, Inc.:
9% 3/1/21	4,490	3,412
10% 1/15/18	11,660	9,095
11.25% 3/1/21	34,705	26,636
14% 2/1/21 pay-in-kind (b)	12,023	3,487
iHeartCommunications, Inc. 10.625% 3/15/23	29,269	22,391
Sirius XM Radio, Inc.:
4.625% 5/15/23 (a)	4,925	5,011
5.375% 4/15/25 (a)	12,000	12,315
5.375% 7/15/26 (a)	11,315	11,584
Tegna, Inc. 5.5% 9/15/24 (a)	8,440	8,662
		116,825
Building Materials - 0.1%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (a)	1,205	1,237
U.S. Concrete, Inc. 6.375% 6/1/24	5,535	5,784
		7,021
Cable/Satellite TV - 3.2%
Altice SA:
7.625% 2/15/25 (a)	30,480	32,537
7.75% 5/15/22 (a)	67,520	71,749
Altice U.S. Finance SA 5.5% 5/15/26 (a)	11,375	11,759
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	30,665	31,892
5.125% 5/1/23 (a)	14,050	14,665
5.125% 5/1/27 (a)	50,315	51,321
5.375% 5/1/25 (a)	14,050	14,647
5.5% 5/1/26 (a)	17,605	18,474
5.75% 9/1/23	9,495	9,970
5.75% 1/15/24	11,275	11,867
5.75% 2/15/26 (a)	20,340	21,605
Lynx II Corp. 6.375% 4/15/23 (a)	3,545	3,718
Videotron Ltd. 5.125% 4/15/27 (a)	12,060	12,298
Virgin Media Finance PLC 4.875% 2/15/22	10,880	9,765
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (a)(b)	2,757	2,771
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	1,175	1,206
6% 1/15/27 (a)	11,435	11,664
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	22,875	23,448
		355,356
Capital Goods - 0.3%
AECOM 5.125% 3/15/27 (a)	11,885	11,899
BCD Acquisition, Inc. 9.625% 9/15/23 (a)	17,085	18,409
		30,308
Chemicals - 1.5%
Hexion, Inc. 10.375% 2/1/22 (a)	4,420	4,531
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (a)	7,250	8,356
Momentive Performance Materials, Inc.:
3.88% 10/24/21	85,120	84,588
4.69% 4/24/22	28,622	26,189
10% 10/15/20 (c)	28,622	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)	85,120	0
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	4,160	4,269
Platform Specialty Products Corp.:
6.5% 2/1/22 (a)	10,570	10,834
10.375% 5/1/21 (a)	3,490	3,887
TPC Group, Inc. 8.75% 12/15/20 (a)	14,165	13,173
Valvoline Finco Two LLC 5.5% 7/15/24 (a)	4,170	4,410
Versum Materials, Inc. 5.5% 9/30/24 (a)	5,910	6,139
		166,376
Consumer Products - 0.5%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	7,330	7,642
Revlon Consumer Products Corp. 5.75% 2/15/21 (b)	30,755	30,601
Spectrum Brands Holdings, Inc. 5.75% 7/15/25	11,680	12,520
		50,763
Containers - 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	11,410	11,652
6% 6/30/21 (a)	7,260	7,523
6% 2/15/25 (a)	19,450	20,106
7.25% 5/15/24 (a)	20,265	22,064
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	4,335	4,502
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,620
7.5% 12/15/96	12,871	13,032
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	22,890	23,863
7% 7/15/24 (a)	6,635	7,141
Sealed Air Corp. 5.25% 4/1/23 (a)	5,010	5,311
		120,814
Diversified Financial Services - 4.4%
Adient Global Holdings Ltd. 4.875% 8/15/26 (a)	11,400	11,429
Aircastle Ltd.:
5% 4/1/23	6,445	6,880
5.5% 2/15/22	10,600	11,479
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (a)	22,945	23,978
CIT Group, Inc.:
5% 8/15/22	17,330	18,644
5.375% 5/15/20	21,665	23,317
Eagle Holding Co. II LLC 7.625% 5/15/22 pay-in-kind (a)(b)(d)	5,525	5,629
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (a)	7,120	7,596
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	73,165	75,268
6% 8/1/20	20,090	20,793
6.25% 2/1/22 (a)	5,550	5,772
6.75% 2/1/24 (a)	10,075	10,516
MSCI, Inc.:
5.25% 11/15/24 (a)	6,725	7,129
5.75% 8/15/25 (a)	7,185	7,742
Navient Corp.:
5.875% 10/25/24	28,294	27,516
6.5% 6/15/22	27,055	27,968
7.25% 9/25/23	5,688	5,944
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	61,805	67,522
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (a)	10,425	10,399
SLM Corp.:
5.5% 1/25/23	44,765	44,288
6.125% 3/25/24	15,595	15,439
7.25% 1/25/22	27,370	29,149
Springleaf Financial Corp.:
7.75% 10/1/21	1,715	1,838
8.25% 12/15/20	8,550	9,368
Vertiv Inter Holding Corp. 12% 2/15/22 pay-in-kind (a)(b)	17,485	18,665
		494,268
Diversified Media - 0.7%
Block Communications, Inc. 6.875% 2/15/25 (a)	9,080	9,784
Liberty Media Corp.:
8.25% 2/1/30	22,548	24,180
8.5% 7/15/29	14,885	16,560
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	6,170	6,347
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,651
WMG Acquisition Corp. 5.625% 4/15/22 (a)	2,152	2,243
		75,765
Energy - 8.9%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	6,625	6,873
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (a)	18,325	21,532
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24 (a)	4,420	4,519
Antero Resources Corp.:
5.125% 12/1/22	840	853
5.625% 6/1/23 (Reg. S)	10,850	11,162
Antero Resources Finance Corp. 5.375% 11/1/21	5,830	6,019
Callon Petroleum Co. 6.125% 10/1/24 (a)	4,090	4,284
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	7,400	7,456
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25 (a)	14,620	15,570
7% 6/30/24 (a)	13,100	14,638
Chesapeake Energy Corp. 8% 12/15/22 (a)	42,695	44,990
Citgo Holding, Inc. 10.75% 2/15/20 (a)	44,640	47,876
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22	8,120	7,897
Concho Resources, Inc. 4.375% 1/15/25	11,660	11,806
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25 (a)	8,985	9,322
6.25% 4/1/23	9,260	9,665
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	20,970	21,285
Denbury Resources, Inc.:
4.625% 7/15/23	11,210	7,679
5.5% 5/1/22	18,370	13,686
6.375% 8/15/21	15,820	12,537
Diamondback Energy, Inc. 4.75% 11/1/24 (a)	6,900	6,917
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19 (c)	14,075	8,164
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	10,660	11,086
Energy Transfer Equity LP 5.5% 6/1/27	16,735	17,990
Ensco PLC:
4.5% 10/1/24	12,210	10,073
5.2% 3/15/25	7,540	6,390
5.75% 10/1/44	10,983	8,000
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	6,315	6,607
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	9,210	6,735
Exterran Energy Solutions LP 8.125% 5/1/25 (a)	11,280	11,640
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	8,075	8,055
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	13,766
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	4,655	4,707
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	9,920	9,300
5.75% 10/1/25 (a)	11,285	10,946
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (a)	7,145	7,556
Hornbeck Offshore Services, Inc. 5.875% 4/1/20	8,093	5,220
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	9,220	7,514
Laredo Petroleum, Inc. 7.375% 5/1/22 (Reg. S)	9,390	9,754
MPLX LP:
4.875% 12/1/24	16,745	17,905
5.5% 2/15/23	7,055	7,311
Murphy Oil U.S.A., Inc. 5.625% 5/1/27	6,030	6,181
Newfield Exploration Co.:
5.375% 1/1/26	9,245	9,696
5.625% 7/1/24	1,550	1,638
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25 (a)	11,920	11,086
Noble Holding International Ltd.:
4.625% 3/1/21	1,124	1,034
6.2% 8/1/40	4,305	3,035
7.7% 4/1/25 (b)	9,635	8,720
8.7% 4/1/45 (b)	2,130	1,857
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,500	4,655
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	7,215	7,269
6.25% 6/1/24 (a)	2,055	2,173
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	32,600	33,089
8.25% 2/15/20	19,835	20,281
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	8,666
PDC Energy, Inc. 6.125% 9/15/24 (a)	3,555	3,644
Peabody Securities Finance Corp.:
6% 3/31/22 (a)	3,540	3,611
6.375% 3/31/25 (a)	4,405	4,471
PetroBakken Energy Ltd. 8.625% 2/1/20 (a)(c)	23,570	0
QEP Resources, Inc. 5.25% 5/1/23	12,370	12,092
Range Resources Corp. 5% 3/15/23 (a)	18,145	17,964
Rice Energy, Inc.:
6.25% 5/1/22	20,020	20,934
7.25% 5/1/23	9,808	10,593
RSP Permian, Inc. 6.625% 10/1/22	4,715	4,968
Sabine Pass Liquefaction LLC:
5% 3/15/27 (a)	17,145	18,095
5.875% 6/30/26 (a)	17,145	19,119
SemGroup Corp. 6.375% 3/15/25 (a)	5,990	6,020
SM Energy Co.:
5.625% 6/1/25	5,480	5,233
6.75% 9/15/26	4,550	4,584
Southern Natural Gas Co.:
7.35% 2/15/31	23,497	29,205
8% 3/1/32	12,475	16,763
Southern Star Central Corp. 5.125% 7/15/22 (a)	6,750	6,818
Southwestern Energy Co. 4.1% 3/15/22	17,110	15,998
Summit Midstream Holdings LLC 5.75% 4/15/25	8,365	8,470
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21	16,355	17,275
6.375% 4/1/23	7,815	8,323
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (a)	5,750	5,937
5.375% 2/1/27 (a)	5,750	6,009
Teine Energy Ltd. 6.875% 9/30/22 (a)	11,950	12,189
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,585
TerraForm Power Operating LLC:
6.375% 2/1/23 (a)(b)	30,835	31,876
6.625% 6/15/25 (a)(b)	7,915	8,370
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	2,890	3,016
6.375% 5/1/24	4,570	4,993
Trinidad Drilling Ltd. 6.625% 2/15/25 (a)	4,720	4,755
Ultra Resources, Inc.:
6.875% 4/15/22 (a)	9,060	9,162
7.125% 4/15/25 (a)	6,040	5,983
Unit Corp. 6.625% 5/15/21	2,202	2,191
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	13,025	14,067
Western Refining, Inc. 6.25% 4/1/21	27,830	28,734
WPX Energy, Inc.:
5.25% 9/15/24	8,725	8,507
6% 1/15/22	21,830	22,157
		1,003,376
Entertainment/Film - 0.4%
AMC Entertainment Holdings, Inc.:
5.875% 11/15/26 (a)	9,580	9,754
6.125% 5/15/27 (a)	8,290	8,466
AMC Entertainment, Inc. 5.75% 6/15/25	3,205	3,305
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	2,380	2,472
5.625% 2/15/24	2,570	2,699
Lions Gate Entertainment Corp. 5.875% 11/1/24 (a)	3,865	4,010
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	22,074	18,984
		49,690
Environmental - 0.3%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (a)	10,140	10,432
Covanta Holding Corp.:
5.875% 3/1/24	7,775	7,814
5.875% 7/1/25	3,205	3,205
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (a)	9,525	9,870
		31,321
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (a)	21,255	20,670
6.625% 6/15/24 (a)	14,645	14,975
Albertsons, Inc.:
7.45% 8/1/29	13,240	12,479
8% 5/1/31	12,364	12,055
8.7% 5/1/30	1,710	1,693
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (a)	24,122	21,107
9.375% 9/15/18 pay-in-kind (a)(b)	15,260	7,783
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (a)	16,350	16,636
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	11,295	9,883
		117,281
Food/Beverage/Tobacco - 1.9%
B&G Foods, Inc. 4.625% 6/1/21	10,575	10,734
ESAL GmbH 6.25% 2/5/23 (a)	28,980	29,378
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (a)	3,220	3,244
JBS Investments GmbH 7.25% 4/3/24 (a)	37,820	39,569
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	20,055	20,707
5.875% 7/15/24 (a)	6,030	6,286
7.25% 6/1/21 (a)	7,350	7,552
8.25% 2/1/20 (a)	7,110	7,284
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	7,660	7,909
4.875% 11/1/26 (a)	7,740	7,982
Pilgrim's Pride Corp. 5.75% 3/15/25 (a)	13,985	14,544
Post Holdings, Inc.:
5% 8/15/26 (a)	17,030	16,945
5.5% 3/1/25 (a)	10,085	10,539
5.75% 3/1/27 (a)	7,710	8,009
6% 12/15/22 (a)	6,040	6,448
7.75% 3/15/24 (a)	9,195	10,218
8% 7/15/25 (a)	4,595	5,227
TreeHouse Foods, Inc. 4.875% 3/15/22	4,150	4,295
		216,870
Gaming - 0.6%
Eagle II Acquisition Co. LLC 6% 4/1/25 (a)	3,040	3,143
Jacobs Entertainment, Inc. 7.875% 2/1/24 (a)	2,820	2,947
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24	6,770	7,303
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21 (b)	28,670	31,071
Penn National Gaming, Inc. 5.625% 1/15/27 (a)	2,295	2,312
Scientific Games Corp. 10% 12/1/22	22,999	24,954
		71,730
Healthcare - 4.7%
Alere, Inc. 6.375% 7/1/23 (a)	5,115	5,569
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	6,045	5,743
AmSurg Corp. 5.625% 7/15/22	6,995	7,216
Community Health Systems, Inc.:
6.25% 3/31/23	14,930	15,191
6.875% 2/1/22	52,450	43,402
7.125% 7/15/20	14,580	13,086
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	1,805	1,855
Double Eagle Acquisition Sub, Inc. 7.5% 10/1/24 (a)	6,825	7,047
Envision Healthcare Corp. 6.25% 12/1/24 (a)	11,515	12,120
HCA Holdings, Inc.:
4.75% 5/1/23	12,395	13,015
5.25% 6/15/26	14,055	14,986
5.375% 2/1/25	22,530	23,459
5.875% 5/1/23	33,560	36,520
5.875% 2/15/26	29,610	31,461
7.5% 2/15/22	10,725	12,338
HealthSouth Corp.:
5.125% 3/15/23	6,440	6,464
5.75% 11/1/24	22,135	22,550
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (a)	5,715	5,972
Hologic, Inc. 5.25% 7/15/22 (a)	12,345	13,009
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	11,285	11,765
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	6,095	6,552
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	4,030	4,131
6.375% 2/15/22	9,445	9,764
Quintiles Transnational Corp. 4.875% 5/15/23 (a)	8,705	8,944
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (a)	12,857	13,678
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	4,945	5,019
Surgery Center Holdings, Inc. 8.875% 4/15/21 (a)	11,400	12,113
Tenet Healthcare Corp.:
6.75% 6/15/23	13,245	12,649
6.875% 11/15/31	23,140	19,785
7.5% 1/1/22 (a)	6,590	7,051
8.125% 4/1/22	14,975	15,200
Tennessee Merger Sub, Inc. 6.375% 2/1/25 (a)	17,340	16,928
Valeant Pharmaceuticals International, Inc.:
5.875% 5/15/23 (a)	42,000	31,028
6.5% 3/15/22 (a)	11,985	12,270
6.75% 8/15/21 (a)	2,029	1,679
7% 3/15/24 (a)	17,980	18,340
Vizient, Inc. 10.375% 3/1/24 (a)	12,515	14,330
Wellcare Health Plans, Inc. 5.25% 4/1/25	9,245	9,615
		521,844
Homebuilders/Real Estate - 1.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	6,475	6,750
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	5,010	5,198
Howard Hughes Corp. 5.375% 3/15/25 (a)	12,730	12,857
Mattamy Group Corp. 6.875% 12/15/23 (a)	8,755	9,083
Odebrecht Finance Ltd.:
4.375% 4/25/25 (a)	12,020	5,394
5.25% 6/27/29 (a)	10,987	4,800
7.125% 6/26/42 (a)	5,370	2,417
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (a)	3,545	3,580
6.125% 4/1/25 (a)	3,545	3,580
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	14,750	15,159
5.875% 4/15/23 (a)	8,405	8,951
Toll Brothers Finance Corp.:
4.375% 4/15/23	24,055	24,596
5.625% 1/15/24	3,075	3,298
TRI Pointe Homes, Inc.:
4.375% 6/15/19	6,675	6,875
5.875% 6/15/24	16,130	16,977
William Lyon Homes, Inc. 5.875% 1/31/25 (a)	7,125	7,303
		136,818
Hotels - 0.6%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,331
FelCor Lodging LP:
5.625% 3/1/23	8,085	8,510
6% 6/1/25	22,215	23,715
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25 (a)	17,975	18,469
4.875% 4/1/27 (a)	8,435	8,646
Playa Resorts Holding BV 8% 8/15/20 (a)	8,279	8,714
		71,385
Insurance - 0.6%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (a)	28,500	30,427
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (a)	22,620	23,698
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	12,080	12,291
		66,416
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (a)	4,530	3,658
Carlson Travel, Inc. 6.75% 12/15/23 (a)	4,355	4,499
Cedar Fair LP/Magnum Management Corp. 5.375% 4/15/27 (a)	6,830	7,060
LTF Merger Sub, Inc. 8.5% 6/15/23 (a)	7,365	7,825
Silversea Cruises 7.25% 2/1/25 (a)	4,765	5,051
Six Flags Entertainment Corp.:
4.875% 7/31/24 (a)	14,040	14,163
5.5% 4/15/27 (a)	7,460	7,605
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	7,565	7,915
7.25% 11/30/21 (a)	19,685	21,102
		78,878
Metals/Mining - 1.5%
Alcoa Nederland Holding BV:
6.75% 9/30/24 (a)	7,705	8,429
7% 9/30/26 (a)	6,385	7,055
Aleris International, Inc. 6% 6/1/20 (a)	151	151
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	3,500	3,710
First Quantum Minerals Ltd.:
7% 2/15/21 (a)	13,590	14,066
7.25% 5/15/22 (a)	7,715	7,946
7.25% 4/1/23 (a)	11,390	11,596
7.5% 4/1/25 (a)	15,025	15,326
Freeport-McMoRan, Inc.:
3.55% 3/1/22	5,690	5,349
3.875% 3/15/23	17,075	15,837
5.4% 11/14/34	5,430	4,819
5.45% 3/15/43	35,380	30,161
6.75% 2/1/22 (a)	16,510	17,232
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (a)	6,445	7,275
Lundin Mining Corp.:
7.5% 11/1/20 (a)	3,930	4,166
7.875% 11/1/22 (a)	570	626
Mirabela Nickel Ltd. 1% 9/10/44 pay-in-kind (a)(c)	41	0
Murray Energy Corp. 11.25% 4/15/21 (a)	14,540	10,905
New Gold, Inc. 7% 4/15/20 (a)	3,050	3,090
Prince Mineral Holding Corp. 11.5% 12/15/19 (a)(b)	3,255	3,353
		171,092
Paper - 0.2%
Boise Cascade Co. 5.625% 9/1/24 (a)	4,105	4,218
Flex Acquisition Co., Inc. 6.875% 1/15/25 (a)	5,230	5,387
NewPage Corp.:
0% 5/1/12 (b)(c)	6,337	0
11.375% 12/31/2114 (c)	12,582	0
Xerium Technologies, Inc. 9.5% 8/15/21	17,025	17,663
		27,268
Publishing/Printing - 0.4%
Cengage Learning, Inc. 9.5% 6/15/24 (a)	19,915	17,973
Harland Clarke Holdings Corp. 8.375% 8/15/22 (a)	7,860	8,096
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	23,575	23,752
		49,821
Restaurants - 0.3%
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (a)	8,800	9,086
5.25% 6/1/26 (a)	8,800	9,020
Landry's Acquisition Co. 6.75% 10/15/24 (a)	9,190	9,627
		27,733
Services - 1.7%
APX Group, Inc.:
7.875% 12/1/22 (a)	8,810	9,603
7.875% 12/1/22	17,920	19,533
8.75% 12/1/20	19,025	19,715
Everi Payments, Inc. 10% 1/15/22	11,085	11,903
Garda World Security Corp.:
7.25% 11/15/21 (a)	4,645	4,697
7.25% 11/15/21 (a)	2,745	2,777
IHS Markit Ltd. 4.75% 2/15/25 (a)	9,190	9,615
Laureate Education, Inc.:
8.25% 5/1/25 (a)	33,595	34,519
10% 9/1/19 (a)(b)	61,085	64,139
NES Rentals Holdings, Inc. 7.875% 5/1/18 (a)	3,020	3,024
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (a)	3,510	3,624
TMS International Corp. 7.625% 10/15/21 (a)	2,170	2,186
United Rentals North America, Inc. 5.5% 5/15/27	7,325	7,536
		192,871
Steel - 0.3%
JMC Steel Group, Inc. 9.875% 6/15/23 (a)	7,500	8,475
United States Steel Corp. 8.375% 7/1/21 (a)	24,580	27,069
		35,544
Super Retail - 0.9%
CST Brands, Inc. 5% 5/1/23	2,640	2,739
Hanesbrands, Inc.:
4.625% 5/15/24 (a)	5,710	5,667
4.875% 5/15/26 (a)	5,710	5,681
L Brands, Inc. 6.875% 11/1/35	13,095	12,912
Netflix, Inc.:
4.375% 11/15/26 (a)	11,520	11,347
5.375% 2/1/21 (a)	7,725	8,266
5.75% 3/1/24	12,225	13,142
5.875% 2/15/25	27,663	30,014
Sonic Automotive, Inc.:
5% 5/15/23	1,610	1,544
6.125% 3/15/27 (a)	5,990	6,035
Springs Industries, Inc. 6.25% 6/1/21	2,990	3,083
		100,430
Technology - 4.5%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (a)	23,415	25,932
Brocade Communications Systems, Inc. 4.625% 1/15/23	6,460	6,605
Camelot Finance SA 7.875% 10/15/24 (a)	5,065	5,432
CDW LLC/CDW Finance Corp.:
5% 9/1/23	10,930	11,231
5% 9/1/25	6,380	6,540
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	4,675	4,932
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (a)	26,160	30,346
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	19,115	19,975
Entegris, Inc. 6% 4/1/22 (a)	3,215	3,352
Gartner, Inc. 5.125% 4/1/25 (a)	6,010	6,220
Greeneden U.S. Holdings II LLC 10% 11/30/24 (a)	15,935	17,650
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	9,220	9,762
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (a)	4,060	4,243
Lucent Technologies, Inc.:
6.45% 3/15/29	53,529	60,220
6.5% 1/15/28	19,936	22,029
Micron Technology, Inc.:
5.25% 8/1/23 (a)	4,485	4,642
5.25% 1/15/24 (a)	9,585	9,882
5.5% 2/1/25	8,076	8,439
5.875% 2/15/22	6,735	7,055
7.5% 9/15/23	10,485	11,743
Microsemi Corp. 9.125% 4/15/23 (a)	4,575	5,261
NXP BV/NXP Funding LLC:
4.625% 6/15/22 (a)	14,060	15,097
4.625% 6/1/23 (a)	10,735	11,554
5.75% 3/15/23 (a)	15,325	16,168
Open Text Corp. 5.875% 6/1/26 (a)	8,535	9,111
Parametric Technology Corp. 6% 5/15/24	3,490	3,734
Qorvo, Inc.:
6.75% 12/1/23	8,570	9,298
7% 12/1/25	25,960	28,816
Sensata Technologies BV 5% 10/1/25 (a)	11,210	11,448
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	11,535	12,487
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	29,985	34,220
SS&C Technologies Holdings, Inc. 5.875% 7/15/23	8,960	9,520
Symantec Corp. 5% 4/15/25 (a)	10,050	10,389
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (a)	14,610	15,414
10.5% 2/1/24 (a)	29,365	31,274
		500,021
Telecommunications - 11.3%
Altice Financing SA:
6.5% 1/15/22 (a)	26,701	28,003
6.625% 2/15/23 (a)	20,740	21,958
7.5% 5/15/26 (a)	21,660	23,393
Altice Finco SA 8.125% 1/15/24 (a)	21,880	23,630
Citizens Communications Co.:
7.875% 1/15/27	9,275	7,513
9% 8/15/31	13,178	11,267
CommScope Technologies Finance LLC 5% 3/15/27 (a)	12,745	12,857
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (a)	3,190	3,278
5.375% 3/15/27 (a)	2,735	2,817
Digicel Group Ltd.:
6% 4/15/21 (a)	2,020	1,919
6.75% 3/1/23 (a)	1,900	1,805
7% 2/15/20 (a)	2,110	2,073
7.125% 4/1/22 (a)	42,670	35,800
8.25% 9/30/20 (a)	21,044	19,255
Equinix, Inc. 5.375% 5/15/27	9,265	9,680
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	6,240	6,404
Frontier Communications Corp. 11% 9/15/25	22,810	21,983
GCI, Inc. 6.875% 4/15/25	10,905	11,723
GTT Escrow Corp. 7.875% 12/31/24 (a)	5,565	5,802
Intelsat Jackson Holdings SA:
5.5% 8/1/23	55,360	47,264
7.25% 10/15/20	39,625	37,097
7.5% 4/1/21	21,110	19,316
j2 Global, Inc. 8% 8/1/20	7,245	7,471
Level 3 Financing, Inc.:
5.125% 5/1/23	11,240	11,535
5.375% 5/1/25	11,240	11,718
Millicom International Cellular SA:
6% 3/15/25 (a)	10,745	11,322
6.625% 10/15/21 (a)	6,275	6,581
Neptune Finco Corp.:
6.625% 10/15/25 (a)	22,160	24,238
10.125% 1/15/23 (a)	22,930	26,599
10.875% 10/15/25 (a)	54,425	65,378
Sable International Finance Ltd. 6.875% 8/1/22 (a)	47,295	50,738
SFR Group SA:
6% 5/15/22 (a)	122,140	127,331
6.25% 5/15/24 (a)	75,510	78,153
7.375% 5/1/26 (a)	87,735	92,231
Sprint Capital Corp.:
6.875% 11/15/28	11,304	12,237
8.75% 3/15/32	8,446	10,394
Sprint Communications, Inc. 6% 11/15/22	28,255	29,438
Sprint Corp.:
7.125% 6/15/24	56,633	61,766
7.625% 2/15/25	32,350	36,111
7.875% 9/15/23	29,545	33,164
T-Mobile U.S.A., Inc.:
6% 4/15/24	17,090	18,517
6.375% 3/1/25	76,286	83,367
6.5% 1/15/24	50,680	54,924
Telesat Canada/Telesat LLC 8.875% 11/15/24 (a)	9,010	9,911
U.S. West Communications:
7.25% 9/15/25	1,480	1,629
7.25% 10/15/35	5,745	5,696
UPCB Finance IV Ltd. 5.375% 1/15/25 (a)	11,930	12,139
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	19,730	20,938
6% 4/1/23	11,035	11,766
		1,270,129
Transportation Ex Air/Rail - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	2,850	2,540
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	10,180	10,053
Teekay Corp. 8.5% 1/15/20	21,637	21,421
		34,014
Utilities - 3.1%
Dynegy, Inc.:
7.375% 11/1/22	36,240	34,700
7.625% 11/1/24	41,495	37,968
8% 1/15/25 (a)	14,375	13,189
Energy Future Holdings Corp.:
10.875% 11/1/17 (c)	7,994	2,718
11.25% 11/1/17 pay-in-kind (b)(c)	147	50
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)	74,350	90,707
12.25% 3/1/22 (a)(b)(c)	83,211	106,302
EnLink Midstream Partners LP:
4.15% 6/1/25	8,545	8,584
4.4% 4/1/24	8,560	8,782
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,720	2,693
7% 6/15/23	11,295	11,182
InterGen NV 7% 6/30/23 (a)	4,475	4,173
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	5,475	5,619
PPL Energy Supply LLC 6.5% 6/1/25	8,945	7,111
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	1,995	1,965
TXU Corp.:
5.55% 11/15/14 (c)	4,137	455
6.5% 11/15/24 (c)	39,570	4,353
6.55% 11/15/34 (c)	74,878	8,237
		348,788

TOTAL NONCONVERTIBLE BONDS		7,086,472

TOTAL CORPORATE BONDS
(Cost $6,747,815)		7,087,721
	Shares	Value (000s)

Common Stocks - 21.5%
Air Transportation - 0.5%
Air Canada (e)	3,438,100	32,717
Delta Air Lines, Inc.	422,100	19,180

TOTAL AIR TRANSPORTATION		51,897

Automotive - 0.2%
The Goodyear Tire & Rubber Co.	682,900	24,741
Automotive & Auto Parts - 1.7%
Adient PLC	328,200	24,142
Allison Transmission Holdings, Inc.	806,300	31,188
Chassix Holdings, Inc. (e)	677,217	21,136
Chassix Holdings, Inc. warrants 7/29/20 (e)	37,382	263
Delphi Automotive PLC	304,000	24,442
Exide Technologies (e)	9,824	0
Exide Technologies (e)	32,746	0
General Motors Co.	11,348	393
Lear Corp.	480,500	68,548
Tenneco, Inc.	320,700	20,214

TOTAL AUTOMOTIVE & AUTO PARTS		190,326

Banks & Thrifts - 0.3%
Bank of America Corp.	661,200	15,432
Citigroup, Inc.	275,500	16,288

TOTAL BANKS & THRIFTS		31,720

Broadcasting - 0.8%
DISH Network Corp. Class A (e)	294,600	18,984
Nexstar Broadcasting Group, Inc. Class A	277,129	19,122
Sinclair Broadcast Group, Inc. Class A	1,263,600	49,849

TOTAL BROADCASTING		87,955

Building Materials - 0.0%
Ply Gem Holdings, Inc. (e)	41,200	793
Cable/Satellite TV - 0.8%
Altice NV Class A (e)	1,492,775	37,083
Naspers Ltd. Class N	290,300	55,201

TOTAL CABLE/SATELLITE TV		92,284

Chemicals - 0.7%
LyondellBasell Industries NV Class A	462,645	39,214
Platform Specialty Products Corp. (e)	2,414,600	34,215

TOTAL CHEMICALS		73,429

Consumer Products - 0.3%
Newell Brands, Inc.	412,639	19,699
Reddy Ice Holdings, Inc. (e)	496,439	89
Revlon, Inc. (e)	462,618	12,005

TOTAL CONSUMER PRODUCTS		31,793

Diversified Financial Services - 0.3%
OneMain Holdings, Inc. (e)	1,446,000	33,721
Penson Worldwide, Inc. Class A (e)	10,322,034	0
PJT Partners, Inc.	5,092	176

TOTAL DIVERSIFIED FINANCIAL SERVICES		33,897

Diversified Media - 0.2%
Viacom, Inc. Class B (non-vtg.)	584,900	24,893
Energy - 0.9%
Chaparral Energy, Inc.:
Class A (e)	120,910	1,441
Class B (e)	25,896	309
Crestwood Equity Partners LP	151,525	3,841
Diamondback Energy, Inc. (e)	215,400	21,506
Forbes Energy Services Ltd. (e)	193,218	6,065
Goodrich Petroleum Corp.	129,527	1,749
Hornbeck Offshore Services, Inc. (e)(f)	280,600	957
Ovation Acquisition I LLC (e)(g)	3,002,269	0
Pioneer Natural Resources Co.	127,200	22,004
Rice Energy, Inc. (e)	1,041,000	22,163
Southwestern Energy Co. (e)	2,230,100	16,748

TOTAL ENERGY		96,783

Entertainment/Film - 0.3%
Cinemark Holdings, Inc.	769,600	33,247
Food/Beverage/Tobacco - 0.2%
JBS SA	8,656,800	28,010
Gaming - 1.5%
International Game Technology PLC	1,020,900	22,664
Melco Crown Entertainment Ltd. sponsored ADR	1,184,400	25,998
Red Rock Resorts, Inc. (a)	5,217,651	121,989

TOTAL GAMING		170,651

Healthcare - 1.3%
Allergan PLC	279,400	68,134
Envision Healthcare Corp. (e)	522,300	29,264
HCA Holdings, Inc. (e)	644,200	54,248
HealthSouth Corp.	34	2
Rotech Healthcare, Inc. (e)	185,710	208

TOTAL HEALTHCARE		151,856

Homebuilders/Real Estate - 0.5%
American Tower Corp.	11,612	1,462
CalAtlantic Group, Inc.	400,000	14,488
PulteGroup, Inc.	820,000	18,589
Realogy Holdings Corp.	51,500	1,573
Taylor Morrison Home Corp. (e)	915,400	21,146

TOTAL HOMEBUILDERS/REAL ESTATE		57,258

Hotels - 0.4%
Extended Stay America, Inc. unit	2,289,700	39,932
Metals/Mining - 0.2%
Aleris Corp. (e)	127,520	741
Freeport-McMoRan, Inc. (e)	1,385,000	17,659
Mirabela Nickel Ltd. (e)	6,852,955	0

TOTAL METALS/MINING		18,400

Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (e)(g)	127,577	200
Services - 1.9%
Air Lease Corp. Class A	549,800	20,969
Expedia, Inc.	187,000	25,006
HD Supply Holdings, Inc. (e)	1,088,200	43,854
MasterCard, Inc. Class A	412,300	47,959
Penhall Acquisition Co.:
Class A (e)	26,163	2,194
Class B (e)	8,721	731
United Rentals, Inc. (e)	623,019	68,320
WP Rocket Holdings, Inc. (e)(g)	25,255,077	1,515

TOTAL SERVICES		210,548

Super Retail - 0.3%
Arena Brands Holding Corp. Class B (e)(g)	659,302	864
Priceline Group, Inc. (e)	19,300	35,644

TOTAL SUPER RETAIL		36,508

Technology - 6.2%
Adobe Systems, Inc. (e)	256,400	34,291
Alphabet, Inc. Class A (e)	107,300	99,201
Broadcom Ltd.	292,000	64,477
CDW Corp.	491,300	29,031
CommScope Holding Co., Inc. (e)	798,000	33,548
Cypress Semiconductor Corp.	24,992	350
Electronic Arts, Inc. (e)	310,300	29,423
Facebook, Inc. Class A (e)	618,500	92,930
First Data Corp. Class A (e)	1,594,089	24,900
Global Payments, Inc.	293,124	23,966
MagnaChip Semiconductor Corp. (e)(f)	219,804	1,868
Microsemi Corp. (e)	733,000	34,407
ON Semiconductor Corp. (e)	818,338	11,604
PayPal Holdings, Inc. (e)	630,400	30,083
Qorvo, Inc. (e)	1,339,397	91,119
Skyworks Solutions, Inc.	987,934	98,537

TOTAL TECHNOLOGY		699,735

Telecommunications - 1.7%
Alibaba Group Holding Ltd. sponsored ADR (e)	643,800	74,359
Qualcomm, Inc.	952,500	51,187
T-Mobile U.S., Inc. (e)	978,600	65,830

TOTAL TELECOMMUNICATIONS		191,376

Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (g)	598,287	4,116
U.S. Shipping Partners Corp. (e)	51,736	0
U.S. Shipping Partners Corp. warrants 12/31/29 (e)	484,379	0

TOTAL TRANSPORTATION EX AIR/RAIL		4,116

Utilities - 0.3%
Portland General Electric Co.	14,817	672
The AES Corp.	2,957,700	33,452

TOTAL UTILITIES		34,124

TOTAL COMMON STOCKS
(Cost $2,006,706)		2,416,472

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.1%
Consumer Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (e)	199,717	1,603
Healthcare - 0.1%
Allergan PLC 5.50%	13,000	11,229

TOTAL CONVERTIBLE PREFERRED STOCKS		12,832

Nonconvertible Preferred Stocks - 0.0%
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (g)	265,905,500	2,659
TOTAL PREFERRED STOCKS
(Cost $24,035)		15,491
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 1.8%
Automotive & Auto Parts - 0.1%
Chassix, Inc. term loan 12% 7/29/19	7,560	7,560
Consumer Services - 0.0%
Optiv Security, Inc. Tranche 2LN, term loan 8.25% 2/1/25 (b)	350	355
Diversified Financial Services - 0.1%
Cypress Intermediate Holdings, Inc. Tranche 2LN, term loan 3/30/25 (h)	3,810	3,881
Energy - 0.5%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	6,216	6,216
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (b)	19,210	21,107
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5534% 8/23/21 (b)	14,200	15,332
Forbes Energy Services LLC term loan 12% 4/13/21 pay-in-kind(b)	1,840	1,730
Seadrill Operating LP Tranche B, term loan 4.1468% 2/21/21 (b)	22,587	15,189

TOTAL ENERGY		59,574

Healthcare - 0.2%
InVentiv Health, Inc. Tranche B, term loan 4.804% 11/9/23 (b)	22,928	23,045
Metals/Mining - 0.2%
Murray Energy Corp. Tranche B 2LN, term loan 8.3968% 4/16/20 (b)	23,079	22,009
Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 6.6468% 3/14/22 (b)	1,685	1,703
Services - 0.2%
Almonde, Inc.:
Tranche 2LN, term loan 5/3/25 (h)	1,230	1,254
Tranche B 1LN, term loan 5/3/24 (h)	5,710	5,733
KUEHG Corp. Tranche B 1LN, term loan 5.3968% 8/13/22 (b)	12,934	12,985

TOTAL SERVICES		19,972

Steel - 0.0%
Essar Steel Algoma, Inc. Tranche B, term loan 0% 8/16/19 (c)	5,183	2,004
Super Retail - 0.1%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (b)	8,680	8,785
Technology - 0.4%
Genesys Telecommunications Laboratories, Inc. term loan 5.1584% 12/1/23 (b)	17,258	17,383
Kronos, Inc. term loan 9.284% 11/1/24 (b)	19,695	20,493
Landesk Group, Inc. term loan:
5.25% 1/20/24 (b)	3,160	3,175
10% 1/20/25 (b)	7,235	7,177

TOTAL TECHNOLOGY		48,228

TOTAL BANK LOAN OBLIGATIONS
(Cost $193,015)		197,116

Preferred Securities - 5.6%
Banks & Thrifts - 5.6%
Bank of America Corp.:
5.125% (b)(i)	28,140	28,816
5.2% (b)(i)	55,385	56,790
6.25% (b)(i)	18,795	20,342
Barclays Bank PLC 7.625% 11/21/22	22,355	25,237
Citigroup, Inc.:
5.8% (b)(i)	41,925	44,933
5.9% (b)(i)	27,015	28,696
5.95% (b)(i)	51,015	54,393
6.25% (b)(i)	17,065	18,800
6.3% (b)(i)	5,610	6,083
Goldman Sachs Group, Inc.:
5.375% (b)(i)	31,615	33,584
5.7% (b)(i)	35,166	37,261
JPMorgan Chase & Co.:
5% (b)(i)	33,640	34,817
5.3% (b)(i)	16,855	18,019
6% (b)(i)	50,895	54,636
6.125% (b)(i)	15,170	16,277
6.75% (b)(i)	8,330	9,534
Royal Bank of Scotland Group PLC 8.625% (b)(i)	13,375	14,539
Wells Fargo & Co.:
5.875% (b)(i)	50,420	55,821
5.9% (b)(i)	63,075	68,418

TOTAL BANKS & THRIFTS		626,996

Homebuilders/Real Estate - 0.0%
Odebrecht Finance Ltd. 7.5% (a)(i)	2,940	1,366
TOTAL PREFERRED SECURITIES
(Cost $595,093)		628,362
	Shares	Value (000s)

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 0.85% (j)	698,780,522	698,920
Fidelity Securities Lending Cash Central Fund 0.86% (j)(k)	2,459,705	2,460
TOTAL MONEY MARKET FUNDS
(Cost $701,336)		701,380
TOTAL INVESTMENT PORTFOLIO - 98.4%
(Cost $10,268,000)		11,046,542
NET OTHER ASSETS (LIABILITIES) - 1.6%		183,873
NET ASSETS - 100%		$11,230,415

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,766,655,000 or 33.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing

 (f) Security or a portion of the security is on loan at period end.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,354,000 or 0.1% of net assets.

 (h) The coupon rate will be determined upon settlement of the loan after period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$246
Ovation Acquisition I LLC	12/23/15	$30
Tricer Holdco SCA	12/19/16	$14,875
Tricer Holdco SCA	12/19/16	$9,607
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$13,154

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,580
Fidelity Securities Lending Cash Central Fund	7
Total	$2,587

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Forbes Energy Services Ltd. (Escrow)	$--	$1,730	$1,730	$--	$--
Total	$--	$1,730	$1,730	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$768,477	$690,813	$55,401	$22,263
Consumer Staples	41,707	40,015	89	1,603
Energy	96,783	88,968	--	7,815
Financials	65,617	65,617	--	--
Health Care	163,085	151,648	11,229	208
Industrials	228,236	217,021	--	11,215
Information Technology	873,240	873,240	--	--
Materials	91,829	91,088	--	741
Real Estate	3,035	3,035	--	--
Telecommunication Services	65,830	65,830	--	--
Utilities	34,124	34,124	--	--
Corporate Bonds	7,087,721	--	7,084,802	2,919
Bank Loan Obligations	197,116	--	187,826	9,290
Preferred Securities	628,362	--	628,362	--
Money Market Funds	701,380	701,380	--	--
Total Investments in Securities:	$11,046,542	$3,022,779	$7,967,709	$56,054

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.7%
Luxembourg	3.1%
France	2.6%
Canada	2.3%
Netherlands	1.7%
Cayman Islands	1.7%
Ireland	1.5%
United Kingdom	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $2,343) — See accompanying schedule: Unaffiliated issuers (cost $9,566,664)	$10,345,162
Fidelity Central Funds (cost $701,336)	701,380
Total Investments (cost $10,268,000)		$11,046,542
Receivable for investments sold		140,820
Receivable for fund shares sold		8,609
Dividends receivable		409
Interest receivable		122,009
Distributions receivable from Fidelity Central Funds		529
Prepaid expenses		7
Other receivables		516
Total assets		11,319,441
Liabilities
Payable for investments purchased
Regular delivery	$63,360
Delayed delivery	5,525
Payable for fund shares redeemed	6,817
Distributions payable	3,775
Accrued management fee	5,185
Other affiliated payables	1,260
Other payables and accrued expenses	644
Collateral on securities loaned	2,460
Total liabilities		89,026
Net Assets		$11,230,415
Net Assets consist of:
Paid in capital		$10,280,581
Undistributed net investment income		57,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		113,491
Net unrealized appreciation (depreciation) on investments		778,542
Net Assets, for 1,113,447 shares outstanding		$11,230,415
Net Asset Value, offering price and redemption price per share ($11,230,415 ÷ 1,113,447 shares)		$10.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends		$49,932
Interest		493,596
Income from Fidelity Central Funds		2,587
Total income		546,115
Expenses
Management fee	$59,028
Transfer agent fees	13,362
Accounting and security lending fees	1,400
Custodian fees and expenses	127
Independent trustees' fees and expenses	43
Appreciation in deferred trustee compensation account	1
Registration fees	211
Audit	230
Legal	2,668
Miscellaneous	92
Total expenses before reductions	77,162
Expense reductions	(84)	77,078
Net investment income (loss)		469,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	203,924
Fidelity Central Funds	64
Foreign currency transactions	(232)
Total net realized gain (loss)		203,756
Change in net unrealized appreciation (depreciation) on investment securities		686,024
Net gain (loss)		889,780
Net increase (decrease) in net assets resulting from operations		$1,358,817

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$469,037	$453,993
Net realized gain (loss)	203,756	(58,746)
Change in net unrealized appreciation (depreciation)	686,024	(759,117)
Net increase (decrease) in net assets resulting from operations	1,358,817	(363,870)
Distributions to shareholders from net investment income	(441,674)	(434,467)
Distributions to shareholders from net realized gain	–	(65,299)
Total distributions	(441,674)	(499,766)
Share transactions
Proceeds from sales of shares	1,958,022	1,801,252
Reinvestment of distributions	395,486	448,854
Cost of shares redeemed	(2,229,289)	(2,358,419)
Net increase (decrease) in net assets resulting from share transactions	124,219	(108,313)
Redemption fees	595	805
Total increase (decrease) in net assets	1,041,957	(971,144)
Net Assets
Beginning of period	10,188,458	11,159,602
End of period	$11,230,415	$10,188,458
Other Information
Undistributed net investment income end of period	$57,801	$31,812
Shares
Sold	201,303	190,806
Issued in reinvestment of distributions	40,821	47,578
Redeemed	(230,785)	(253,202)
Net increase (decrease)	11,339	(14,818)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital & Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.24	$9.99	$10.07	$9.86	$9.23
Income from Investment Operations
Net investment income (loss)A	.430	.404	.416	.472	.547
Net realized and unrealized gain (loss)	.824	(.710)	.276	.258	.631
Total from investment operations	1.254	(.306)	.692	.730	1.178
Distributions from net investment income	(.405)	(.387)	(.411)	(.458)	(.501)
Distributions from net realized gain	–	(.058)	(.362)	(.063)	(.048)
Total distributions	(.405)	(.445)	(.773)	(.521)	(.549)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.001
Net asset value, end of period	$10.09	$9.24	$9.99	$10.07	$9.86
Total ReturnB	13.85%	(3.05)%	7.17%	7.71%	13.23%
Ratios to Average Net AssetsC,D
Expenses before reductions	.73%	.75%	.72%	.71%	.73%
Expenses net of fee waivers, if any	.73%	.75%	.72%	.71%	.73%
Expenses net of all reductions	.73%	.74%	.72%	.71%	.73%
Net investment income (loss)	4.45%	4.30%	4.16%	4.82%	5.83%
Supplemental Data
Net assets, end of period (in millions)	$11,230	$10,188	$11,160	$10,382	$10,205
Portfolio turnover rateE	39%	35%	41%	47%	60%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,234,563
Gross unrealized depreciation	(417,829)
Net unrealized appreciation (depreciation) on securities	$816,734
Tax Cost	$10,229,808

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,841
Undistributed long-term capital gain	$116,795
Net unrealized appreciation (depreciation) on securities and other investments	$816,734

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$441,674	$ 434,467
Long-term Capital Gains	–	65,299
Total	$441,674	$ 499,766

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,907,199 and $4,271,410, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $35 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $751. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $53.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund, and other entities managed by Fidelity Management & Research Company (FMR) or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. A decision is pending in a trial intended to help determine the value of any remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $100,876 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Capital & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.73%	$1,000.00	$1,073.60	$3.75
Hypothetical-C		$1,000.00	$1,021.17	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 12, 2017, to shareholders of record at the opening of business on June 9, 2017, a distribution of $0.107 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $116,795,358, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $118,982,996 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CAI-ANN-0617
1.703159.119

Fidelity® Focused High Income Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	10.22%	5.11%	5.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,149	Fidelity® Focused High Income Fund
$20,844	The BofA Merrill Lynch℠ BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Portfolio Manager Matthew Conti:  For the fiscal year, the fund gained 10.22%, outpacing the 9.76% return of its benchmark, The BofA Merrill Lynch℠ BB US High Yield Constrained Index. Versus the benchmark, the fund’s core high-yield bond portfolio outperformed, led by strong security selection among BB-rated bonds. Selections across a number of groups aided relative performance, with banks & thrifts, food/beverage/tobacco, telecommunications and diversified financial services helping most. Positioning in health care also helped, led by an underweighting in the poor-performing hospitals group. On the downside, the fund was hampered by sizable underweightings in metals/mining and energy – two of the top-performing index groups this period. An out-of-benchmark allocation to floating-rate bank loans lagged the benchmark and also dampened relative performance. I increased the fund’s energy allocation the past 12 months. The top individual relative contributors were overweightings in Brazil-based JBS, one of the world’s largest meat processing companies, and Cheniere Energy, an operator of liquefied natural gas terminals. Conversely, I largely avoided the bonds of steelmaker ArcelorMittal and computer hard drive maker Western Digital, two benchmark components, but these securities rallied and were the primary individual detractors. Western Digital was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.9	2.9
Wynn Macau Ltd.	3.4	2.7
T-Mobile U.S.A., Inc.	3.3	2.7
Altice Financing SA	2.4	1.7
Steel Dynamics, Inc.	2.3	2.7
	15.3

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.2	10.2
Energy	10.7	11.5
Banks & Thrifts	9.7	10.1
Diversified Financial Services	8.0	8.5
Gaming	6.7	5.7

Quality Diversification (% of fund's net assets)

As of April 30, 2017
BBB	2.5%
BB	75.2%
B	18.8%
Short-Term Investments and Net Other Assets	3.5%

As of October 31, 2016
AAA,AA,A	0.1%
BBB	1.8%
BB	79.8%
B	13.7%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	4.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	81.1%
Bank Loan Obligations	7.0%
Other Investments	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 32.3%

As of October 31, 2016*
Nonconvertible Bonds	80.2%
Bank Loan Obligations	6.0%
Other Investments	9.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

 * Foreign investments - 27.1%

Investments April 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 81.1%
	Principal Amount	Value
Air Transportation - 1.4%
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	$1,335,000	$1,336,936
Allegiant Travel Co. 5.5% 7/15/19	2,095,000	2,157,850
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	69,418	76,100
5.5% 10/29/20	1,384,702	1,452,206
6.25% 4/11/20	1,409,176	1,483,158
9.25% 5/10/17	296,420	296,790
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	809,669	920,999
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	87,043	91,396

TOTAL AIR TRANSPORTATION		7,815,435

Automotive & Auto Parts - 0.3%
IHO Verwaltungs GmbH:
4.125% 9/15/21 pay-in-kind (a)(b)	535,000	542,356
4.75% 9/15/26 pay-in-kind (a)(b)	440,000	435,600
Tenneco, Inc. 5% 7/15/26	810,000	810,907

TOTAL AUTOMOTIVE & AUTO PARTS		1,788,863

Banks & Thrifts - 1.3%
Ally Financial, Inc.:
4.25% 4/15/21	1,410,000	1,441,725
5.75% 11/20/25	1,540,000	1,576,575
Royal Bank of Scotland Group PLC 5.125% 5/28/24	4,100,000	4,215,103

TOTAL BANKS & THRIFTS		7,233,403

Broadcasting - 0.5%
AMC Networks, Inc.:
4.75% 12/15/22	505,000	515,100
5% 4/1/24	1,990,000	2,016,169

TOTAL BROADCASTING		2,531,269

Building Materials - 2.1%
Building Materials Corp. of America:
5% 2/15/27 (a)	1,245,000	1,257,450
5.375% 11/15/24 (a)	6,750,000	7,036,875
6% 10/15/25 (a)	1,585,000	1,691,988
Eagle Materials, Inc. 4.5% 8/1/26	1,320,000	1,313,400
U.S. Concrete, Inc. 6.375% 6/1/24 (a)	260,000	271,700

TOTAL BUILDING MATERIALS		11,571,413

Cable/Satellite TV - 5.6%
Altice U.S. Finance SA 5.375% 7/15/23 (a)	11,745,000	12,258,844
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/23 (a)	1,645,000	1,716,969
5.125% 5/1/27 (a)	2,760,000	2,815,200
5.5% 5/1/26 (a)	4,450,000	4,669,741
5.875% 5/1/27 (a)	1,630,000	1,733,913
CSC Holdings, Inc. 5.5% 4/15/27 (a)	1,745,000	1,803,894
Virgin Media Secured Finance PLC:
5.5% 1/15/25 (a)	590,000	605,488
5.5% 8/15/26 (a)	2,605,000	2,660,356
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	2,715,000	2,782,956

TOTAL CABLE/SATELLITE TV		31,047,361

Capital Goods - 0.4%
Belden, Inc. 5.25% 7/15/24 (a)	2,000,000	2,020,000
Chemicals - 1.0%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	620,000	623,441
3.45% 6/1/23	1,855,000	1,729,788
4.5% 12/1/26 (a)	445,000	452,338
Olin Corp. 5.125% 9/15/27	1,695,000	1,764,919
Versum Materials, Inc. 5.5% 9/30/24 (a)	795,000	825,806

TOTAL CHEMICALS		5,396,292

Consumer Products - 0.4%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	2,245,000	2,340,413
Containers - 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	925,000	942,760
4.289% 5/15/21 (a)(b)	1,415,000	1,445,069
4.625% 5/15/23 (a)	840,000	857,850
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (a)	1,300,000	1,274,000
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	460,000	479,550
Silgan Holdings, Inc. 4.75% 3/15/25 (a)	810,000	817,088

TOTAL CONTAINERS		5,816,317

Diversified Financial Services - 8.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.625% 7/1/22	1,305,000	1,389,111
5% 10/1/21	2,995,000	3,244,280
Aircastle Ltd.:
5% 4/1/23	490,000	523,075
5.125% 3/15/21	1,340,000	1,428,775
FLY Leasing Ltd.:
6.375% 10/15/21	1,970,000	2,048,800
6.75% 12/15/20	3,770,000	3,958,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,379,000	2,408,738
5.875% 2/1/22	11,220,000	11,542,575
6% 8/1/20	6,315,000	6,536,025
6.25% 2/1/22 (a)	320,000	332,800
6.75% 2/1/24 (a)	580,000	605,375
ILFC E-Capital Trust I 4.66% 12/21/65 (a)(b)	580,000	551,000
ILFC E-Capital Trust II 4.91% 12/21/65 (a)(b)	2,430,000	2,332,800
MSCI, Inc. 4.75% 8/1/26 (a)	3,350,000	3,442,125
Navient Corp. 5.875% 10/25/24	245,000	238,263
SLM Corp.:
4.875% 6/17/19	2,080,000	2,147,392
5.5% 1/25/23	1,455,000	1,439,504

TOTAL DIVERSIFIED FINANCIAL SERVICES		44,169,138

Diversified Media - 0.4%
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,165,000	2,227,244
Energy - 10.7%
Antero Resources Corp.:
5% 3/1/25 (a)	1,350,000	1,333,125
5.625% 6/1/23 (Reg. S)	3,565,000	3,667,494
Antero Resources Finance Corp. 5.375% 11/1/21	1,490,000	1,538,425
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25 (a)	1,740,000	1,853,100
7% 6/30/24 (a)	1,000,000	1,117,380
Concho Resources, Inc. 4.375% 1/15/25	2,685,000	2,718,563
Continental Resources, Inc.:
3.8% 6/1/24	375,000	352,500
4.5% 4/15/23	2,375,000	2,339,375
4.9% 6/1/44	365,000	316,638
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25 (a)	1,030,000	1,068,625
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,795,000	2,836,925
Ensco PLC:
4.5% 10/1/24	375,000	309,375
5.2% 3/15/25	2,055,000	1,741,613
8% 1/31/24	1,314,000	1,304,145
Gibson Energy, Inc. 6.75% 7/15/21 (a)	624,000	650,520
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	3,100,000	2,906,250
5.75% 10/1/25 (a)	1,294,000	1,255,180
Nabors Industries, Inc. 5.5% 1/15/23 (a)	725,000	734,063
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25 (a)	755,000	702,150
Noble Holding International Ltd.:
4.625% 3/1/21	1,130,000	1,039,600
5.25% 3/15/42	575,000	376,913
7.7% 4/1/25 (b)	835,000	755,675
7.75% 1/15/24	2,355,000	2,148,938
NRG Yield Operating LLC 5% 9/15/26 (a)	1,340,000	1,313,200
NuStar Logistics LP 5.625% 4/28/27	285,000	293,915
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	540,000	548,100
8.25% 2/15/20	1,265,000	1,293,463
Range Resources Corp.:
4.875% 5/15/25	850,000	816,000
5% 8/15/22 (a)	1,140,000	1,127,175
5% 3/15/23 (a)	890,000	881,100
Sabine Pass Liquefaction LLC 5.625% 3/1/25	5,660,000	6,187,637
Southwestern Energy Co.:
5.8% 1/23/20 (b)	975,000	984,750
6.7% 1/23/25 (b)	535,000	532,325
Sunoco LP/Sunoco Finance Corp. 5.5% 8/1/20	680,000	702,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	2,120,000	2,155,764
5.125% 2/1/25 (a)	390,000	402,675
5.25% 5/1/23	1,445,000	1,488,350
5.375% 2/1/27 (a)	390,000	407,550
6.75% 3/15/24	1,875,000	2,043,750
The Williams Companies, Inc.:
3.7% 1/15/23	1,385,000	1,364,225
4.55% 6/24/24	3,345,000	3,424,444

TOTAL ENERGY		59,033,945

Environmental - 1.0%
Covanta Holding Corp.:
5.875% 3/1/24	5,175,000	5,200,875
5.875% 7/1/25	170,000	170,000

TOTAL ENVIRONMENTAL		5,370,875

Food & Drug Retail - 0.5%
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (a)	185,000	188,238
Tesco PLC 6.15% 11/15/37 (a)	2,750,000	2,801,494

TOTAL FOOD & DRUG RETAIL		2,989,732

Food/Beverage/Tobacco - 4.2%
Darling International, Inc. 5.375% 1/15/22	1,492,000	1,546,085
ESAL GmbH 6.25% 2/5/23 (a)	8,595,000	8,713,181
JBS Investments GmbH 7.75% 10/28/20 (a)	1,840,000	1,929,148
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (a)	2,820,000	2,939,850
7.25% 6/1/21 (a)	2,100,000	2,157,750
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	1,375,000	1,419,688
4.875% 11/1/26 (a)	1,065,000	1,098,281
Minerva Luxembourg SA 6.5% 9/20/26 (a)	1,430,000	1,419,261
Vector Group Ltd. 6.125% 2/1/25 (a)	1,595,000	1,650,825

TOTAL FOOD/BEVERAGE/TOBACCO		22,874,069

Gaming - 6.5%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	330,000	348,150
MCE Finance Ltd. 5% 2/15/21 (a)	9,300,000	9,503,670
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26	3,180,000	3,168,075
Scientific Games Corp. 7% 1/1/22 (a)	3,710,000	3,972,000
Wynn Macau Ltd. 5.25% 10/15/21 (a)	18,280,000	18,782,681

TOTAL GAMING		35,774,576

Healthcare - 4.8%
Community Health Systems, Inc.:
5.125% 8/1/21	1,080,000	1,070,550
6.25% 3/31/23	1,345,000	1,368,538
HCA Holdings, Inc.:
4.5% 2/15/27	2,750,000	2,776,098
5% 3/15/24	1,055,000	1,119,619
5.25% 6/15/26	5,545,000	5,912,356
IMS Health, Inc. 5% 10/15/26 (a)	885,000	902,700
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (a)	265,000	264,338
5.5% 4/15/25 (a)	270,000	245,700
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	1,455,000	1,491,375
6.375% 3/1/24	880,000	952,600
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	995,000	1,009,925
5.5% 2/1/21	2,570,000	2,666,375
Teleflex, Inc. 4.875% 6/1/26	4,830,000	4,902,450
Tenet Healthcare Corp. 4.375% 10/1/21	1,100,000	1,098,625
Wellcare Health Plans, Inc. 5.25% 4/1/25	485,000	504,400

TOTAL HEALTHCARE		26,285,649

Homebuilders/Real Estate - 2.0%
CalAtlantic Group, Inc. 5.25% 6/1/26	2,250,000	2,311,875
Howard Hughes Corp. 5.375% 3/15/25 (a)	675,000	681,750
Mattamy Group Corp. 6.875% 12/15/23 (a)	245,000	254,188
PulteGroup, Inc.:
4.25% 3/1/21	2,385,000	2,468,475
5% 1/15/27	895,000	906,188
Starwood Property Trust, Inc. 5% 12/15/21 (a)	1,205,000	1,256,213
Toll Brothers Finance Corp. 4.875% 3/15/27	1,520,000	1,558,000
VEREIT Operating Partnership LP:
4.125% 6/1/21	650,000	676,406
4.875% 6/1/26	650,000	688,734

TOTAL HOMEBUILDERS/REAL ESTATE		10,801,829

Hotels - 0.6%
Hilton Escrow Issuer LLC 4.25% 9/1/24 (a)	1,985,000	1,999,888
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25 (a)	750,000	770,625
4.875% 4/1/27 (a)	445,000	456,125

TOTAL HOTELS		3,226,638

Leisure - 0.5%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	415,000	441,975
NCL Corp. Ltd. 4.75% 12/15/21 (a)	2,030,000	2,080,750

TOTAL LEISURE		2,522,725

Metals/Mining - 1.4%
ArcelorMittal SA 6.125% 6/1/25	1,015,000	1,139,135
Freeport-McMoRan, Inc.:
3.55% 3/1/22	4,005,000	3,764,700
3.875% 3/15/23	370,000	343,175
4.55% 11/14/24	2,340,000	2,198,430

TOTAL METALS/MINING		7,445,440

Restaurants - 0.4%
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (a)	1,425,000	1,471,313
5.25% 6/1/26 (a)	670,000	686,750

TOTAL RESTAURANTS		2,158,063

Services - 1.3%
Aramark Services, Inc. 4.75% 6/1/26	2,460,000	2,509,200
IHS Markit Ltd. 4.75% 2/15/25 (a)	500,000	523,125
United Rentals North America, Inc. 4.625% 7/15/23	3,892,000	4,040,091

TOTAL SERVICES		7,072,416

Steel - 2.3%
Steel Dynamics, Inc.:
5.125% 10/1/21	11,445,000	11,816,963
5.25% 4/15/23	1,045,000	1,081,575

TOTAL STEEL		12,898,538

Super Retail - 0.7%
L Brands, Inc.:
6.75% 7/1/36	3,280,000	3,177,500
6.875% 11/1/35	870,000	857,820

TOTAL SUPER RETAIL		4,035,320

Technology - 5.9%
EMC Corp. 2.65% 6/1/20	1,880,000	1,839,725
Gartner, Inc. 5.125% 4/1/25 (a)	390,000	403,650
Micron Technology, Inc.:
5.25% 8/1/23 (a)	1,760,000	1,821,600
5.25% 1/15/24 (a)	580,000	597,980
5.5% 2/1/25	615,000	642,675
5.625% 1/15/26 (a)	2,825,000	2,987,438
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	2,280,000	2,328,450
5.625% 12/15/26 (a)	1,495,000	1,545,456
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	3,470,000	3,603,595
4.125% 6/1/21 (a)	2,490,000	2,605,163
4.625% 6/15/22 (a)	1,560,000	1,675,050
4.625% 6/1/23 (a)	1,705,000	1,835,006
Open Text Corp. 5.875% 6/1/26 (a)	5,015,000	5,353,513
Qorvo, Inc. 7% 12/1/25	1,371,000	1,521,810
Sensata Technologies BV 5% 10/1/25 (a)	1,170,000	1,194,863
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	435,000	470,888
Symantec Corp. 5% 4/15/25 (a)	1,295,000	1,338,706
VeriSign, Inc. 5.25% 4/1/25	805,000	842,231

TOTAL TECHNOLOGY		32,607,799

Telecommunications - 10.9%
Altice Financing SA:
6.5% 1/15/22 (a)	3,575,000	3,749,281
6.625% 2/15/23 (a)	4,860,000	5,145,525
7.5% 5/15/26 (a)	4,123,000	4,452,840
Columbus International, Inc. 7.375% 3/30/21 (a)	8,764,000	9,432,255
CommScope Technologies Finance LLC 5% 3/15/27 (a)	675,000	680,906
Equinix, Inc. 5.375% 5/15/27	485,000	506,723
Level 3 Financing, Inc. 5.25% 3/15/26	1,186,000	1,223,157
Sable International Finance Ltd. 6.875% 8/1/22 (a)	4,900,000	5,256,720
T-Mobile U.S.A., Inc.:
4% 4/15/22	1,470,000	1,506,750
5.125% 4/15/25	1,130,000	1,190,738
6% 3/1/23	3,765,000	4,023,844
6.375% 3/1/25	6,210,000	6,786,412
6.5% 1/15/24	2,535,000	2,747,306
6.625% 4/1/23	1,755,000	1,875,656
Telecom Italia Capital SA:
6% 9/30/34	2,590,000	2,648,275
6.375% 11/15/33	3,445,000	3,610,291
Telecom Italia SpA 5.303% 5/30/24 (a)	650,000	672,750
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	4,070,000	4,131,050

TOTAL TELECOMMUNICATIONS		59,640,479

Utilities - 4.9%
Calpine Corp. 5.25% 6/1/26 (a)	2,755,000	2,772,219
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,140,000	3,359,800
DPL, Inc. 6.75% 10/1/19	2,580,000	2,702,550
NRG Energy, Inc.:
6.25% 5/1/24	485,000	483,303
6.625% 1/15/27	1,265,000	1,252,350
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	10,140,718	10,901,272
PPL Energy Supply LLC 6.5% 6/1/25	530,000	421,350
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	1,055,000	1,039,175
The AES Corp.:
4.0546% 6/1/19 (b)	532,000	532,426
4.875% 5/15/23	1,820,000	1,838,200
6% 5/15/26	1,455,000	1,535,025

TOTAL UTILITIES		26,837,670

TOTAL NONCONVERTIBLE BONDS
(Cost $428,274,745)		445,532,911

Bank Loan Obligations - 7.0%
Aerospace - 0.8%
TransDigm, Inc.:
Tranche D, term loan 4.1367% 6/4/21 (b)	1,491,297	1,493,579
Tranche F, term loan 3.9928% 6/9/23 (b)	2,821,439	2,817,518

TOTAL AEROSPACE		4,311,097

Air Transportation - 1.2%
American Airlines, Inc.:
Tranche B, term loan 3.49% 10/10/21 (b)	3,943,708	3,946,981
Tranche B, term loan 3.4939% 12/14/23 (b)	1,300,000	1,301,222
United Air Lines, Inc. Tranche B, term loan 3.4218% 4/1/24 (b)	1,190,000	1,191,916

TOTAL AIR TRANSPORTATION		6,440,119

Broadcasting - 0.3%
Nielsen Finance LLC Tranche B 4LN, term loan 2.99% 10/4/23 (b)	1,608,950	1,614,984
Cable/Satellite TV - 0.4%
Zayo Group LLC:
term loan 2.9911% 1/19/21 (b)	570,000	572,497
Tranche B 1LN, term loan 3.5% 1/19/24 (b)	100,095	100,726
Ziggo Secured Finance Partnership Tranche E, term loan 3.4939% 4/15/25 (b)	1,335,000	1,335,067

TOTAL CABLE/SATELLITE TV		2,008,290

Food & Drug Retail - 0.5%
Albertson's LLC term loan 4.3023% 6/22/23 (b)	296,400	297,636
JBS USA Lux SA Tranche B, term loan 3.4828% 10/30/22 (b)	1,225,000	1,230,035
Pizza Hut Holdings LLC Tranche B, term loan 2.9939% 6/16/23 (b)	960,000	964,800

TOTAL FOOD & DRUG RETAIL		2,492,471

Gaming - 0.2%
CityCenter Holdings LLC term loan 3.4939% 4/18/24 (b)	940,000	941,175
Station Casinos LLC Tranche B, term loan 3.5% 6/8/23 (b)	50,000	49,955

TOTAL GAMING		991,130

Healthcare - 0.7%
Envision Healthcare Corp. Tranche B, term loan 4.15% 12/1/23 (b)	1,810,463	1,827,209
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 5.74% 4/1/22 (b)	2,036,546	2,048,216

TOTAL HEALTHCARE		3,875,425

Restaurants - 0.2%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (b)	1,367,150	1,367,491
Services - 0.9%
Garda World Security Corp.:
term loan 4.0052% 11/8/20 (b)	4,164,101	4,159,937
Tranche DD, term loan 4.0052% 11/8/20 (b)	993,738	992,744
The GEO Group, Inc. Tranche B, term loan 3.2% 3/23/24 (b)	60,000	60,000

TOTAL SERVICES		5,212,681

Super Retail - 0.2%
PetSmart, Inc. term loan 4.02% 3/11/22 (b)	1,457,843	1,333,766
Technology - 0.4%
Go Daddy Operating Co. LLC Tranche B, term loan 3.4928% 2/15/24 (b)	1,580,000	1,586,130
Rackspace Hosting, Inc. term loan 4.5346% 11/3/23 (b)	334,163	336,462
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	356,452	362,690

TOTAL TECHNOLOGY		2,285,282

Telecommunications - 0.3%
Level 3 Financing, Inc. Tranche B, term loan 3.2411% 2/22/24 (b)	1,200,000	1,203,432
Sprint Communications, Inc. Tranche B, term loan 3.5% 2/3/24 (b)	440,000	440,277
Telesat LLC Tranche B 4LN, term loan 4.15% 11/17/23 (b)	39,900	40,179

TOTAL TELECOMMUNICATIONS		1,683,888

Utilities - 0.9%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3.24% 5/3/20 (b)	4,004,160	4,005,401
Calpine Corp. Tranche B, term loan 2.75% 11/30/17 (b)	694,545	695,990

TOTAL UTILITIES		4,701,391

TOTAL BANK LOAN OBLIGATIONS
(Cost $38,129,915)		38,318,015

Preferred Securities - 8.4%
Banks & Thrifts - 8.4%
Bank of America Corp.:
6.1% (b)(c)	2,835,000	3,058,141
6.25% (b)(c)	3,180,000	3,441,684
6.5% (b)(c)	3,150,000	3,504,913
Barclays Bank PLC 7.625% 11/21/22	10,410,000	11,751,977
Barclays PLC 6.625% (b)(c)	2,490,000	2,557,756
BNP Paribas SA 7.375% (a)(b)(c)	1,795,000	1,935,396
Citigroup, Inc.:
5.95% (b)(c)	10,010,000	10,791,520
5.95% (b)(c)	1,070,000	1,138,402
Credit Agricole SA 6.625% (a)(b)(c)	5,178,000	5,323,362
JPMorgan Chase & Co.:
5.3% (b)(c)	485,000	518,489
6.1% (b)(c)	985,000	1,061,338
Royal Bank of Scotland Group PLC 7.5% (b)(c)	810,000	844,139
TOTAL PREFERRED SECURITIES
(Cost $43,134,860)		45,927,117
	Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.85% (d)
(Cost $9,978,256)	9,976,501	9,978,496
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $519,517,776)		539,756,539
NET OTHER ASSETS (LIABILITIES) - 1.7%		9,213,998
NET ASSETS - 100%		$548,970,537

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $232,807,634 or 42.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security is perpetual in nature with no stated maturity date.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$102,303
Total	$102,303

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$445,532,911	$--	$445,532,911	$--
Bank Loan Obligations	38,318,015	--	38,318,015	--
Preferred Securities	45,927,117	--	45,927,117	--
Money Market Funds	9,978,496	9,978,496	--	--
Total Investments in Securities:	$539,756,539	$9,978,496	$529,778,043	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	67.7%
Cayman Islands	6.9%
United Kingdom	5.4%
Luxembourg	5.1%
Netherlands	2.8%
Canada	2.5%
Bermuda	2.0%
Austria	1.9%
Barbados	1.7%
Ireland	1.5%
France	1.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $509,539,520)	$529,778,043
Fidelity Central Funds (cost $9,978,256)	9,978,496
Total Investments (cost $519,517,776)		$539,756,539
Cash		1,176,383
Receivable for investments sold		3,799,667
Receivable for fund shares sold		247,660
Interest receivable		6,260,681
Distributions receivable from Fidelity Central Funds		8,780
Prepaid expenses		467
Total assets		551,250,177
Liabilities
Payable for investments purchased	$1,009,483
Payable for fund shares redeemed	405,155
Distributions payable	411,134
Accrued management fee	259,464
Other affiliated payables	120,186
Other payables and accrued expenses	74,218
Total liabilities		2,279,640
Net Assets		$548,970,537
Net Assets consist of:
Paid in capital		$550,796,429
Undistributed net investment income		407,878
Accumulated undistributed net realized gain (loss) on investments		(22,472,533)
Net unrealized appreciation (depreciation) on investments		20,238,763
Net Assets, for 63,304,669 shares outstanding		$548,970,537
Net Asset Value, offering price and redemption price per share ($548,970,537 ÷ 63,304,669 shares)		$8.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$3,821,841
Interest		32,353,824
Income from Fidelity Central Funds		102,303
Total income		36,277,968
Expenses
Management fee	$3,676,452
Transfer agent fees	1,340,058
Accounting fees and expenses	254,769
Custodian fees and expenses	10,062
Independent trustees' fees and expenses	2,819
Registration fees	39,997
Audit	91,553
Legal	2,790
Miscellaneous	6,235
Total expenses before reductions	5,424,735
Expense reductions	(6,020)	5,418,715
Net investment income (loss)		30,859,253
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,822,360
Fidelity Central Funds	2,486
Total net realized gain (loss)		9,824,846
Change in net unrealized appreciation (depreciation) on investment securities		22,570,230
Net gain (loss)		32,395,076
Net increase (decrease) in net assets resulting from operations		$63,254,329

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,859,253	$34,671,455
Net realized gain (loss)	9,824,846	(31,373,324)
Change in net unrealized appreciation (depreciation)	22,570,230	(12,385,134)
Net increase (decrease) in net assets resulting from operations	63,254,329	(9,087,003)
Distributions to shareholders from net investment income	(29,056,213)	(34,011,201)
Share transactions
Proceeds from sales of shares	192,306,765	399,113,904
Reinvestment of distributions	22,232,204	28,452,979
Cost of shares redeemed	(469,747,532)	(240,281,822)
Net increase (decrease) in net assets resulting from share transactions	(255,208,563)	187,285,061
Redemption fees	249,211	131,537
Total increase (decrease) in net assets	(220,761,236)	144,318,394
Net Assets
Beginning of period	769,731,773	625,413,379
End of period	$548,970,537	$769,731,773
Other Information
Undistributed net investment income end of period	$407,878	$–
Distributions in excess of net investment income end of period	$–	$(1,170,764)
Shares
Sold	22,868,386	47,996,455
Issued in reinvestment of distributions	2,626,415	3,451,643
Redeemed	(55,820,827)	(29,436,492)
Net increase (decrease)	(30,326,026)	22,011,606

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Focused High Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.22	$8.73	$9.12	$9.55	$9.23
Income from Investment Operations
Net investment income (loss)A	.397	.396	.390	.444	.489
Net realized and unrealized gain (loss)	.423	(.519)	(.116)	(.102)	.402
Total from investment operations	.820	(.123)	.274	.342	.891
Distributions from net investment income	(.373)	(.389)	(.388)	(.438)	(.468)
Distributions from net realized gain	–	–	(.278)	(.335)	(.104)
Total distributions	(.373)	(.389)	(.666)	(.773)	(.572)
Redemption fees added to paid in capitalA	.003	.002	.002	.001	.001
Net asset value, end of period	$8.67	$8.22	$8.73	$9.12	$9.55
Total ReturnB	10.22%	(1.30)%	3.20%	3.92%	9.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.83%	.85%	.85%	.83%	.81%
Expenses net of fee waivers, if any	.83%	.85%	.85%	.83%	.81%
Expenses net of all reductions	.82%	.85%	.85%	.83%	.81%
Net investment income (loss)	4.70%	4.80%	4.40%	4.86%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$548,971	$769,732	$625,413	$754,153	$902,605
Portfolio turnover rateE	51%	47%	62%	77%	47%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$22,431,296
Gross unrealized depreciation	(1,116,150)
Net unrealized appreciation (depreciation) on securities	$21,315,146
Tax Cost	$518,441,393

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(22,339,127)
Net unrealized appreciation (depreciation) on securities and other investments	$21,315,146

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(11,779,142)
Long-term	(10,559,985)
Total capital loss carryforward	$(22,339,127)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$29,056,213	$ 34,011,201

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $322,259,972 and $543,936,025, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,269 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,687.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,333.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Summer Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Focused High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 13, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.84%	$1,000.00	$1,042.20	$4.25
Hypothetical-C		$1,000.00	$1,020.63	$4.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,909,251 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FFH-ANN-0617
1.801606.112

Fidelity Advisor® Global High Income Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

April 30, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Global High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	5.60%	4.88%	4.38%
Class M (incl. 4.00% sales charge)	5.60%	4.87%	4.37%
Class C (incl. contingent deferred sales charge)	8.19%	4.94%	4.30%
Class I	10.28%	6.01%	5.36%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Class A on May 11, 2011, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$12,920	Fidelity Advisor® Global High Income Fund - Class A
$13,903	The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds advanced 10.79% for the 12 months ending April 30, 2017, according to the Fidelity Global High Income Composite IndexSM. Improved demand for risk assets, along with stabilization in certain commodity prices, generally supported the index. In general, a healthy global backdrop, including dovish policies by the world’s central banks, also bolstered the asset class. As a result, interest rates have risen and yield spreads have tightened. Among regions represented in the Composite index, U.S. high-yield bonds performed best, benefiting from investors’ preference for risk, higher corporate profits and expectations for market-friendly legislation. Accordingly, The BofA Merrill LynchSM US High Yield Constrained Index rose 13.65%. Asian high yield also performed well, led by strong results in Hong Kong (+17%). Stimulus in China (+12%) helped propel the local and regional economy. The BofA Merrill LynchSM Asian Dollar High Yield Corporate Constrained Index gained 12.34%. Emerging-markets corporate debt advanced on stronger oil prices and improving fundamentals in some countries. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified rose 8.04%. European debt advanced modestly, held back by the underperformance of some of the index’s major constituents. The BofA Merrill LynchSM Euro High Yield Constrained Index returned 2.74%.

Comments from Lead Portfolio Manager John Carlson and Co-Portfolio Manager Lisa Roche:  For the year, the fund's share classes (excluding sales charges, if applicable) gained about 10%, modestly trailing the 10.79% return of the Fidelity Global High Income Composite IndexSM. Weak security selection in the U.S. high-yield subportfolio was the biggest relative detractor, due entirely to the disappointing performance of a long-term investment in bankrupt utility TXU. The security’s price declined the past year because the Public Utility Commission of Texas rejected a creditor-backed plan to convert the regulated utility into a real estate investment trust (REIT). The fund’s modest cash position was another drag on relative results, given the strong market backdrop. Conversely, security selection in the emerging-markets (EM) debt sleeve helped most. Here, an overweighting in Argentina and security selection in Mexico contributed to performance. Picks in Asian high-yield also contributed, led by selections in China and India. Overall, asset allocation decisions in all regions contributed to relative performance the past 12 months – especially an underweighted allocation in European high yield.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On July 1, 2016, James Durance became co-portfolio manager of the fund, overseeing its European high-yield subportfolio.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	2.0	2.0
APX Group, Inc.	1.6	1.4
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4	0.8
Sprint Capital Corp.	1.3	0.9
Valeant Pharmaceuticals International, Inc.	1.2	1.3
	7.5

Top Five Countries as of April 30, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	45.0	45.5
Luxembourg	8.1	8.3
Netherlands	6.4	6.1
Cayman Islands	4.5	4.0
United Kingdom	3.5	3.4

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.2	12.7
Telecommunications	11.1	11.8
Banks & Thrifts	11.0	10.4
Healthcare	5.9	6.0
Cable/Satellite TV	5.7	5.4

Quality Diversification (% of fund's net assets)

As of April 30, 2017
AAA,AA,A	0.1%
BBB	2.5%
BB	35.7%
B	31.7%
CCC,CC,C	16.9%
Not Rated	4.5%
Equities	2.1%
Short-Term Investments and Net Other Assets	6.5%

As of October 31, 2016
BBB	2.3%
BB	37.2%
B	33.1%
CCC,CC,C	15.2%
D	0.1%
Not Rated	3.9%
Equities	2.1%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Corporate Bonds	81.1%
Stocks	2.1%
Preferred Securities	7.4%
Other Investments	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 48.5%

As of October 31, 2016*
Corporate Bonds	83.2%
Stocks	2.1%
Preferred Securities	6.1%
Other Investments	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.1%

 * Foreign investments - 48.4%

Investments April 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 81.1%
		Principal Amount(a)	Value
Aerospace - 0.3%
Finmeccanica Finance SA 5.25% 1/21/22	EUR	$100,000	$129,149
Leonardo SpA 4.875% 3/24/25	EUR	100,000	133,475
TransDigm, Inc. 6.375% 6/15/26		70,000	70,525

TOTAL AEROSPACE			333,149

Air Transportation - 0.8%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		250,000	263,875
Continental Airlines, Inc. 6.125% 4/29/18		55,000	56,994
Indira Gandhi International Airport 6.125% 10/31/26 (Reg. S)		200,000	212,771
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		200,000	208,400
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	46,913

TOTAL AIR TRANSPORTATION			788,953

Automotive - 0.7%
Samvardhana Motherson Automotive Systems Group BV 4.125% 7/15/21 (Reg. S)	EUR	200,000	223,034
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	222,008
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		300,000	307,875

TOTAL AUTOMOTIVE			752,917

Automotive & Auto Parts - 1.4%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		170,000	174,463
Faurecia SA 3.625% 6/15/23 (Reg. S)	EUR	100,000	114,594
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	200,000	235,556
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (c)	EUR	200,000	226,126
Jaguar Land Rover PLC 2.2% 1/15/24 (Reg. S)	EUR	100,000	108,810
Metalsa SA de CV 4.9% 4/24/23 (b)		200,000	194,750
Volkswagen International Finance NV 0.5% 3/30/21 (Reg. S)	EUR	100,000	109,226
ZF North America Capital, Inc.:
2.25% 4/26/19 (Reg. S)	EUR	100,000	113,287
2.75% 4/27/23 (Reg. S)	EUR	100,000	117,644

TOTAL AUTOMOTIVE & AUTO PARTS			1,394,456

Banks & Thrifts - 6.6%
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		200,000	211,130
Ally Financial, Inc.:
5.75% 11/20/25		445,000	455,569
8% 12/31/18		225,000	243,563
8% 11/1/31		1,115,000	1,326,813
Banco de Bogota SA 6.25% 5/12/26 (b)		200,000	213,040
Banco Internacional del Peru SAA 6.625% 3/19/29 (b)(c)		200,000	219,000
Banco Macro SA 6.75% 11/4/26 (b)(c)		150,000	154,725
Banco Mercantil del Norte SA 5.75% 10/4/31 (b)(c)		200,000	196,400
General Motors Acceptance Corp. 8% 11/1/31		257,000	305,830
GTB Finance BV 6% 11/8/18 (b)		200,000	204,164
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	202,750
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	378,438
JSC BGEO Group 6% 7/26/23 (b)		450,000	452,813
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		200,000	218,619
Mercury Bondco PLC 7.125% 5/30/21 pay-in-kind(Reg. S) (c)	EUR	100,000	111,866
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	111,715
5.125% 5/28/24		317,000	325,899
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	205,250
Times Property Holdings Ltd. 6.25% 1/23/20 (Reg. S)		200,000	205,765
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (b)		200,000	204,774
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (b)		200,000	193,247
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		200,000	200,600
Zenith Bank PLC 6.25% 4/22/19 (b)		400,000	407,032

TOTAL BANKS & THRIFTS			6,749,002

Broadcasting - 0.5%
AMC Networks, Inc. 4.75% 12/15/22		100,000	102,000
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		350,000	349,153

TOTAL BROADCASTING			451,153

Building Materials - 1.9%
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		115,000	119,313
CEMEX Finance LLC:
4.625% 6/15/24	EUR	100,000	115,675
5.25% 4/1/21 (Reg. S)	EUR	100,000	112,089
6% 4/1/24 (Reg. S)		250,000	264,375
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	203,000
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		70,000	79,800
HD Supply, Inc. 5.75% 4/15/24 (b)		30,000	31,875
HeidelbergCement Finance Luxembourg SA 3.25% 10/21/21 (Reg. S)	EUR	300,000	366,581
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	95,250
Pratama Agung Pte. Ltd. 6.25% 2/24/20 (Reg. S)		200,000	208,884
U.S. Concrete, Inc. 6.375% 6/1/24 (b)		25,000	26,125
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	312,750

TOTAL BUILDING MATERIALS			1,935,717

Cable/Satellite TV - 5.6%
Altice SA:
7.625% 2/15/25 (b)		400,000	427,000
7.75% 5/15/22 (b)		235,000	249,718
Altice U.S. Finance SA 7.75% 7/15/25 (b)		400,000	446,000
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	57,613
Cablevision SA 6.5% 6/15/21 (b)		200,000	213,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/27 (b)		545,000	555,900
5.5% 5/1/26 (b)		110,000	115,432
5.75% 1/15/24		615,000	647,288
5.75% 2/15/26 (b)		65,000	69,042
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		255,000	260,738
CSC Holdings, Inc. 5.5% 4/15/27 (b)		345,000	356,644
DISH DBS Corp. 5% 3/15/23		470,000	471,175
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	211,850
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	118,810
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	112,062
5.5% 9/15/22 (Reg. S)	EUR	324,000	368,002
5.5% 1/15/23 (b)		200,000	208,250
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	113,696
VTR Finance BV 6.875% 1/15/24 (b)		400,000	425,000
Ziggo Bond Finance BV 6% 1/15/27 (b)		160,000	163,200
Ziggo Secured Finance BV 3.75% 1/15/25 (Reg. S)	EUR	100,000	113,442

TOTAL CABLE/SATELLITE TV			5,703,862

Chemicals - 1.1%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		175,000	182,875
Momentive Performance Materials, Inc. 3.88% 10/24/21		200,000	198,750
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		140,000	0
OCP SA 5.625% 4/25/24 (b)		200,000	213,300
Platform Specialty Products Corp. 6.5% 2/1/22 (b)		200,000	205,000
Tronox Finance LLC 6.375% 8/15/20		75,000	76,219
Yingde Gases Investment Ltd. 7.25% 2/28/20 (Reg. S)		200,000	198,766

TOTAL CHEMICALS			1,074,910

Containers - 2.3%
ARD Finance SA 7.125% 9/15/23 pay-in-kind (b)		200,000	207,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
2.75% 3/15/24 (Reg. S)	EUR	100,000	108,113
6% 2/15/25 (b)		200,000	206,750
6.75% 5/15/24 (Reg. S)	EUR	100,000	119,671
7.25% 5/15/24 (b)		200,000	217,750
Ball Corp. 4.375% 12/15/23	EUR	200,000	243,437
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		155,000	160,968
Crown European Holdings SA 3.375% 5/15/25	EUR	300,000	335,777
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	195,241
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		285,000	293,550
Silgan Holdings, Inc.:
3.25% 3/15/25 (b)	EUR	100,000	110,019
3.25% 3/15/25 (Reg. S)	EUR	100,000	110,019

TOTAL CONTAINERS			2,308,795

Diversified Financial Services - 4.4%
Arrow Global Finance PLC 2.875% 4/1/25 (Reg. S) (c)	EUR	100,000	108,630
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)		45,000	47,025
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	110,214
Cabot Financial SA (Luxembourg) 5.875% 11/15/21 (Reg. S) (c)	EUR	150,000	170,261
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		95,000	97,969
Comcel Trust 6.875% 2/6/24 (b)		200,000	211,956
Eagle Holding Co. II LLC 7.625% 5/15/22 pay-in-kind (b)(c)(e)		30,000	30,563
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	200,000	234,526
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)		40,000	42,672
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		305,000	313,769
6.25% 2/1/22 (b)		30,000	31,200
6.75% 2/1/24 (b)		55,000	57,406
International Lease Finance Corp. 5.875% 8/15/22		175,000	196,712
International Personal Finance PLC 5.75% 4/7/21 (Reg S.)	EUR	100,000	91,044
Lock A/S 7% 8/15/21 (Reg. S)	EUR	100,000	114,354
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	53,875
Navient Corp.:
5% 10/26/20		54,000	55,013
6.5% 6/15/22		65,000	67,194
7.25% 9/25/23		55,000	57,475
Park Aerospace Holdings Ltd.:
5.25% 8/15/22 (b)		55,000	58,094
5.5% 2/15/24 (b)		55,000	58,163
Pontis IV Ltd. 5.125% 3/31/27 (b)		200,000	198,500
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		425,000	464,313
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (b)		60,000	59,850
Schumann SpA 7% 7/31/23 (Reg. S)	EUR	100,000	111,916
SLM Corp.:
5.5% 1/25/23		475,000	469,941
6.125% 3/25/24		205,000	202,950
8% 3/25/20		190,000	208,525
Tervita Escrow Corp. 7.625% 12/1/21 (b)		35,000	35,963
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	234,000	275,925
Zhongrong International Bond 2015 Ltd. 6% 6/15/18 (Reg. S)		200,000	202,616

TOTAL DIVERSIFIED FINANCIAL SERVICES			4,438,614

Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		15,000	15,394
MDC Partners, Inc. 6.5% 5/1/24 (b)		205,000	199,875

TOTAL DIVERSIFIED MEDIA			215,269

Energy - 10.9%
Afren PLC 10.25% 4/8/19 (b)(d)		285,920	57
Antero Resources Corp.:
5.125% 12/1/22		215,000	218,225
5.625% 6/1/23 (Reg. S)		80,000	82,300
Areva SA 4.875% 9/23/24	EUR	200,000	226,990
Borets Finance DAC 6.5% 4/7/22 (b)		200,000	207,000
Calfrac Holdings LP 7.5% 12/1/20 (b)		155,000	142,213
Callon Petroleum Co. 6.125% 10/1/24 (b)		25,000	26,188
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		20,000	20,150
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25 (b)		80,000	85,200
Chesapeake Energy Corp.:
4.4084% 4/15/19 (c)		70,000	69,650
4.875% 4/15/22		180,000	165,150
5.75% 3/15/23		65,000	60,450
8% 12/15/22 (b)		365,000	384,619
8% 1/15/25 (b)		305,000	301,569
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	166,238
Concho Resources, Inc.:
5.5% 10/1/22		55,000	57,079
5.5% 4/1/23		25,000	25,922
Covey Park Energy LLC 7.5% 5/15/25 (b)		50,000	50,813
EDC Finance Ltd. 4.875% 4/17/20 (b)		200,000	205,240
Ensco PLC:
4.5% 10/1/24		70,000	57,750
5.2% 3/15/25		5,000	4,238
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)		35,000	36,619
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21		15,000	15,038
6% 10/1/22		300,000	299,250
FTS International, Inc. 6.25% 5/1/22		160,000	138,400
Gaz Capital SA:
3.389% 3/20/20 (Reg. S)	EUR	100,000	114,966
3.6% 2/26/21 (Reg. S)	EUR	300,000	348,744
Gibson Energy, Inc. 6.75% 7/15/21 (b)		123,000	128,228
Gulfmark Offshore, Inc. 6.375% 3/15/22 (d)		330,000	172,425
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		320,000	300,000
5.75% 10/1/25 (b)		200,000	194,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21		5,000	3,075
5.875% 4/1/20		80,000	51,600
HPCL-Mittal Energy Ltd. 5.25% 4/28/27		200,000	203,066
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (Reg. S)		200,000	198,638
Indo Energy Finance II BV 6.375% 1/24/23		200,000	191,013
Jupiter Resources, Inc. 8.5% 10/1/22 (b)		40,000	32,600
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		200,000	205,000
Murphy Oil Corp. 6.875% 8/15/24		20,000	21,300
Neerg Energy Ltd. 6% 2/13/22 (Reg. S)		200,000	201,975
Noble Holding International Ltd.:
4.625% 3/1/21		8,000	7,360
6.05% 3/1/41		5,000	3,500
6.2% 8/1/40		30,000	21,150
7.75% 1/15/24		145,000	132,313
NuStar Logistics LP 5.625% 4/28/27		30,000	30,938
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	45,563
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		380,000	193,800
Pacific Exploration and Production Corp. 10% 11/2/21 pay-in-kind (c)		88,000	98,780
Pan American Energy LLC 7.875% 5/7/21 (b)		400,000	437,080
Parsley Energy LLC/Parsley 6.25% 6/1/24 (b)		10,000	10,575
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23		130,000	131,950
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		20,000	20,400
6.375% 3/31/25 (b)		25,000	25,375
Pride International, Inc. 7.875% 8/15/40		95,000	86,925
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	206,944
Range Resources Corp. 4.875% 5/15/25		60,000	57,600
Rice Energy, Inc.:
6.25% 5/1/22		40,000	41,825
7.25% 5/1/23		40,000	43,200
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	124,688
Sabine Pass Liquefaction LLC 5.625% 3/1/25		15,000	16,398
SM Energy Co.:
5% 1/15/24		65,000	61,263
5.625% 6/1/25		110,000	105,050
6.125% 11/15/22		150,000	152,625
6.5% 11/15/21		30,000	30,675
6.5% 1/1/23		15,000	15,225
6.75% 9/15/26		25,000	25,188
Summit Midstream Holdings LLC 5.75% 4/15/25		45,000	45,563
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		110,000	116,186
6.375% 4/1/23		60,000	63,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (b)		35,000	36,138
5.375% 2/1/27 (b)		35,000	36,575
6.375% 8/1/22		60,000	61,830
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	86,700
TerraForm Power Operating LLC:
6.375% 2/1/23 (b)(c)		445,000	460,019
6.625% 6/15/25 (b)(c)		210,000	222,075
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21		20,000	20,875
6.375% 5/1/24		45,000	49,163
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		431,097	464,537
Trinidad Drilling Ltd. 6.625% 2/15/25 (b)		25,000	25,188
Ultra Resources, Inc.:
6.875% 4/15/22 (b)		55,000	55,619
7.125% 4/15/25 (b)		40,000	39,625
Ultrapar Participacoes SA 5.25% 10/6/26 (b)		200,000	200,940
Weatherford International Ltd. 9.875% 2/15/24 (b)		115,000	133,975
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		40,000	43,200
Western Refining, Inc. 6.25% 4/1/21		105,000	108,413
WPX Energy, Inc.:
5.25% 9/15/24		65,000	63,375
6% 1/15/22		95,000	96,425
7.5% 8/1/20		65,000	68,900
8.25% 8/1/23		100,000	111,500
YPF SA:
8.5% 3/23/21 (b)		100,000	113,125
8.5% 7/28/25 (b)		400,000	452,500
Zhaikmunai International BV 7.125% 11/13/19 (b)		400,000	391,693

TOTAL ENERGY			11,107,407

Entertainment/Film - 0.9%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27 (b)		45,000	45,956
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	171,275
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		763,281	656,422

TOTAL ENTERTAINMENT/FILM			873,653

Environmental - 0.4%
Covanta Holding Corp.:
5.875% 3/1/24		110,000	110,550
5.875% 7/1/25		15,000	15,000
6.375% 10/1/22		95,000	97,731
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		205,000	213,200

TOTAL ENVIRONMENTAL			436,481

Food & Drug Retail - 1.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)		175,000	170,188
6.625% 6/15/24 (b)		100,000	102,250
Albertsons, Inc.:
6.625% 6/1/28		75,000	67,125
7.45% 8/1/29		5,000	4,713
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)		90,000	78,750
9.375% 9/15/18 pay-in-kind (b)(c)		85,000	43,350
Casino Guichard Perrachon SA 5.976% 5/26/21 (c)	EUR	100,000	128,178
Cumberland Farms, Inc. 6.75% 5/1/25 (b)		25,000	25,941
Darling Global Finance BV 4.75% 5/30/22 (Reg. S)	EUR	100,000	114,880
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (b)		200,000	203,500
Rite Aid Corp.:
6.875% 12/15/28 (b)(c)		505,000	525,200
7.7% 2/15/27		111,000	119,880
Tesco PLC 5.125% 4/10/47	EUR	100,000	110,021
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		165,000	144,375

TOTAL FOOD & DRUG RETAIL			1,838,351

Food/Beverage/Tobacco - 2.2%
Central American Bottling Corp. 5.75% 1/31/27 (b)		100,000	106,010
ESAL GmbH 6.25% 2/5/23 (b)		155,000	157,131
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	320,250
JBS Investments GmbH 7.25% 4/3/24 (b)		140,000	146,475
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		135,000	139,388
5.875% 7/15/24 (b)		10,000	10,425
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	46,463
4.875% 11/1/26 (b)		45,000	46,406
MHP SA 8.25% 4/2/20 (b)		200,000	208,000
Minerva Luxembourg SA:
6.5% 9/20/26 (b)		400,000	396,996
7.75% 1/31/23 (Reg. S)		200,000	210,250
Post Holdings, Inc.:
5.5% 3/1/25 (b)		75,000	78,375
5.75% 3/1/27 (b)		60,000	62,325
7.75% 3/15/24 (b)		65,000	72,231
8% 7/15/25 (b)		35,000	39,813
U.S. Foods, Inc. 5.875% 6/15/24 (b)		70,000	73,150
Vector Group Ltd. 6.125% 2/1/25 (b)		150,000	155,250

TOTAL FOOD/BEVERAGE/TOBACCO			2,268,938

Gaming - 2.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		405,000	435,881
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	237,990
Codere Finance (Luxembourg) SA 6.75% 11/1/21 (Reg. S)	EUR	100,000	110,564
Eagle II Acquisition Co. LLC 6% 4/1/25 (b)		15,000	15,506
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	31,650
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		130,000	138,775
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)		15,000	15,675
MCE Finance Ltd. 5% 2/15/21 (Reg. S)		200,000	204,380
MGM Mirage, Inc. 8.625% 2/1/19		115,000	127,075
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21 (c)		305,000	330,544
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		15,000	15,113
Scientific Games Corp.:
7% 1/1/22 (b)		45,000	48,178
10% 12/1/22		270,000	292,950
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	209,250
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)(e)		45,000	45,056

TOTAL GAMING			2,258,587

Healthcare - 4.9%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		75,000	71,250
Community Health Systems, Inc.:
6.25% 3/31/23		80,000	81,400
6.875% 2/1/22		280,000	231,700
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	41,100
DaVita HealthCare Partners, Inc. 5% 5/1/25		95,000	95,713
FMC Finance VII SA 5.25% 2/15/21	EUR	250,000	317,030
HCA Holdings, Inc.:
5.875% 3/15/22		274,000	303,798
5.875% 2/15/26		85,000	90,313
7.5% 2/15/22		180,000	207,072
HealthSouth Corp.:
5.75% 11/1/24		150,000	152,813
5.75% 9/15/25		15,000	15,169
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	200,000	218,716
5% 10/15/26 (b)		200,000	204,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	157,325
5.5% 2/1/21		120,000	124,500
Tenet Healthcare Corp.:
6.75% 6/15/23		470,000	448,850
7.5% 1/1/22 (b)		40,000	42,800
8.125% 4/1/22		755,000	766,325
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		280,000	240,100
5.5% 3/1/23 (b)		115,000	84,238
5.875% 5/15/23 (b)		415,000	306,581
6.125% 4/15/25 (b)		205,000	151,341
6.5% 3/15/22 (b)		80,000	81,900
6.75% 8/15/21 (b)		30,000	24,825
7% 3/15/24 (b)		160,000	163,200
7.25% 7/15/22 (b)		25,000	20,156
7.5% 7/15/21 (b)		273,000	225,908
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	91,600
Wellcare Health Plans, Inc. 5.25% 4/1/25		50,000	52,000

TOTAL HEALTHCARE			5,011,723

Homebuilders/Real Estate - 3.2%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		405,000	409,050
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	5,213
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		15,000	15,638
6.5% 12/15/20 (b)		115,000	119,313
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	212,000
Country Garden Holdings Co. Ltd. 7.5% 3/9/20 (Reg. S)		200,000	213,240
Evergrande Real Estate Group Ltd. 7% 3/23/20 (Reg. S)		200,000	203,393
Fantasia Holdings Group Co. Ltd. 7.375% 10/4/21 (Reg. S)		200,000	204,113
Howard Hughes Corp. 5.375% 3/15/25 (b)		70,000	70,700
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	168,000
Jingrui Holdings Ltd. 7.75% 4/12/20		200,000	197,767
Lodha Developers International Ltd. 12% 3/13/20 (Reg. S)		200,000	206,960
Marquee Land Pte. Ltd. 9.75% 8/5/19 (Reg. S)		200,000	212,220
Mattamy Group Corp. 6.875% 12/15/23 (b)		25,000	25,938
Oceanwide Holdings International 2015 Co., Ltd. 9.625% 8/11/20 (Reg. S)		200,000	218,491
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)		20,000	8,975
5.25% 6/27/29 (b)		85,000	37,134
7.125% 6/26/42 (b)		80,000	36,000
Ryland Group, Inc. 5.375% 10/1/22		55,000	58,713
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,300
6.125% 4/1/25 (b)		30,000	30,300
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	87,300
William Lyon Homes, Inc. 5.875% 1/31/25 (b)		40,000	41,000
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		265,000	278,417
Xinyuan Real Estate Co. Ltd. 8.125% 8/30/19 (Reg. S)		200,000	202,502

TOTAL HOMEBUILDERS/REAL ESTATE			3,292,677

Hotels - 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25 (b)		70,000	71,925
4.875% 4/1/27 (b)		40,000	41,000

TOTAL HOTELS			112,925

Insurance - 0.6%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		100,000	106,763
Assicurazioni Generali SpA 10.125% 7/10/42 (c)	EUR	100,000	145,572
Groupama SA 6% 1/23/27	EUR	100,000	117,671
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	146,671
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		75,000	76,313

TOTAL INSURANCE			592,990

Leisure - 0.3%
Cedar Fair LP/Magnum Management Corp. 5.375% 4/15/27 (b)		35,000	36,178
Silversea Cruises 7.25% 2/1/25 (b)		25,000	26,500
Studio City Co. Ltd. 7.25% 11/30/21		200,000	214,400

TOTAL LEISURE			277,078

Metals/Mining - 2.9%
Anglo American Capital PLC:
1.75% 4/3/18 (Reg. S)	EUR	100,000	110,477
2.875% 11/20/20	EUR	100,000	116,207
ArcelorMittal SA:
3% 3/25/19 (Reg. S)	EUR	100,000	114,104
3.125% 1/14/22 (Reg. S)	EUR	100,000	114,434
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		25,000	26,500
Compania Minera Ares SAC 7.75% 1/23/21 (b)		200,000	214,250
First Quantum Minerals Ltd.:
7% 2/15/21 (b)		85,000	87,975
7.25% 5/15/22 (b)		220,000	226,600
7.25% 4/1/23 (b)		200,000	203,625
7.5% 4/1/25 (b)		200,000	204,000
Freeport-McMoRan, Inc.:
6.5% 11/15/20 (b)		15,000	15,413
6.625% 5/1/21 (b)		15,000	15,375
6.75% 2/1/22 (b)		50,000	52,188
6.875% 2/15/23 (b)		215,000	226,288
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		200,000	203,600
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		40,000	45,150
Murray Energy Corp. 11.25% 4/15/21 (b)		150,000	112,500
Novelis Corp. 5.875% 9/30/26 (b)		70,000	71,925
Polyus Gold International Ltd. 5.25% 2/7/23 (b)		200,000	204,000
Southern Copper Corp. 7.5% 7/27/35		150,000	183,518
Vedanta Resources PLC 6.375% 7/30/22 (b)		200,000	202,700
VM Holding SA 5.375% 5/4/27 (b)		200,000	199,100
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)		155,000	0

TOTAL METALS/MINING			2,949,929

Paper - 0.3%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)		30,000	30,900
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	235,430

TOTAL PAPER			266,330

Publishing/Printing - 0.8%
Cenveo Corp. 6% 8/1/19 (b)		145,000	118,175
Harland Clarke Holdings Corp. 8.375% 8/15/22 (b)		45,000	46,350
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		250,000	243,438
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		410,000	413,075

TOTAL PUBLISHING/PRINTING			821,038

Railroad - 0.2%
RZD Capital Ltd. 3.3744% 5/20/21 (Reg. S)	EUR	200,000	231,558
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22 (b)		70,000	72,121
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (b)		195,000	201,338
5.25% 6/1/26 (b)		100,000	102,500
Landry's Acquisition Co. 6.75% 10/15/24 (b)		55,000	57,613

TOTAL RESTAURANTS			433,572

Services - 3.7%
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)		35,000	29,663
APX Group, Inc.:
7.875% 12/1/22		370,000	403,300
7.875% 12/1/22 (b)		145,000	158,050
8.75% 12/1/20		1,000,000	1,036,250
Ephios Holdco II PLC 8.25% 7/1/23 (Reg. S)	EUR	100,000	121,441
FTI Consulting, Inc. 6% 11/15/22		175,000	182,875
Garda World Security Corp.:
7.25% 11/15/21 (b)		200,000	202,300
7.25% 11/15/21 (b)		100,000	101,115
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		41,000	44,588
7.75% 6/1/24 (b)		40,000	43,650
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	182,600
Laureate Education, Inc.:
8.25% 5/1/25 (b)		180,000	184,950
10% 9/1/19 (b)(c)		920,000	966,000
TMS International Corp. 7.625% 10/15/21 (b)		55,000	55,413
United Rentals North America, Inc. 5.5% 5/15/27		45,000	46,294

TOTAL SERVICES			3,758,489

Steel - 0.7%
EVRAZ Group SA 5.375% 3/20/23 (b)		200,000	201,240
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		200,000	207,500
Metinvest BV 9.3725% 12/31/21 pay-in-kind (c)		79,824	75,796
Thyssenkrupp AG 3.125% 10/25/19 (Reg. S)	EUR	180,000	206,516

TOTAL STEEL			691,052

Super Retail - 0.3%
InRetail Shopping Malls 6.5% 7/9/21 (b)		200,000	211,140
Netflix, Inc. 4.375% 11/15/26 (b)		110,000	108,350

TOTAL SUPER RETAIL			319,490

Technology - 3.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		360,000	398,700
Booz Allen Hamilton, Inc. 5.125% 5/1/25 (b)		40,000	40,700
Brocade Communications Systems, Inc. 4.625% 1/15/23		140,000	143,150
CDW LLC/CDW Finance Corp. 5% 9/1/25		35,000	35,875
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		65,000	68,900
7.125% 6/15/24 (b)		65,000	71,847
Gartner, Inc. 5.125% 4/1/25 (b)		40,000	41,400
Greeneden U.S. Holdings II LLC 10% 11/30/24 (b)		90,000	99,686
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		80,000	84,700
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	198,767
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)		25,000	26,125
Lucent Technologies, Inc. 6.45% 3/15/29		425,000	478,125
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	61,860
5.5% 2/1/25		85,000	88,825
NXP BV/NXP Funding LLC 4.625% 6/1/23 (b)		200,000	215,250
Parametric Technology Corp. 6% 5/15/24		20,000	21,400
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	87,975
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	121,200
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		320,000	365,200
Tempo Acquisition LLC 6.75% 6/1/25 (b)(e)		55,000	56,513
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		200,000	213,000
Western Digital Corp. 10.5% 4/1/24		110,000	129,525
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19		169,000	175,760

TOTAL TECHNOLOGY			3,224,483

Telecommunications - 10.0%
Altice Finco SA:
7.625% 2/15/25 (b)		400,000	410,000
8.125% 1/15/24 (b)		200,000	216,000
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	208,820
8.625% 5/6/19 (Reg. S)		200,000	208,820
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	187,031
Cellnex Telecom Sau 2.375% 1/16/24 (Reg. S)	EUR	200,000	221,377
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (b)		15,000	15,413
5.375% 3/15/27 (b)		15,000	15,450
Digicel Group Ltd. 6% 4/15/21 (Reg. S)		200,000	190,000
Equinix, Inc. 5.375% 5/15/27		50,000	52,240
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		245,000	251,431
GCI, Inc. 6.875% 4/15/25		85,000	91,375
Globo Comunicacao e Participacoes SA 4.875% 4/11/22 (Reg. S)		250,000	259,063
GTH Finance BV:
6.25% 4/26/20 (b)		200,000	212,500
7.25% 4/26/23 (b)		200,000	219,020
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	140,869
8% 2/15/24 (b)		260,000	279,500
Intelsat Luxembourg SA 8.125% 6/1/23		150,000	85,500
Millicom International Cellular SA 6.625% 10/15/21 (b)		200,000	209,750
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	363,598
Neptune Finco Corp.:
10.125% 1/15/23 (b)		350,000	406,000
10.875% 10/15/25 (b)		200,000	240,250
Sable International Finance Ltd. 6.875% 8/1/22 (b)		600,000	643,680
SFR Group SA 7.375% 5/1/26 (b)		55,000	57,819
Sprint Capital Corp.:
6.875% 11/15/28		205,000	221,913
6.9% 5/1/19		615,000	657,281
8.75% 3/15/32		395,000	486,095
Sprint Communications, Inc. 6% 11/15/22		40,000	41,675
Sprint Corp.:
7.125% 6/15/24		420,000	458,065
7.25% 9/15/21		10,000	10,938
7.875% 9/15/23		540,000	606,150
T-Mobile U.S.A., Inc.:
6% 4/15/24		120,000	130,020
6.5% 1/15/26		120,000	133,050
6.625% 4/1/23		325,000	347,344
6.836% 4/28/23		285,000	305,663
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		200,000	205,478
Telecom Italia SpA:
3.625% 5/25/26 (Reg. S)	EUR	100,000	116,337
4.875% 9/25/20 (Reg. S)	EUR	100,000	124,223
5.25% 3/17/55	EUR	100,000	110,450
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	208,644
UPCB Finance IV Ltd. 4% 1/15/27 (Reg. S)	EUR	300,000	337,983
Wind Acquisition Finance SA 4% 7/15/20 (Reg. S)	EUR	350,000	386,783
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)		135,000	143,269

TOTAL TELECOMMUNICATIONS			10,216,867

Textiles/Apparel - 0.4%
Novalis Sas 3% 4/30/22 (Reg. S)	EUR	200,000	225,115
Prime Bloom Holdings Ltd. 7.5% 12/19/19 (Reg. S)		200,000	205,485

TOTAL TEXTILES/APPAREL			430,600

Transportation Ex Air/Rail - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		155,000	138,144
Teekay Corp. 8.5% 1/15/20		90,000	89,100
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		8,000	8,459

TOTAL TRANSPORTATION EX AIR/RAIL			235,703

Utilities - 4.7%
Dynegy, Inc.:
7.375% 11/1/22		105,000	100,538
7.625% 11/1/24		130,000	118,950
8% 1/15/25 (b)		40,000	36,700
Enel SpA 5% 1/15/75 (c)	EUR	300,000	352,933
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)		31,737	38,719
12.25% 3/1/22 (b)(c)(d)		650,609	831,154
Global Partners LP/GLP Finance Corp. 7% 6/15/23		35,000	34,650
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	196,991
InterGen NV 7% 6/30/23 (b)		610,000	568,825
Listrindo Capital BV 4.95% 9/14/26 (b)		200,000	197,000
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		200,000	256,500
NRG Energy, Inc. 6.625% 3/15/23		310,000	314,650
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		321,887	346,028
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,788
Petrobras Global Finance BV 4.75% 1/14/25	EUR	400,000	455,386
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		500,000	513,675
PPL Energy Supply LLC 6.5% 6/1/25		65,000	51,675
RJS Power Holdings LLC 4.625% 7/15/19 (b)(c)		73,000	71,905
TXU Corp.:
5.55% 11/15/14 (d)		1,361,000	149,710
6.5% 11/15/24 (d)		475,000	52,250
6.55% 11/15/34 (d)		1,000,000	110,000

TOTAL UTILITIES			4,829,027

TOTAL NONCONVERTIBLE BONDS
(Cost $82,029,348)			82,625,745
		Shares	Value

Common Stocks - 1.5%
Automotive & Auto Parts - 0.2%
Chassix Holdings, Inc. (f)		3,510	109,547
General Motors Co.		3,168	109,740

TOTAL AUTOMOTIVE & AUTO PARTS			219,287

Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,500	211,900
Energy - 0.2%
Contura Energy, Inc.		23	1,576
Contura Energy, Inc. warrants 7/26/23 (f)		38	1,041
Extraction Oil & Gas, Inc.		1,041	16,292
LINN Energy, Inc. (f)		491	13,763
Ovation Acquisition I LLC (f)(g)		60,306	1
Pacific Exploration and Production Corp.		4,954	148,796
Southwestern Energy Co. (f)		919	6,902
The Williams Companies, Inc.		1,900	58,197

TOTAL ENERGY			246,568

Food/Beverage/Tobacco - 0.2%
U.S. Foods Holding Corp.		6,800	191,760
Healthcare - 0.3%
HCA Holdings, Inc. (f)		2,600	218,946
Legend Acquisition, Inc. (f)		2,128	36,176
Legend Acquisition, Inc.:
Class A warrants (f)		2,195	0
Class B warrants (f)		2,894	0

TOTAL HEALTHCARE			255,122

Homebuilders/Real Estate - 0.0%
Keane Group, Inc. (h)		1,100	15,202
Hotels - 0.1%
Extended Stay America, Inc. unit		7,700	134,288
Metals/Mining - 0.0%
Alpha Natural Resources Holdings, Inc. (f)		330	1,650
ANR, Inc. (f)		330	6,600
Warrior Met Coal, Inc. Class A(f)		1,129	18,371

TOTAL METALS/MINING			26,621

Services - 0.2%
United Rentals, Inc. (f)		1,300	142,558
WP Rocket Holdings, Inc. (f)(g)		356,213	21,373

TOTAL SERVICES			163,931

Telecommunications - 0.1%
Broadview Networks Holdings, Inc. (f)		12,187	74,097
TOTAL COMMON STOCKS
(Cost $2,657,725)			1,538,776

Convertible Preferred Stocks - 0.6%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25% (f)		5,200	95,712
Healthcare - 0.4%
Allergan PLC 5.50%		300	259,125
Teva Pharmaceutical Industries Ltd. 7%		250	142,225

TOTAL HEALTHCARE			401,350

Utilities - 0.1%
Dynegy, Inc. 7.00%		1,600	81,504
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $798,774)			578,566
		Principal Amount(a)	Value

Bank Loan Obligations - 2.9%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		39,895	39,895
Diversified Financial Services - 0.1%
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 4.0406% 3/30/24 (c)		125,000	124,406
Energy - 0.8%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 4/20/23 (i)		225,000	223,875
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (c)		60,000	65,925
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5534% 8/23/21 (c)		85,000	91,774
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.9324% 5/16/21 (c)		255,000	244,800
Citgo Holding, Inc. Tranche B, term loan 9.6468% 5/12/18 (c)		34,275	34,671
FTS International, Inc. Tranche B, term loan 5.75% 4/16/21 (c)		15,000	13,013
Pacific Drilling SA Tranche B, term loan 4.625% 6/3/18 (c)		48,125	22,138
Seadrill Operating LP Tranche B, term loan 4.1468% 2/21/21 (c)		99,588	66,973

TOTAL ENERGY			763,169

Gaming - 0.0%
Caesars Growth Properties Holdings, LLC term loan 3.75% 5/8/21		5,000	5,025
Healthcare - 0.1%
U.S. Renal Care, Inc. Tranche 2LN, term loan 9.1468% 12/31/23 (c)		110,000	99,825
Homebuilders/Real Estate - 0.1%
Capital Automotive LP Trahche B 1LN, term loan 4% 3/24/24 (c)		40,000	40,300
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.4218% 11/4/22 (c)		4,681	4,657

TOTAL HOMEBUILDERS/REAL ESTATE			44,957

Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.3873% 8/14/22 (c)		5,000	5,012
AmWINS Group, Inc. Tranche B 1LN, term loan 3.75% 1/25/24 (c)		24,938	24,913
USI, Inc. term loan 4/5/24 (i)		15,000	14,934

TOTAL INSURANCE			44,859

Leisure - 0.0%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 8% 9/8/24 (c)		5,000	5,063
Tranche B 1LN, term loan 4.25% 3/8/24 (c)		10,000	10,071

TOTAL LEISURE			15,134

Metals/Mining - 0.0%
Murray Energy Corp. Tranche B 2LN, term loan 8.3968% 4/16/20 (c)		39,664	37,824
Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 6.6468% 3/14/22 (c)		10,000	10,109
Publishing/Printing - 0.1%
Harland Clarke Holdings Corp. Tranche B 6LN, term loan 6.6468% 2/9/22 (c)		85,000	85,106
Restaurants - 0.3%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (c)		299,376	299,451
Services - 0.5%
Ancestry.Com Operations, Inc. Tranche 2LN, term loan 9.27% 10/19/24 (c)		60,000	61,350
KUEHG Corp. Tranche B 1LN, term loan 4.9165% 8/13/22 (c)		292,010	293,166
Laureate Education, Inc. Tranche B 1LN, term loan 4/26/24(i)		105,000	104,782

TOTAL SERVICES			459,298

Technology - 0.7%
Change Healthcare Holdings LLC Tranche B, term loan 3.75% 3/1/24 (c)		175,000	175,460
Compuware Corp. term loan 9.25% 12/15/22 (c)		148,593	148,964
First Data Corp. Tranche B 1LN, term loan 3.4911% 4/26/24 (c)		40,000	40,000
Kronos, Inc. term loan 9.284% 11/1/24 (c)		115,000	119,658
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.8968% 4/9/21 (c)		106,700	107,167
Tranche 2LN, term loan 8.1468% 4/9/22 (c)		95,000	94,446

TOTAL TECHNOLOGY			685,695

Telecommunications - 0.2%
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.8873% 6/30/19 (c)		245,000	241,575
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,851,473)			2,956,328

Preferred Securities - 7.4%
Automotive & Auto Parts - 0.2%
Baoxin Auto Finance I Ltd. 8.75% (Reg. S)(c)(j)		200,000	216,590
Banks & Thrifts - 4.4%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(j)		200,000	215,910
Bank of East Asia Ltd. 5.5% (Reg. S) (c)(j)		200,000	206,046
Barclays Bank PLC 7.625% 11/21/22		420,000	474,146
Barclays PLC 8% (c)(j)	EUR	200,000	242,689
Chong Hing Bank Ltd. 6.5% (c)(j)		200,000	209,175
Citigroup, Inc. 5.35% (c)(j)		550,000	569,762
Credit Agricole SA:
6.5%(Reg. S) (c)(j)	EUR	200,000	234,623
6.625% (b)(c)(j)		315,000	323,843
7.875% (b)(c)(j)		200,000	215,633
8.125% (b)(c)(j)		200,000	222,446
Intesa Sanpaolo SpA 8.047% (c)(j)	EUR	350,000	433,471
Royal Bank of Scotland Group PLC:
8% (c)(j)		450,000	470,005
8.625% (c)(j)		200,000	217,400
Standard Chartered PLC 7.5% (b)(c)(j)		200,000	214,539
Woori Bank 4.5% (Reg. S) (c)(j)		200,000	196,879

TOTAL BANKS & THRIFTS			4,446,567

Cable/Satellite TV - 0.1%
SES SA 4.625% (Reg. S) (c)(j)	EUR	100,000	117,906
Chemicals - 0.1%
Solvay SA 5.869% (c)(j)	EUR	100,000	130,524
Consumer Products - 0.5%
Cosan Overseas Ltd. 8.25% (j)		500,000	512,099
Diversified Financial Services - 0.2%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(j)	EUR	150,000	173,848
Magnesita Finance Ltd. 8.625% (b)(j)		10,000	9,962

TOTAL DIVERSIFIED FINANCIAL SERVICES			183,810

Energy - 0.2%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(j)	EUR	200,000	233,324
Healthcare - 0.2%
Fullerton Healthcare Corp. Ltd. 7% (Reg. S) (c)(j)		200,000	201,706
Homebuilders/Real Estate - 0.5%
Grand City Properties SA 3.75% (c)(j)	EUR	200,000	226,770
Moon Wise Global Ltd. 9% (Reg. S) (c)(j)		200,000	220,315
Odebrecht Finance Ltd. 7.5% (b)(j)		15,000	6,972

TOTAL HOMEBUILDERS/REAL ESTATE			454,057

Metals/Mining - 0.2%
Yancoal International Resources Development Co. Ltd. 5.75% (Reg. S) (c)(j)		200,000	204,476
Telecommunications - 0.8%
Koninklijke KPN NV 6.125% (Reg. S) (c)(j)	EUR	200,000	241,172
Telefonica Europe BV:
5% (Reg. S) (c)(j)	EUR	300,000	353,504
6.5% (Reg. S) (c)(j)	EUR	200,000	242,468

TOTAL TELECOMMUNICATIONS			837,144

TOTAL PREFERRED SECURITIES
(Cost $7,421,304)			7,538,203
		Shares	Value

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.85% (k)		5,928,144	5,929,330
Fidelity Securities Lending Cash Central Fund 0.86% (k)(l)		11,799	11,800
TOTAL MONEY MARKET FUNDS
(Cost $5,940,627)			5,941,130
TOTAL INVESTMENT PORTFOLIO - 99.3%
(Cost $101,699,251)			101,178,748
NET OTHER ASSETS (LIABILITIES) - 0.7%			732,917
NET ASSETS - 100%			$101,911,665

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,353,870 or 41.6% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,374 or 0.0% of net assets.

 (h) Security or a portion of the security is on loan at period end.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ovation Acquisition I LLC	12/23/15	$603
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$184,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,049
Fidelity Securities Lending Cash Central Fund	30
Total	$26,079

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$545,335	$435,788	$--	$109,547
Consumer Staples	1	--	--	1
Energy	368,900	254,817	114,083	--
Health Care	656,472	218,946	401,350	36,176
Industrials	179,133	157,760	--	21,373
Materials	211,900	211,900	--	--
Telecommunication Services	74,097	74,097	--	--
Utilities	81,504	81,504	--	--
Corporate Bonds	82,625,745	199,100	82,426,588	57
Bank Loan Obligations	2,956,328	--	2,916,433	39,895
Preferred Securities	7,538,203	--	7,538,203	--
Money Market Funds	5,941,130	5,941,130	--	--
Total Investments in Securities:	$101,178,748	$7,575,042	$93,396,657	$207,049

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	51.5%
Luxembourg	8.1%
Netherlands	6.4%
Cayman Islands	4.5%
Canada	3.5%
United Kingdom	3.5%
Ireland	2.4%
Argentina	2.3%
France	2.0%
British Virgin Islands	1.9%
Mexico	1.6%
Italy	1.3%
Germany	1.1%
Others (Individually Less Than 1%)	9.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $11,056) — See accompanying schedule: Unaffiliated issuers (cost $95,758,624)	$95,237,618
Fidelity Central Funds (cost $5,940,627)	5,941,130
Total Investments (cost $101,699,251)		$101,178,748
Cash		213,900
Receivable for investments sold
Regular delivery		395,313
Delayed delivery		134,820
Receivable for fund shares sold		96,919
Dividends receivable		18,580
Interest receivable		1,473,151
Distributions receivable from Fidelity Central Funds		3,716
Prepaid expenses		66
Receivable from investment adviser for expense reductions		52,105
Other receivables		4
Total assets		103,567,322
Liabilities
Payable for investments purchased
Regular delivery	$1,129,478
Delayed delivery	130,000
Payable for fund shares redeemed	176,676
Distributions payable	52,869
Accrued management fee	59,501
Distribution and service plan fees payable	5,166
Other affiliated payables	19,802
Other payables and accrued expenses	70,365
Collateral on securities loaned	11,800
Total liabilities		1,655,657
Net Assets		$101,911,665
Net Assets consist of:
Paid in capital		$104,668,043
Undistributed net investment income		104,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,343,039)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(517,560)
Net Assets		$101,911,665
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,102,216 ÷ 744,476 shares)		$9.54
Maximum offering price per share (100/96.00 of $9.54)		$9.94
Class M:
Net Asset Value and redemption price per share ($3,028,740 ÷ 317,499 shares)		$9.54
Maximum offering price per share (100/96.00 of $9.54)		$9.94
Class C:
Net Asset Value and offering price per share ($3,775,394 ÷ 395,726 shares)(a)		$9.54
Global High Income:
Net Asset Value, offering price and redemption price per share ($85,188,297 ÷ 8,928,972 shares)		$9.54
Class I:
Net Asset Value, offering price and redemption price per share ($2,817,018 ÷ 295,267 shares)		$9.54

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$509,154
Interest		5,757,022
Income from Fidelity Central Funds		26,079
Total income		6,292,255
Expenses
Management fee	$716,461
Transfer agent fees	210,731
Distribution and service plan fees	58,753
Accounting and security lending fees	41,908
Custodian fees and expenses	19,248
Independent trustees' fees and expenses	424
Registration fees	73,985
Audit	86,630
Legal	4,969
Miscellaneous	1,099
Total expenses before reductions	1,214,208
Expense reductions	(146,168)	1,068,040
Net investment income (loss)		5,224,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,290)
Fidelity Central Funds	(220)
Foreign currency transactions	6,177
Total net realized gain (loss)		(46,333)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,540,322
Assets and liabilities in foreign currencies	(4,479)
Total change in net unrealized appreciation (depreciation)		4,535,843
Net gain (loss)		4,489,510
Net increase (decrease) in net assets resulting from operations		$9,713,725

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,224,215	$6,251,820
Net realized gain (loss)	(46,333)	(3,365,369)
Change in net unrealized appreciation (depreciation)	4,535,843	(4,945,526)
Net increase (decrease) in net assets resulting from operations	9,713,725	(2,059,075)
Distributions to shareholders from net investment income	(4,739,795)	(6,161,519)
Share transactions - net increase (decrease)	(9,314,472)	(20,379,577)
Redemption fees	30,815	37,133
Total increase (decrease) in net assets	(4,309,727)	(28,563,038)
Net Assets
Beginning of period	106,221,392	134,784,430
End of period	$101,911,665	$106,221,392
Other Information
Undistributed net investment income end of period	$104,221	$–
Distributions in excess of net investment income end of period	$–	$(82,523)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class A

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.463	.462	.476	.506	.526
Net realized and unrealized gain (loss)	.422	(.541)	(.293)B	(.036)	.714
Total from investment operations	.885	(.079)	.183	.470	1.240
Distributions from net investment income	(.418)	(.454)	(.486)	(.483)	(.477)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.418)	(.454)	(.796)	(.722)	(.523)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	10.00%	(.65)%	1.97%B	4.86%	13.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.38%	1.28%	1.23%	1.24%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.23%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.23%	1.24%
Net investment income (loss)	4.98%	5.11%	4.82%	5.03%	5.25%
Supplemental Data
Net assets, end of period (000 omitted)	$7,102	$6,187	$7,036	$8,000	$6,419
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class M

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.464	.462	.474	.504	.523
Net realized and unrealized gain (loss)	.421	(.541)	(.291)B	(.036)	.712
Total from investment operations	.885	(.079)	.183	.468	1.235
Distributions from net investment income	(.418)	(.454)	(.486)	(.481)	(.472)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.418)	(.454)	(.796)	(.720)	(.518)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	10.00%	(.65)%	1.98%B	4.84%	13.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.50%	1.48%	1.40%	1.35%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.98%	5.11%	4.82%	5.01%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$3,029	$1,436	$1,745	$1,595	$1,349
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class C

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.394	.394	.401	.428	.448
Net realized and unrealized gain (loss)	.422	(.540)	(.292)B	(.035)	.712
Total from investment operations	.816	(.146)	.109	.393	1.160
Distributions from net investment income	(.349)	(.387)	(.412)	(.406)	(.397)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.349)	(.387)	(.722)	(.645)	(.443)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	9.19%	(1.39)%	1.22%B	4.05%	12.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.18%	2.20%	2.12%	2.05%	2.01%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.23%	4.36%	4.07%	4.26%	4.49%
Supplemental Data
Net assets, end of period (000 omitted)	$3,775	$3,437	$3,811	$3,720	$2,941
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.47	$9.74
Income from Investment Operations
Net investment income (loss)A	.486	.486	.508	.534	.555
Net realized and unrealized gain (loss)	.423	(.542)	(.301)B	(.046)	.724
Total from investment operations	.909	(.056)	.207	.488	1.279
Distributions from net investment income	(.442)	(.477)	(.510)	(.511)	(.506)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.442)	(.477)	(.820)	(.750)	(.552)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.47
Total ReturnC	10.28%	(.40)%	2.23%B	5.05%	13.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.20%	1.05%	.95%	.96%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.95%	.96%
Expenses net of all reductions	1.00%	1.00%	1.00%	.95%	.96%
Net investment income (loss)	5.23%	5.35%	5.07%	5.30%	5.53%
Supplemental Data
Net assets, end of period (000 omitted)	$85,188	$93,256	$119,712	$344,206	$345,210
Portfolio turnover rateF	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class I

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.47	$9.74
Income from Investment Operations
Net investment income (loss)A	.486	.483	.501	.532	.549
Net realized and unrealized gain (loss)	.423	(.539)	(.293)B	(.046)	.728
Total from investment operations	.909	(.056)	.208	.486	1.277
Distributions from net investment income	(.442)	(.477)	(.511)	(.509)	(.504)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.442)	(.477)	(.821)	(.748)	(.550)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.47
Total ReturnC	10.28%	(.40)%	2.23%B	5.03%	13.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.10%	1.02%	.97%	.98%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.97%	.98%
Expenses net of all reductions	1.00%	1.00%	1.00%	.97%	.98%
Net investment income (loss)	5.23%	5.35%	5.07%	5.28%	5.51%
Supplemental Data
Net assets, end of period (000 omitted)	$2,817	$1,905	$2,481	$5,344	$6,049
Portfolio turnover rateF	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,219,342
Gross unrealized depreciation	(5,210,832)
Net unrealized appreciation (depreciation) on securities	$8,510
Tax Cost	$101,170,238

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,329,981)
Net unrealized appreciation (depreciation) on securities and other investments	$11,453

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(710,939)
Long-term	(1,619,042)
Total capital loss carryforward	$(2,329,981)

The Fund intends to elect to defer to its next fiscal year $70,554 of ordinary losses recognized during the period January 1, 2017 to April 30, 2017.

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$4,739,795	$ 6,161,519

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $45,323,492 and $52,691,929, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$17,972	$715
Class M	-%	.25%	4,795	2,409
Class C	.75%	.25%	35,986	8,109
			$58,753	$11,233

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,180
Class M	930
Class C(a)	855
$2,965

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,049.18
Class M	5,443.28
Class C	8,725.24
Global High Income	178,900.21
Class I	4,614.21
	$210,731

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $341 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$8,234
Class M	1.25%	4,684
Class C	2.00%	6,495
Global High Income	1.00%	122,659
Class I	1.00%	3,420
		$145,492

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $148.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $526.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Class A	$322,665	$323,762
Class M	85,695	79,903
Class C	134,767	150,970
Global High Income	4,092,807	5,458,208
Class I	103,861	148,676
Total	$4,739,795	$6,161,519

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Class A
Shares sold	290,886	157,252	$2,707,041	$1,422,895
Reinvestment of distributions	32,498	32,992	302,941	297,671
Shares redeemed	(260,720)	(241,453)	(2,436,346)	(2,170,274)
Net increase (decrease)	62,664	(51,209)	$573,636	$(449,708)
Class M
Shares sold	218,520	37,827	$2,050,318	$339,624
Reinvestment of distributions	8,661	8,329	80,890	75,115
Shares redeemed	(67,976)	(69,705)	(634,029)	(627,856)
Net increase (decrease)	159,205	(23,549)	$1,497,179	$(213,117)
Class C
Shares sold	109,325	150,954	$1,017,340	$1,353,877
Reinvestment of distributions	12,879	14,343	120,047	129,529
Shares redeemed	(105,252)	(183,576)	(975,560)	(1,640,260)
Net increase (decrease)	16,952	(18,279)	$161,827	$(156,854)
Global High Income
Shares sold	2,895,819	3,468,417	$26,886,491	$31,565,075
Reinvestment of distributions	364,798	519,268	3,396,619	4,696,700
Shares redeemed	(4,608,362)	(6,182,571)	(42,638,341)	(55,426,381)
Net increase (decrease)	(1,347,745)	(2,194,886)	$(12,355,231)	$(19,164,606)
Class I
Shares sold	194,425	116,138	$1,826,275	$1,078,461
Reinvestment of distributions	6,271	5,400	58,709	48,617
Shares redeemed	(115,409)	(169,995)	(1,076,867)	(1,522,370)
Net increase (decrease)	85,287	(48,457)	$808,117	$(395,292)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Class A	1.25%
Actual		$1,000.00	$1,046.10	$6.34
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class M	1.25%
Actual		$1,000.00	$1,046.10	$6.34
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	2.00%
Actual		$1,000.00	$1,042.20	$10.13
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Global High Income	1.00%
Actual		$1,000.00	$1,047.40	$5.08
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class I	1.00%
Actual		$1,000.00	$1,047.40	$5.08
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $734,245 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

AGHI-ANN-0617
1.926279.105

Fidelity® Global High Income Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global High Income Fund	10.28%	6.02%	5.37%

 A From May 11, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$13,671	Fidelity® Global High Income Fund
$13,903	The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds advanced 10.79% for the 12 months ending April 30, 2017, according to the Fidelity Global High Income Composite IndexSM. Improved demand for risk assets, along with stabilization in certain commodity prices, generally supported the index. In general, a healthy global backdrop, including dovish policies by the world’s central banks, also bolstered the asset class. As a result, interest rates have risen and yield spreads have tightened. Among regions represented in the Composite index, U.S. high-yield bonds performed best, benefiting from investors’ preference for risk, higher corporate profits and expectations for market-friendly legislation. Accordingly, The BofA Merrill LynchSM US High Yield Constrained Index rose 13.65%. Asian high yield also performed well, led by strong results in Hong Kong (+17%). Stimulus in China (+12%) helped propel the local and regional economy. The BofA Merrill LynchSM Asian Dollar High Yield Corporate Constrained Index gained 12.34%. Emerging-markets corporate debt advanced on stronger oil prices and improving fundamentals in some countries. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified rose 8.04%. European debt advanced modestly, held back by the underperformance of some of the index’s major constituents. The BofA Merrill LynchSM Euro High Yield Constrained Index returned 2.74%.

Comments from Lead Portfolio Manager John Carlson and Co-Portfolio Manager Lisa Roche:  For the year, the fund's share classes (excluding sales charges, if applicable) gained about 10%, modestly trailing the 10.79% return of the Fidelity Global High Income Composite IndexSM. Weak security selection in the U.S. high-yield subportfolio was the biggest relative detractor, due entirely to the disappointing performance of a long-term investment in bankrupt utility TXU. The security’s price declined the past year because the Public Utility Commission of Texas rejected a creditor-backed plan to convert the regulated utility into a real estate investment trust (REIT). The fund’s modest cash position was another drag on relative results, given the strong market backdrop. Conversely, security selection in the emerging-markets (EM) debt sleeve helped most. Here, an overweighting in Argentina and security selection in Mexico contributed to performance. Picks in Asian high-yield also contributed, led by selections in China and India. Overall, asset allocation decisions in all regions contributed to relative performance the past 12 months – especially an underweighted allocation in European high yield.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On July 1, 2016, James Durance became co-portfolio manager of the fund, overseeing its European high-yield subportfolio.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	2.0	2.0
APX Group, Inc.	1.6	1.4
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4	0.8
Sprint Capital Corp.	1.3	0.9
Valeant Pharmaceuticals International, Inc.	1.2	1.3
	7.5

Top Five Countries as of April 30, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	45.0	45.5
Luxembourg	8.1	8.3
Netherlands	6.4	6.1
Cayman Islands	4.5	4.0
United Kingdom	3.5	3.4

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.2	12.7
Telecommunications	11.1	11.8
Banks & Thrifts	11.0	10.4
Healthcare	5.9	6.0
Cable/Satellite TV	5.7	5.4

Quality Diversification (% of fund's net assets)

As of April 30, 2017
AAA,AA,A	0.1%
BBB	2.5%
BB	35.7%
B	31.7%
CCC,CC,C	16.9%
Not Rated	4.5%
Equities	2.1%
Short-Term Investments and Net Other Assets	6.5%

As of October 31, 2016
BBB	2.3%
BB	37.2%
B	33.1%
CCC,CC,C	15.2%
D	0.1%
Not Rated	3.9%
Equities	2.1%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Corporate Bonds	81.1%
Stocks	2.1%
Preferred Securities	7.4%
Other Investments	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 48.5%

As of October 31, 2016*
Corporate Bonds	83.2%
Stocks	2.1%
Preferred Securities	6.1%
Other Investments	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.1%

 * Foreign investments - 48.4%

Investments April 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 81.1%
		Principal Amount(a)	Value
Aerospace - 0.3%
Finmeccanica Finance SA 5.25% 1/21/22	EUR	$100,000	$129,149
Leonardo SpA 4.875% 3/24/25	EUR	100,000	133,475
TransDigm, Inc. 6.375% 6/15/26		70,000	70,525

TOTAL AEROSPACE			333,149

Air Transportation - 0.8%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		250,000	263,875
Continental Airlines, Inc. 6.125% 4/29/18		55,000	56,994
Indira Gandhi International Airport 6.125% 10/31/26 (Reg. S)		200,000	212,771
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		200,000	208,400
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	46,913

TOTAL AIR TRANSPORTATION			788,953

Automotive - 0.7%
Samvardhana Motherson Automotive Systems Group BV 4.125% 7/15/21 (Reg. S)	EUR	200,000	223,034
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	222,008
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		300,000	307,875

TOTAL AUTOMOTIVE			752,917

Automotive & Auto Parts - 1.4%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		170,000	174,463
Faurecia SA 3.625% 6/15/23 (Reg. S)	EUR	100,000	114,594
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	200,000	235,556
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (c)	EUR	200,000	226,126
Jaguar Land Rover PLC 2.2% 1/15/24 (Reg. S)	EUR	100,000	108,810
Metalsa SA de CV 4.9% 4/24/23 (b)		200,000	194,750
Volkswagen International Finance NV 0.5% 3/30/21 (Reg. S)	EUR	100,000	109,226
ZF North America Capital, Inc.:
2.25% 4/26/19 (Reg. S)	EUR	100,000	113,287
2.75% 4/27/23 (Reg. S)	EUR	100,000	117,644

TOTAL AUTOMOTIVE & AUTO PARTS			1,394,456

Banks & Thrifts - 6.6%
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		200,000	211,130
Ally Financial, Inc.:
5.75% 11/20/25		445,000	455,569
8% 12/31/18		225,000	243,563
8% 11/1/31		1,115,000	1,326,813
Banco de Bogota SA 6.25% 5/12/26 (b)		200,000	213,040
Banco Internacional del Peru SAA 6.625% 3/19/29 (b)(c)		200,000	219,000
Banco Macro SA 6.75% 11/4/26 (b)(c)		150,000	154,725
Banco Mercantil del Norte SA 5.75% 10/4/31 (b)(c)		200,000	196,400
General Motors Acceptance Corp. 8% 11/1/31		257,000	305,830
GTB Finance BV 6% 11/8/18 (b)		200,000	204,164
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	202,750
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	378,438
JSC BGEO Group 6% 7/26/23 (b)		450,000	452,813
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		200,000	218,619
Mercury Bondco PLC 7.125% 5/30/21 pay-in-kind(Reg. S) (c)	EUR	100,000	111,866
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	111,715
5.125% 5/28/24		317,000	325,899
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	205,250
Times Property Holdings Ltd. 6.25% 1/23/20 (Reg. S)		200,000	205,765
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (b)		200,000	204,774
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (b)		200,000	193,247
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		200,000	200,600
Zenith Bank PLC 6.25% 4/22/19 (b)		400,000	407,032

TOTAL BANKS & THRIFTS			6,749,002

Broadcasting - 0.5%
AMC Networks, Inc. 4.75% 12/15/22		100,000	102,000
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		350,000	349,153

TOTAL BROADCASTING			451,153

Building Materials - 1.9%
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		115,000	119,313
CEMEX Finance LLC:
4.625% 6/15/24	EUR	100,000	115,675
5.25% 4/1/21 (Reg. S)	EUR	100,000	112,089
6% 4/1/24 (Reg. S)		250,000	264,375
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	203,000
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		70,000	79,800
HD Supply, Inc. 5.75% 4/15/24 (b)		30,000	31,875
HeidelbergCement Finance Luxembourg SA 3.25% 10/21/21 (Reg. S)	EUR	300,000	366,581
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	95,250
Pratama Agung Pte. Ltd. 6.25% 2/24/20 (Reg. S)		200,000	208,884
U.S. Concrete, Inc. 6.375% 6/1/24 (b)		25,000	26,125
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	312,750

TOTAL BUILDING MATERIALS			1,935,717

Cable/Satellite TV - 5.6%
Altice SA:
7.625% 2/15/25 (b)		400,000	427,000
7.75% 5/15/22 (b)		235,000	249,718
Altice U.S. Finance SA 7.75% 7/15/25 (b)		400,000	446,000
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	57,613
Cablevision SA 6.5% 6/15/21 (b)		200,000	213,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/27 (b)		545,000	555,900
5.5% 5/1/26 (b)		110,000	115,432
5.75% 1/15/24		615,000	647,288
5.75% 2/15/26 (b)		65,000	69,042
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		255,000	260,738
CSC Holdings, Inc. 5.5% 4/15/27 (b)		345,000	356,644
DISH DBS Corp. 5% 3/15/23		470,000	471,175
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	211,850
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	118,810
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	112,062
5.5% 9/15/22 (Reg. S)	EUR	324,000	368,002
5.5% 1/15/23 (b)		200,000	208,250
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	113,696
VTR Finance BV 6.875% 1/15/24 (b)		400,000	425,000
Ziggo Bond Finance BV 6% 1/15/27 (b)		160,000	163,200
Ziggo Secured Finance BV 3.75% 1/15/25 (Reg. S)	EUR	100,000	113,442

TOTAL CABLE/SATELLITE TV			5,703,862

Chemicals - 1.1%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		175,000	182,875
Momentive Performance Materials, Inc. 3.88% 10/24/21		200,000	198,750
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		140,000	0
OCP SA 5.625% 4/25/24 (b)		200,000	213,300
Platform Specialty Products Corp. 6.5% 2/1/22 (b)		200,000	205,000
Tronox Finance LLC 6.375% 8/15/20		75,000	76,219
Yingde Gases Investment Ltd. 7.25% 2/28/20 (Reg. S)		200,000	198,766

TOTAL CHEMICALS			1,074,910

Containers - 2.3%
ARD Finance SA 7.125% 9/15/23 pay-in-kind (b)		200,000	207,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
2.75% 3/15/24 (Reg. S)	EUR	100,000	108,113
6% 2/15/25 (b)		200,000	206,750
6.75% 5/15/24 (Reg. S)	EUR	100,000	119,671
7.25% 5/15/24 (b)		200,000	217,750
Ball Corp. 4.375% 12/15/23	EUR	200,000	243,437
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		155,000	160,968
Crown European Holdings SA 3.375% 5/15/25	EUR	300,000	335,777
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	195,241
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		285,000	293,550
Silgan Holdings, Inc.:
3.25% 3/15/25 (b)	EUR	100,000	110,019
3.25% 3/15/25 (Reg. S)	EUR	100,000	110,019

TOTAL CONTAINERS			2,308,795

Diversified Financial Services - 4.4%
Arrow Global Finance PLC 2.875% 4/1/25 (Reg. S) (c)	EUR	100,000	108,630
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)		45,000	47,025
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	110,214
Cabot Financial SA (Luxembourg) 5.875% 11/15/21 (Reg. S) (c)	EUR	150,000	170,261
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		95,000	97,969
Comcel Trust 6.875% 2/6/24 (b)		200,000	211,956
Eagle Holding Co. II LLC 7.625% 5/15/22 pay-in-kind (b)(c)(e)		30,000	30,563
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	200,000	234,526
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)		40,000	42,672
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		305,000	313,769
6.25% 2/1/22 (b)		30,000	31,200
6.75% 2/1/24 (b)		55,000	57,406
International Lease Finance Corp. 5.875% 8/15/22		175,000	196,712
International Personal Finance PLC 5.75% 4/7/21 (Reg S.)	EUR	100,000	91,044
Lock A/S 7% 8/15/21 (Reg. S)	EUR	100,000	114,354
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	53,875
Navient Corp.:
5% 10/26/20		54,000	55,013
6.5% 6/15/22		65,000	67,194
7.25% 9/25/23		55,000	57,475
Park Aerospace Holdings Ltd.:
5.25% 8/15/22 (b)		55,000	58,094
5.5% 2/15/24 (b)		55,000	58,163
Pontis IV Ltd. 5.125% 3/31/27 (b)		200,000	198,500
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		425,000	464,313
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (b)		60,000	59,850
Schumann SpA 7% 7/31/23 (Reg. S)	EUR	100,000	111,916
SLM Corp.:
5.5% 1/25/23		475,000	469,941
6.125% 3/25/24		205,000	202,950
8% 3/25/20		190,000	208,525
Tervita Escrow Corp. 7.625% 12/1/21 (b)		35,000	35,963
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	234,000	275,925
Zhongrong International Bond 2015 Ltd. 6% 6/15/18 (Reg. S)		200,000	202,616

TOTAL DIVERSIFIED FINANCIAL SERVICES			4,438,614

Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		15,000	15,394
MDC Partners, Inc. 6.5% 5/1/24 (b)		205,000	199,875

TOTAL DIVERSIFIED MEDIA			215,269

Energy - 10.9%
Afren PLC 10.25% 4/8/19 (b)(d)		285,920	57
Antero Resources Corp.:
5.125% 12/1/22		215,000	218,225
5.625% 6/1/23 (Reg. S)		80,000	82,300
Areva SA 4.875% 9/23/24	EUR	200,000	226,990
Borets Finance DAC 6.5% 4/7/22 (b)		200,000	207,000
Calfrac Holdings LP 7.5% 12/1/20 (b)		155,000	142,213
Callon Petroleum Co. 6.125% 10/1/24 (b)		25,000	26,188
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		20,000	20,150
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25 (b)		80,000	85,200
Chesapeake Energy Corp.:
4.4084% 4/15/19 (c)		70,000	69,650
4.875% 4/15/22		180,000	165,150
5.75% 3/15/23		65,000	60,450
8% 12/15/22 (b)		365,000	384,619
8% 1/15/25 (b)		305,000	301,569
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	166,238
Concho Resources, Inc.:
5.5% 10/1/22		55,000	57,079
5.5% 4/1/23		25,000	25,922
Covey Park Energy LLC 7.5% 5/15/25 (b)		50,000	50,813
EDC Finance Ltd. 4.875% 4/17/20 (b)		200,000	205,240
Ensco PLC:
4.5% 10/1/24		70,000	57,750
5.2% 3/15/25		5,000	4,238
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)		35,000	36,619
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21		15,000	15,038
6% 10/1/22		300,000	299,250
FTS International, Inc. 6.25% 5/1/22		160,000	138,400
Gaz Capital SA:
3.389% 3/20/20 (Reg. S)	EUR	100,000	114,966
3.6% 2/26/21 (Reg. S)	EUR	300,000	348,744
Gibson Energy, Inc. 6.75% 7/15/21 (b)		123,000	128,228
Gulfmark Offshore, Inc. 6.375% 3/15/22 (d)		330,000	172,425
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		320,000	300,000
5.75% 10/1/25 (b)		200,000	194,000
Hornbeck Offshore Services, Inc.:
5% 3/1/21		5,000	3,075
5.875% 4/1/20		80,000	51,600
HPCL-Mittal Energy Ltd. 5.25% 4/28/27		200,000	203,066
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (Reg. S)		200,000	198,638
Indo Energy Finance II BV 6.375% 1/24/23		200,000	191,013
Jupiter Resources, Inc. 8.5% 10/1/22 (b)		40,000	32,600
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		200,000	205,000
Murphy Oil Corp. 6.875% 8/15/24		20,000	21,300
Neerg Energy Ltd. 6% 2/13/22 (Reg. S)		200,000	201,975
Noble Holding International Ltd.:
4.625% 3/1/21		8,000	7,360
6.05% 3/1/41		5,000	3,500
6.2% 8/1/40		30,000	21,150
7.75% 1/15/24		145,000	132,313
NuStar Logistics LP 5.625% 4/28/27		30,000	30,938
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	45,563
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		380,000	193,800
Pacific Exploration and Production Corp. 10% 11/2/21 pay-in-kind (c)		88,000	98,780
Pan American Energy LLC 7.875% 5/7/21 (b)		400,000	437,080
Parsley Energy LLC/Parsley 6.25% 6/1/24 (b)		10,000	10,575
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23		130,000	131,950
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		20,000	20,400
6.375% 3/31/25 (b)		25,000	25,375
Pride International, Inc. 7.875% 8/15/40		95,000	86,925
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	206,944
Range Resources Corp. 4.875% 5/15/25		60,000	57,600
Rice Energy, Inc.:
6.25% 5/1/22		40,000	41,825
7.25% 5/1/23		40,000	43,200
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	124,688
Sabine Pass Liquefaction LLC 5.625% 3/1/25		15,000	16,398
SM Energy Co.:
5% 1/15/24		65,000	61,263
5.625% 6/1/25		110,000	105,050
6.125% 11/15/22		150,000	152,625
6.5% 11/15/21		30,000	30,675
6.5% 1/1/23		15,000	15,225
6.75% 9/15/26		25,000	25,188
Summit Midstream Holdings LLC 5.75% 4/15/25		45,000	45,563
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		110,000	116,186
6.375% 4/1/23		60,000	63,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (b)		35,000	36,138
5.375% 2/1/27 (b)		35,000	36,575
6.375% 8/1/22		60,000	61,830
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	86,700
TerraForm Power Operating LLC:
6.375% 2/1/23 (b)(c)		445,000	460,019
6.625% 6/15/25 (b)(c)		210,000	222,075
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21		20,000	20,875
6.375% 5/1/24		45,000	49,163
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		431,097	464,537
Trinidad Drilling Ltd. 6.625% 2/15/25 (b)		25,000	25,188
Ultra Resources, Inc.:
6.875% 4/15/22 (b)		55,000	55,619
7.125% 4/15/25 (b)		40,000	39,625
Ultrapar Participacoes SA 5.25% 10/6/26 (b)		200,000	200,940
Weatherford International Ltd. 9.875% 2/15/24 (b)		115,000	133,975
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		40,000	43,200
Western Refining, Inc. 6.25% 4/1/21		105,000	108,413
WPX Energy, Inc.:
5.25% 9/15/24		65,000	63,375
6% 1/15/22		95,000	96,425
7.5% 8/1/20		65,000	68,900
8.25% 8/1/23		100,000	111,500
YPF SA:
8.5% 3/23/21 (b)		100,000	113,125
8.5% 7/28/25 (b)		400,000	452,500
Zhaikmunai International BV 7.125% 11/13/19 (b)		400,000	391,693

TOTAL ENERGY			11,107,407

Entertainment/Film - 0.9%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27 (b)		45,000	45,956
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	171,275
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		763,281	656,422

TOTAL ENTERTAINMENT/FILM			873,653

Environmental - 0.4%
Covanta Holding Corp.:
5.875% 3/1/24		110,000	110,550
5.875% 7/1/25		15,000	15,000
6.375% 10/1/22		95,000	97,731
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		205,000	213,200

TOTAL ENVIRONMENTAL			436,481

Food & Drug Retail - 1.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)		175,000	170,188
6.625% 6/15/24 (b)		100,000	102,250
Albertsons, Inc.:
6.625% 6/1/28		75,000	67,125
7.45% 8/1/29		5,000	4,713
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)		90,000	78,750
9.375% 9/15/18 pay-in-kind (b)(c)		85,000	43,350
Casino Guichard Perrachon SA 5.976% 5/26/21 (c)	EUR	100,000	128,178
Cumberland Farms, Inc. 6.75% 5/1/25 (b)		25,000	25,941
Darling Global Finance BV 4.75% 5/30/22 (Reg. S)	EUR	100,000	114,880
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (b)		200,000	203,500
Rite Aid Corp.:
6.875% 12/15/28 (b)(c)		505,000	525,200
7.7% 2/15/27		111,000	119,880
Tesco PLC 5.125% 4/10/47	EUR	100,000	110,021
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		165,000	144,375

TOTAL FOOD & DRUG RETAIL			1,838,351

Food/Beverage/Tobacco - 2.2%
Central American Bottling Corp. 5.75% 1/31/27 (b)		100,000	106,010
ESAL GmbH 6.25% 2/5/23 (b)		155,000	157,131
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	320,250
JBS Investments GmbH 7.25% 4/3/24 (b)		140,000	146,475
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		135,000	139,388
5.875% 7/15/24 (b)		10,000	10,425
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	46,463
4.875% 11/1/26 (b)		45,000	46,406
MHP SA 8.25% 4/2/20 (b)		200,000	208,000
Minerva Luxembourg SA:
6.5% 9/20/26 (b)		400,000	396,996
7.75% 1/31/23 (Reg. S)		200,000	210,250
Post Holdings, Inc.:
5.5% 3/1/25 (b)		75,000	78,375
5.75% 3/1/27 (b)		60,000	62,325
7.75% 3/15/24 (b)		65,000	72,231
8% 7/15/25 (b)		35,000	39,813
U.S. Foods, Inc. 5.875% 6/15/24 (b)		70,000	73,150
Vector Group Ltd. 6.125% 2/1/25 (b)		150,000	155,250

TOTAL FOOD/BEVERAGE/TOBACCO			2,268,938

Gaming - 2.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		405,000	435,881
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	237,990
Codere Finance (Luxembourg) SA 6.75% 11/1/21 (Reg. S)	EUR	100,000	110,564
Eagle II Acquisition Co. LLC 6% 4/1/25 (b)		15,000	15,506
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	31,650
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		130,000	138,775
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)		15,000	15,675
MCE Finance Ltd. 5% 2/15/21 (Reg. S)		200,000	204,380
MGM Mirage, Inc. 8.625% 2/1/19		115,000	127,075
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21 (c)		305,000	330,544
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		15,000	15,113
Scientific Games Corp.:
7% 1/1/22 (b)		45,000	48,178
10% 12/1/22		270,000	292,950
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	209,250
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)(e)		45,000	45,056

TOTAL GAMING			2,258,587

Healthcare - 4.9%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		75,000	71,250
Community Health Systems, Inc.:
6.25% 3/31/23		80,000	81,400
6.875% 2/1/22		280,000	231,700
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	41,100
DaVita HealthCare Partners, Inc. 5% 5/1/25		95,000	95,713
FMC Finance VII SA 5.25% 2/15/21	EUR	250,000	317,030
HCA Holdings, Inc.:
5.875% 3/15/22		274,000	303,798
5.875% 2/15/26		85,000	90,313
7.5% 2/15/22		180,000	207,072
HealthSouth Corp.:
5.75% 11/1/24		150,000	152,813
5.75% 9/15/25		15,000	15,169
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	200,000	218,716
5% 10/15/26 (b)		200,000	204,000
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	157,325
5.5% 2/1/21		120,000	124,500
Tenet Healthcare Corp.:
6.75% 6/15/23		470,000	448,850
7.5% 1/1/22 (b)		40,000	42,800
8.125% 4/1/22		755,000	766,325
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		280,000	240,100
5.5% 3/1/23 (b)		115,000	84,238
5.875% 5/15/23 (b)		415,000	306,581
6.125% 4/15/25 (b)		205,000	151,341
6.5% 3/15/22 (b)		80,000	81,900
6.75% 8/15/21 (b)		30,000	24,825
7% 3/15/24 (b)		160,000	163,200
7.25% 7/15/22 (b)		25,000	20,156
7.5% 7/15/21 (b)		273,000	225,908
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	91,600
Wellcare Health Plans, Inc. 5.25% 4/1/25		50,000	52,000

TOTAL HEALTHCARE			5,011,723

Homebuilders/Real Estate - 3.2%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		405,000	409,050
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	5,213
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		15,000	15,638
6.5% 12/15/20 (b)		115,000	119,313
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	212,000
Country Garden Holdings Co. Ltd. 7.5% 3/9/20 (Reg. S)		200,000	213,240
Evergrande Real Estate Group Ltd. 7% 3/23/20 (Reg. S)		200,000	203,393
Fantasia Holdings Group Co. Ltd. 7.375% 10/4/21 (Reg. S)		200,000	204,113
Howard Hughes Corp. 5.375% 3/15/25 (b)		70,000	70,700
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	168,000
Jingrui Holdings Ltd. 7.75% 4/12/20		200,000	197,767
Lodha Developers International Ltd. 12% 3/13/20 (Reg. S)		200,000	206,960
Marquee Land Pte. Ltd. 9.75% 8/5/19 (Reg. S)		200,000	212,220
Mattamy Group Corp. 6.875% 12/15/23 (b)		25,000	25,938
Oceanwide Holdings International 2015 Co., Ltd. 9.625% 8/11/20 (Reg. S)		200,000	218,491
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)		20,000	8,975
5.25% 6/27/29 (b)		85,000	37,134
7.125% 6/26/42 (b)		80,000	36,000
Ryland Group, Inc. 5.375% 10/1/22		55,000	58,713
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,300
6.125% 4/1/25 (b)		30,000	30,300
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	87,300
William Lyon Homes, Inc. 5.875% 1/31/25 (b)		40,000	41,000
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		265,000	278,417
Xinyuan Real Estate Co. Ltd. 8.125% 8/30/19 (Reg. S)		200,000	202,502

TOTAL HOMEBUILDERS/REAL ESTATE			3,292,677

Hotels - 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25 (b)		70,000	71,925
4.875% 4/1/27 (b)		40,000	41,000

TOTAL HOTELS			112,925

Insurance - 0.6%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		100,000	106,763
Assicurazioni Generali SpA 10.125% 7/10/42 (c)	EUR	100,000	145,572
Groupama SA 6% 1/23/27	EUR	100,000	117,671
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	146,671
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		75,000	76,313

TOTAL INSURANCE			592,990

Leisure - 0.3%
Cedar Fair LP/Magnum Management Corp. 5.375% 4/15/27 (b)		35,000	36,178
Silversea Cruises 7.25% 2/1/25 (b)		25,000	26,500
Studio City Co. Ltd. 7.25% 11/30/21		200,000	214,400

TOTAL LEISURE			277,078

Metals/Mining - 2.9%
Anglo American Capital PLC:
1.75% 4/3/18 (Reg. S)	EUR	100,000	110,477
2.875% 11/20/20	EUR	100,000	116,207
ArcelorMittal SA:
3% 3/25/19 (Reg. S)	EUR	100,000	114,104
3.125% 1/14/22 (Reg. S)	EUR	100,000	114,434
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		25,000	26,500
Compania Minera Ares SAC 7.75% 1/23/21 (b)		200,000	214,250
First Quantum Minerals Ltd.:
7% 2/15/21 (b)		85,000	87,975
7.25% 5/15/22 (b)		220,000	226,600
7.25% 4/1/23 (b)		200,000	203,625
7.5% 4/1/25 (b)		200,000	204,000
Freeport-McMoRan, Inc.:
6.5% 11/15/20 (b)		15,000	15,413
6.625% 5/1/21 (b)		15,000	15,375
6.75% 2/1/22 (b)		50,000	52,188
6.875% 2/15/23 (b)		215,000	226,288
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		200,000	203,600
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		40,000	45,150
Murray Energy Corp. 11.25% 4/15/21 (b)		150,000	112,500
Novelis Corp. 5.875% 9/30/26 (b)		70,000	71,925
Polyus Gold International Ltd. 5.25% 2/7/23 (b)		200,000	204,000
Southern Copper Corp. 7.5% 7/27/35		150,000	183,518
Vedanta Resources PLC 6.375% 7/30/22 (b)		200,000	202,700
VM Holding SA 5.375% 5/4/27 (b)		200,000	199,100
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)		155,000	0

TOTAL METALS/MINING			2,949,929

Paper - 0.3%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)		30,000	30,900
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	235,430

TOTAL PAPER			266,330

Publishing/Printing - 0.8%
Cenveo Corp. 6% 8/1/19 (b)		145,000	118,175
Harland Clarke Holdings Corp. 8.375% 8/15/22 (b)		45,000	46,350
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		250,000	243,438
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		410,000	413,075

TOTAL PUBLISHING/PRINTING			821,038

Railroad - 0.2%
RZD Capital Ltd. 3.3744% 5/20/21 (Reg. S)	EUR	200,000	231,558
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22 (b)		70,000	72,121
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (b)		195,000	201,338
5.25% 6/1/26 (b)		100,000	102,500
Landry's Acquisition Co. 6.75% 10/15/24 (b)		55,000	57,613

TOTAL RESTAURANTS			433,572

Services - 3.7%
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)		35,000	29,663
APX Group, Inc.:
7.875% 12/1/22		370,000	403,300
7.875% 12/1/22 (b)		145,000	158,050
8.75% 12/1/20		1,000,000	1,036,250
Ephios Holdco II PLC 8.25% 7/1/23 (Reg. S)	EUR	100,000	121,441
FTI Consulting, Inc. 6% 11/15/22		175,000	182,875
Garda World Security Corp.:
7.25% 11/15/21 (b)		200,000	202,300
7.25% 11/15/21 (b)		100,000	101,115
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		41,000	44,588
7.75% 6/1/24 (b)		40,000	43,650
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	182,600
Laureate Education, Inc.:
8.25% 5/1/25 (b)		180,000	184,950
10% 9/1/19 (b)(c)		920,000	966,000
TMS International Corp. 7.625% 10/15/21 (b)		55,000	55,413
United Rentals North America, Inc. 5.5% 5/15/27		45,000	46,294

TOTAL SERVICES			3,758,489

Steel - 0.7%
EVRAZ Group SA 5.375% 3/20/23 (b)		200,000	201,240
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		200,000	207,500
Metinvest BV 9.3725% 12/31/21 pay-in-kind (c)		79,824	75,796
Thyssenkrupp AG 3.125% 10/25/19 (Reg. S)	EUR	180,000	206,516

TOTAL STEEL			691,052

Super Retail - 0.3%
InRetail Shopping Malls 6.5% 7/9/21 (b)		200,000	211,140
Netflix, Inc. 4.375% 11/15/26 (b)		110,000	108,350

TOTAL SUPER RETAIL			319,490

Technology - 3.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		360,000	398,700
Booz Allen Hamilton, Inc. 5.125% 5/1/25 (b)		40,000	40,700
Brocade Communications Systems, Inc. 4.625% 1/15/23		140,000	143,150
CDW LLC/CDW Finance Corp. 5% 9/1/25		35,000	35,875
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		65,000	68,900
7.125% 6/15/24 (b)		65,000	71,847
Gartner, Inc. 5.125% 4/1/25 (b)		40,000	41,400
Greeneden U.S. Holdings II LLC 10% 11/30/24 (b)		90,000	99,686
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		80,000	84,700
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	198,767
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)		25,000	26,125
Lucent Technologies, Inc. 6.45% 3/15/29		425,000	478,125
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	61,860
5.5% 2/1/25		85,000	88,825
NXP BV/NXP Funding LLC 4.625% 6/1/23 (b)		200,000	215,250
Parametric Technology Corp. 6% 5/15/24		20,000	21,400
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	87,975
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	121,200
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		320,000	365,200
Tempo Acquisition LLC 6.75% 6/1/25 (b)(e)		55,000	56,513
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		200,000	213,000
Western Digital Corp. 10.5% 4/1/24		110,000	129,525
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19		169,000	175,760

TOTAL TECHNOLOGY			3,224,483

Telecommunications - 10.0%
Altice Finco SA:
7.625% 2/15/25 (b)		400,000	410,000
8.125% 1/15/24 (b)		200,000	216,000
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	208,820
8.625% 5/6/19 (Reg. S)		200,000	208,820
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	187,031
Cellnex Telecom Sau 2.375% 1/16/24 (Reg. S)	EUR	200,000	221,377
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (b)		15,000	15,413
5.375% 3/15/27 (b)		15,000	15,450
Digicel Group Ltd. 6% 4/15/21 (Reg. S)		200,000	190,000
Equinix, Inc. 5.375% 5/15/27		50,000	52,240
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		245,000	251,431
GCI, Inc. 6.875% 4/15/25		85,000	91,375
Globo Comunicacao e Participacoes SA 4.875% 4/11/22 (Reg. S)		250,000	259,063
GTH Finance BV:
6.25% 4/26/20 (b)		200,000	212,500
7.25% 4/26/23 (b)		200,000	219,020
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	140,869
8% 2/15/24 (b)		260,000	279,500
Intelsat Luxembourg SA 8.125% 6/1/23		150,000	85,500
Millicom International Cellular SA 6.625% 10/15/21 (b)		200,000	209,750
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	363,598
Neptune Finco Corp.:
10.125% 1/15/23 (b)		350,000	406,000
10.875% 10/15/25 (b)		200,000	240,250
Sable International Finance Ltd. 6.875% 8/1/22 (b)		600,000	643,680
SFR Group SA 7.375% 5/1/26 (b)		55,000	57,819
Sprint Capital Corp.:
6.875% 11/15/28		205,000	221,913
6.9% 5/1/19		615,000	657,281
8.75% 3/15/32		395,000	486,095
Sprint Communications, Inc. 6% 11/15/22		40,000	41,675
Sprint Corp.:
7.125% 6/15/24		420,000	458,065
7.25% 9/15/21		10,000	10,938
7.875% 9/15/23		540,000	606,150
T-Mobile U.S.A., Inc.:
6% 4/15/24		120,000	130,020
6.5% 1/15/26		120,000	133,050
6.625% 4/1/23		325,000	347,344
6.836% 4/28/23		285,000	305,663
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		200,000	205,478
Telecom Italia SpA:
3.625% 5/25/26 (Reg. S)	EUR	100,000	116,337
4.875% 9/25/20 (Reg. S)	EUR	100,000	124,223
5.25% 3/17/55	EUR	100,000	110,450
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	208,644
UPCB Finance IV Ltd. 4% 1/15/27 (Reg. S)	EUR	300,000	337,983
Wind Acquisition Finance SA 4% 7/15/20 (Reg. S)	EUR	350,000	386,783
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)		135,000	143,269

TOTAL TELECOMMUNICATIONS			10,216,867

Textiles/Apparel - 0.4%
Novalis Sas 3% 4/30/22 (Reg. S)	EUR	200,000	225,115
Prime Bloom Holdings Ltd. 7.5% 12/19/19 (Reg. S)		200,000	205,485

TOTAL TEXTILES/APPAREL			430,600

Transportation Ex Air/Rail - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		155,000	138,144
Teekay Corp. 8.5% 1/15/20		90,000	89,100
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		8,000	8,459

TOTAL TRANSPORTATION EX AIR/RAIL			235,703

Utilities - 4.7%
Dynegy, Inc.:
7.375% 11/1/22		105,000	100,538
7.625% 11/1/24		130,000	118,950
8% 1/15/25 (b)		40,000	36,700
Enel SpA 5% 1/15/75 (c)	EUR	300,000	352,933
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)		31,737	38,719
12.25% 3/1/22 (b)(c)(d)		650,609	831,154
Global Partners LP/GLP Finance Corp. 7% 6/15/23		35,000	34,650
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	196,991
InterGen NV 7% 6/30/23 (b)		610,000	568,825
Listrindo Capital BV 4.95% 9/14/26 (b)		200,000	197,000
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		200,000	256,500
NRG Energy, Inc. 6.625% 3/15/23		310,000	314,650
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		321,887	346,028
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,788
Petrobras Global Finance BV 4.75% 1/14/25	EUR	400,000	455,386
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		500,000	513,675
PPL Energy Supply LLC 6.5% 6/1/25		65,000	51,675
RJS Power Holdings LLC 4.625% 7/15/19 (b)(c)		73,000	71,905
TXU Corp.:
5.55% 11/15/14 (d)		1,361,000	149,710
6.5% 11/15/24 (d)		475,000	52,250
6.55% 11/15/34 (d)		1,000,000	110,000

TOTAL UTILITIES			4,829,027

TOTAL NONCONVERTIBLE BONDS
(Cost $82,029,348)			82,625,745
		Shares	Value

Common Stocks - 1.5%
Automotive & Auto Parts - 0.2%
Chassix Holdings, Inc. (f)		3,510	109,547
General Motors Co.		3,168	109,740

TOTAL AUTOMOTIVE & AUTO PARTS			219,287

Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,500	211,900
Energy - 0.2%
Contura Energy, Inc.		23	1,576
Contura Energy, Inc. warrants 7/26/23 (f)		38	1,041
Extraction Oil & Gas, Inc.		1,041	16,292
LINN Energy, Inc. (f)		491	13,763
Ovation Acquisition I LLC (f)(g)		60,306	1
Pacific Exploration and Production Corp.		4,954	148,796
Southwestern Energy Co. (f)		919	6,902
The Williams Companies, Inc.		1,900	58,197

TOTAL ENERGY			246,568

Food/Beverage/Tobacco - 0.2%
U.S. Foods Holding Corp.		6,800	191,760
Healthcare - 0.3%
HCA Holdings, Inc. (f)		2,600	218,946
Legend Acquisition, Inc. (f)		2,128	36,176
Legend Acquisition, Inc.:
Class A warrants (f)		2,195	0
Class B warrants (f)		2,894	0

TOTAL HEALTHCARE			255,122

Homebuilders/Real Estate - 0.0%
Keane Group, Inc. (h)		1,100	15,202
Hotels - 0.1%
Extended Stay America, Inc. unit		7,700	134,288
Metals/Mining - 0.0%
Alpha Natural Resources Holdings, Inc. (f)		330	1,650
ANR, Inc. (f)		330	6,600
Warrior Met Coal, Inc. Class A(f)		1,129	18,371

TOTAL METALS/MINING			26,621

Services - 0.2%
United Rentals, Inc. (f)		1,300	142,558
WP Rocket Holdings, Inc. (f)(g)		356,213	21,373

TOTAL SERVICES			163,931

Telecommunications - 0.1%
Broadview Networks Holdings, Inc. (f)		12,187	74,097
TOTAL COMMON STOCKS
(Cost $2,657,725)			1,538,776

Convertible Preferred Stocks - 0.6%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25% (f)		5,200	95,712
Healthcare - 0.4%
Allergan PLC 5.50%		300	259,125
Teva Pharmaceutical Industries Ltd. 7%		250	142,225

TOTAL HEALTHCARE			401,350

Utilities - 0.1%
Dynegy, Inc. 7.00%		1,600	81,504
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $798,774)			578,566
		Principal Amount(a)	Value

Bank Loan Obligations - 2.9%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		39,895	39,895
Diversified Financial Services - 0.1%
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 4.0406% 3/30/24 (c)		125,000	124,406
Energy - 0.8%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 4/20/23 (i)		225,000	223,875
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (c)		60,000	65,925
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5534% 8/23/21 (c)		85,000	91,774
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.9324% 5/16/21 (c)		255,000	244,800
Citgo Holding, Inc. Tranche B, term loan 9.6468% 5/12/18 (c)		34,275	34,671
FTS International, Inc. Tranche B, term loan 5.75% 4/16/21 (c)		15,000	13,013
Pacific Drilling SA Tranche B, term loan 4.625% 6/3/18 (c)		48,125	22,138
Seadrill Operating LP Tranche B, term loan 4.1468% 2/21/21 (c)		99,588	66,973

TOTAL ENERGY			763,169

Gaming - 0.0%
Caesars Growth Properties Holdings, LLC term loan 3.75% 5/8/21		5,000	5,025
Healthcare - 0.1%
U.S. Renal Care, Inc. Tranche 2LN, term loan 9.1468% 12/31/23 (c)		110,000	99,825
Homebuilders/Real Estate - 0.1%
Capital Automotive LP Trahche B 1LN, term loan 4% 3/24/24 (c)		40,000	40,300
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.4218% 11/4/22 (c)		4,681	4,657

TOTAL HOMEBUILDERS/REAL ESTATE			44,957

Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.3873% 8/14/22 (c)		5,000	5,012
AmWINS Group, Inc. Tranche B 1LN, term loan 3.75% 1/25/24 (c)		24,938	24,913
USI, Inc. term loan 4/5/24 (i)		15,000	14,934

TOTAL INSURANCE			44,859

Leisure - 0.0%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 8% 9/8/24 (c)		5,000	5,063
Tranche B 1LN, term loan 4.25% 3/8/24 (c)		10,000	10,071

TOTAL LEISURE			15,134

Metals/Mining - 0.0%
Murray Energy Corp. Tranche B 2LN, term loan 8.3968% 4/16/20 (c)		39,664	37,824
Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 6.6468% 3/14/22 (c)		10,000	10,109
Publishing/Printing - 0.1%
Harland Clarke Holdings Corp. Tranche B 6LN, term loan 6.6468% 2/9/22 (c)		85,000	85,106
Restaurants - 0.3%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (c)		299,376	299,451
Services - 0.5%
Ancestry.Com Operations, Inc. Tranche 2LN, term loan 9.27% 10/19/24 (c)		60,000	61,350
KUEHG Corp. Tranche B 1LN, term loan 4.9165% 8/13/22 (c)		292,010	293,166
Laureate Education, Inc. Tranche B 1LN, term loan 4/26/24(i)		105,000	104,782

TOTAL SERVICES			459,298

Technology - 0.7%
Change Healthcare Holdings LLC Tranche B, term loan 3.75% 3/1/24 (c)		175,000	175,460
Compuware Corp. term loan 9.25% 12/15/22 (c)		148,593	148,964
First Data Corp. Tranche B 1LN, term loan 3.4911% 4/26/24 (c)		40,000	40,000
Kronos, Inc. term loan 9.284% 11/1/24 (c)		115,000	119,658
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.8968% 4/9/21 (c)		106,700	107,167
Tranche 2LN, term loan 8.1468% 4/9/22 (c)		95,000	94,446

TOTAL TECHNOLOGY			685,695

Telecommunications - 0.2%
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.8873% 6/30/19 (c)		245,000	241,575
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,851,473)			2,956,328

Preferred Securities - 7.4%
Automotive & Auto Parts - 0.2%
Baoxin Auto Finance I Ltd. 8.75% (Reg. S)(c)(j)		200,000	216,590
Banks & Thrifts - 4.4%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(j)		200,000	215,910
Bank of East Asia Ltd. 5.5% (Reg. S) (c)(j)		200,000	206,046
Barclays Bank PLC 7.625% 11/21/22		420,000	474,146
Barclays PLC 8% (c)(j)	EUR	200,000	242,689
Chong Hing Bank Ltd. 6.5% (c)(j)		200,000	209,175
Citigroup, Inc. 5.35% (c)(j)		550,000	569,762
Credit Agricole SA:
6.5%(Reg. S) (c)(j)	EUR	200,000	234,623
6.625% (b)(c)(j)		315,000	323,843
7.875% (b)(c)(j)		200,000	215,633
8.125% (b)(c)(j)		200,000	222,446
Intesa Sanpaolo SpA 8.047% (c)(j)	EUR	350,000	433,471
Royal Bank of Scotland Group PLC:
8% (c)(j)		450,000	470,005
8.625% (c)(j)		200,000	217,400
Standard Chartered PLC 7.5% (b)(c)(j)		200,000	214,539
Woori Bank 4.5% (Reg. S) (c)(j)		200,000	196,879

TOTAL BANKS & THRIFTS			4,446,567

Cable/Satellite TV - 0.1%
SES SA 4.625% (Reg. S) (c)(j)	EUR	100,000	117,906
Chemicals - 0.1%
Solvay SA 5.869% (c)(j)	EUR	100,000	130,524
Consumer Products - 0.5%
Cosan Overseas Ltd. 8.25% (j)		500,000	512,099
Diversified Financial Services - 0.2%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(j)	EUR	150,000	173,848
Magnesita Finance Ltd. 8.625% (b)(j)		10,000	9,962

TOTAL DIVERSIFIED FINANCIAL SERVICES			183,810

Energy - 0.2%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(j)	EUR	200,000	233,324
Healthcare - 0.2%
Fullerton Healthcare Corp. Ltd. 7% (Reg. S) (c)(j)		200,000	201,706
Homebuilders/Real Estate - 0.5%
Grand City Properties SA 3.75% (c)(j)	EUR	200,000	226,770
Moon Wise Global Ltd. 9% (Reg. S) (c)(j)		200,000	220,315
Odebrecht Finance Ltd. 7.5% (b)(j)		15,000	6,972

TOTAL HOMEBUILDERS/REAL ESTATE			454,057

Metals/Mining - 0.2%
Yancoal International Resources Development Co. Ltd. 5.75% (Reg. S) (c)(j)		200,000	204,476
Telecommunications - 0.8%
Koninklijke KPN NV 6.125% (Reg. S) (c)(j)	EUR	200,000	241,172
Telefonica Europe BV:
5% (Reg. S) (c)(j)	EUR	300,000	353,504
6.5% (Reg. S) (c)(j)	EUR	200,000	242,468

TOTAL TELECOMMUNICATIONS			837,144

TOTAL PREFERRED SECURITIES
(Cost $7,421,304)			7,538,203
		Shares	Value

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.85% (k)		5,928,144	5,929,330
Fidelity Securities Lending Cash Central Fund 0.86% (k)(l)		11,799	11,800
TOTAL MONEY MARKET FUNDS
(Cost $5,940,627)			5,941,130
TOTAL INVESTMENT PORTFOLIO - 99.3%
(Cost $101,699,251)			101,178,748
NET OTHER ASSETS (LIABILITIES) - 0.7%			732,917
NET ASSETS - 100%			$101,911,665

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,353,870 or 41.6% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,374 or 0.0% of net assets.

 (h) Security or a portion of the security is on loan at period end.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ovation Acquisition I LLC	12/23/15	$603
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$184,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,049
Fidelity Securities Lending Cash Central Fund	30
Total	$26,079

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$545,335	$435,788	$--	$109,547
Consumer Staples	1	--	--	1
Energy	368,900	254,817	114,083	--
Health Care	656,472	218,946	401,350	36,176
Industrials	179,133	157,760	--	21,373
Materials	211,900	211,900	--	--
Telecommunication Services	74,097	74,097	--	--
Utilities	81,504	81,504	--	--
Corporate Bonds	82,625,745	199,100	82,426,588	57
Bank Loan Obligations	2,956,328	--	2,916,433	39,895
Preferred Securities	7,538,203	--	7,538,203	--
Money Market Funds	5,941,130	5,941,130	--	--
Total Investments in Securities:	$101,178,748	$7,575,042	$93,396,657	$207,049

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	51.5%
Luxembourg	8.1%
Netherlands	6.4%
Cayman Islands	4.5%
Canada	3.5%
United Kingdom	3.5%
Ireland	2.4%
Argentina	2.3%
France	2.0%
British Virgin Islands	1.9%
Mexico	1.6%
Italy	1.3%
Germany	1.1%
Others (Individually Less Than 1%)	9.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $11,056) — See accompanying schedule: Unaffiliated issuers (cost $95,758,624)	$95,237,618
Fidelity Central Funds (cost $5,940,627)	5,941,130
Total Investments (cost $101,699,251)		$101,178,748
Cash		213,900
Receivable for investments sold
Regular delivery		395,313
Delayed delivery		134,820
Receivable for fund shares sold		96,919
Dividends receivable		18,580
Interest receivable		1,473,151
Distributions receivable from Fidelity Central Funds		3,716
Prepaid expenses		66
Receivable from investment adviser for expense reductions		52,105
Other receivables		4
Total assets		103,567,322
Liabilities
Payable for investments purchased
Regular delivery	$1,129,478
Delayed delivery	130,000
Payable for fund shares redeemed	176,676
Distributions payable	52,869
Accrued management fee	59,501
Distribution and service plan fees payable	5,166
Other affiliated payables	19,802
Other payables and accrued expenses	70,365
Collateral on securities loaned	11,800
Total liabilities		1,655,657
Net Assets		$101,911,665
Net Assets consist of:
Paid in capital		$104,668,043
Undistributed net investment income		104,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,343,039)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(517,560)
Net Assets		$101,911,665
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,102,216 ÷ 744,476 shares)		$9.54
Maximum offering price per share (100/96.00 of $9.54)		$9.94
Class M:
Net Asset Value and redemption price per share ($3,028,740 ÷ 317,499 shares)		$9.54
Maximum offering price per share (100/96.00 of $9.54)		$9.94
Class C:
Net Asset Value and offering price per share ($3,775,394 ÷ 395,726 shares)(a)		$9.54
Global High Income:
Net Asset Value, offering price and redemption price per share ($85,188,297 ÷ 8,928,972 shares)		$9.54
Class I:
Net Asset Value, offering price and redemption price per share ($2,817,018 ÷ 295,267 shares)		$9.54

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$509,154
Interest		5,757,022
Income from Fidelity Central Funds		26,079
Total income		6,292,255
Expenses
Management fee	$716,461
Transfer agent fees	210,731
Distribution and service plan fees	58,753
Accounting and security lending fees	41,908
Custodian fees and expenses	19,248
Independent trustees' fees and expenses	424
Registration fees	73,985
Audit	86,630
Legal	4,969
Miscellaneous	1,099
Total expenses before reductions	1,214,208
Expense reductions	(146,168)	1,068,040
Net investment income (loss)		5,224,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,290)
Fidelity Central Funds	(220)
Foreign currency transactions	6,177
Total net realized gain (loss)		(46,333)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,540,322
Assets and liabilities in foreign currencies	(4,479)
Total change in net unrealized appreciation (depreciation)		4,535,843
Net gain (loss)		4,489,510
Net increase (decrease) in net assets resulting from operations		$9,713,725

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,224,215	$6,251,820
Net realized gain (loss)	(46,333)	(3,365,369)
Change in net unrealized appreciation (depreciation)	4,535,843	(4,945,526)
Net increase (decrease) in net assets resulting from operations	9,713,725	(2,059,075)
Distributions to shareholders from net investment income	(4,739,795)	(6,161,519)
Share transactions - net increase (decrease)	(9,314,472)	(20,379,577)
Redemption fees	30,815	37,133
Total increase (decrease) in net assets	(4,309,727)	(28,563,038)
Net Assets
Beginning of period	106,221,392	134,784,430
End of period	$101,911,665	$106,221,392
Other Information
Undistributed net investment income end of period	$104,221	$–
Distributions in excess of net investment income end of period	$–	$(82,523)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class A

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.463	.462	.476	.506	.526
Net realized and unrealized gain (loss)	.422	(.541)	(.293)B	(.036)	.714
Total from investment operations	.885	(.079)	.183	.470	1.240
Distributions from net investment income	(.418)	(.454)	(.486)	(.483)	(.477)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.418)	(.454)	(.796)	(.722)	(.523)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	10.00%	(.65)%	1.97%B	4.86%	13.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.38%	1.28%	1.23%	1.24%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.23%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.23%	1.24%
Net investment income (loss)	4.98%	5.11%	4.82%	5.03%	5.25%
Supplemental Data
Net assets, end of period (000 omitted)	$7,102	$6,187	$7,036	$8,000	$6,419
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class M

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.464	.462	.474	.504	.523
Net realized and unrealized gain (loss)	.421	(.541)	(.291)B	(.036)	.712
Total from investment operations	.885	(.079)	.183	.468	1.235
Distributions from net investment income	(.418)	(.454)	(.486)	(.481)	(.472)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.418)	(.454)	(.796)	(.720)	(.518)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	10.00%	(.65)%	1.98%B	4.84%	13.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.50%	1.48%	1.40%	1.35%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.98%	5.11%	4.82%	5.01%	5.24%
Supplemental Data
Net assets, end of period (000 omitted)	$3,029	$1,436	$1,745	$1,595	$1,349
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class C

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.46	$9.74
Income from Investment Operations
Net investment income (loss)A	.394	.394	.401	.428	.448
Net realized and unrealized gain (loss)	.422	(.540)	(.292)B	(.035)	.712
Total from investment operations	.816	(.146)	.109	.393	1.160
Distributions from net investment income	(.349)	(.387)	(.412)	(.406)	(.397)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.349)	(.387)	(.722)	(.645)	(.443)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.46
Total ReturnC,D	9.19%	(1.39)%	1.22%B	4.05%	12.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.18%	2.20%	2.12%	2.05%	2.01%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.23%	4.36%	4.07%	4.26%	4.49%
Supplemental Data
Net assets, end of period (000 omitted)	$3,775	$3,437	$3,811	$3,720	$2,941
Portfolio turnover rateG	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.47	$9.74
Income from Investment Operations
Net investment income (loss)A	.486	.486	.508	.534	.555
Net realized and unrealized gain (loss)	.423	(.542)	(.301)B	(.046)	.724
Total from investment operations	.909	(.056)	.207	.488	1.279
Distributions from net investment income	(.442)	(.477)	(.510)	(.511)	(.506)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.442)	(.477)	(.820)	(.750)	(.552)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.47
Total ReturnC	10.28%	(.40)%	2.23%B	5.05%	13.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.14%	1.20%	1.05%	.95%	.96%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.95%	.96%
Expenses net of all reductions	1.00%	1.00%	1.00%	.95%	.96%
Net investment income (loss)	5.23%	5.35%	5.07%	5.30%	5.53%
Supplemental Data
Net assets, end of period (000 omitted)	$85,188	$93,256	$119,712	$344,206	$345,210
Portfolio turnover rateF	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class I

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$9.60	$10.21	$10.47	$9.74
Income from Investment Operations
Net investment income (loss)A	.486	.483	.501	.532	.549
Net realized and unrealized gain (loss)	.423	(.539)	(.293)B	(.046)	.728
Total from investment operations	.909	(.056)	.208	.486	1.277
Distributions from net investment income	(.442)	(.477)	(.511)	(.509)	(.504)
Distributions from net realized gain	–	–	(.310)	(.239)	(.046)
Total distributions	(.442)	(.477)	(.821)	(.748)	(.550)
Redemption fees added to paid in capitalA	.003	.003	.003	.002	.003
Net asset value, end of period	$9.54	$9.07	$9.60	$10.21	$10.47
Total ReturnC	10.28%	(.40)%	2.23%B	5.03%	13.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.10%	1.02%	.97%	.98%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.97%	.98%
Expenses net of all reductions	1.00%	1.00%	1.00%	.97%	.98%
Net investment income (loss)	5.23%	5.35%	5.07%	5.28%	5.51%
Supplemental Data
Net assets, end of period (000 omitted)	$2,817	$1,905	$2,481	$5,344	$6,049
Portfolio turnover rateF	48%	41%	44%	72%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,219,342
Gross unrealized depreciation	(5,210,832)
Net unrealized appreciation (depreciation) on securities	$8,510
Tax Cost	$101,170,238

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,329,981)
Net unrealized appreciation (depreciation) on securities and other investments	$11,453

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(710,939)
Long-term	(1,619,042)
Total capital loss carryforward	$(2,329,981)

The Fund intends to elect to defer to its next fiscal year $70,554 of ordinary losses recognized during the period January 1, 2017 to April 30, 2017.

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$4,739,795	$ 6,161,519

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $45,323,492 and $52,691,929, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$17,972	$715
Class M	-%	.25%	4,795	2,409
Class C	.75%	.25%	35,986	8,109
			$58,753	$11,233

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,180
Class M	930
Class C(a)	855
$2,965

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,049.18
Class M	5,443.28
Class C	8,725.24
Global High Income	178,900.21
Class I	4,614.21
	$210,731

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $341 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$8,234
Class M	1.25%	4,684
Class C	2.00%	6,495
Global High Income	1.00%	122,659
Class I	1.00%	3,420
		$145,492

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $148.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $526.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Class A	$322,665	$323,762
Class M	85,695	79,903
Class C	134,767	150,970
Global High Income	4,092,807	5,458,208
Class I	103,861	148,676
Total	$4,739,795	$6,161,519

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Class A
Shares sold	290,886	157,252	$2,707,041	$1,422,895
Reinvestment of distributions	32,498	32,992	302,941	297,671
Shares redeemed	(260,720)	(241,453)	(2,436,346)	(2,170,274)
Net increase (decrease)	62,664	(51,209)	$573,636	$(449,708)
Class M
Shares sold	218,520	37,827	$2,050,318	$339,624
Reinvestment of distributions	8,661	8,329	80,890	75,115
Shares redeemed	(67,976)	(69,705)	(634,029)	(627,856)
Net increase (decrease)	159,205	(23,549)	$1,497,179	$(213,117)
Class C
Shares sold	109,325	150,954	$1,017,340	$1,353,877
Reinvestment of distributions	12,879	14,343	120,047	129,529
Shares redeemed	(105,252)	(183,576)	(975,560)	(1,640,260)
Net increase (decrease)	16,952	(18,279)	$161,827	$(156,854)
Global High Income
Shares sold	2,895,819	3,468,417	$26,886,491	$31,565,075
Reinvestment of distributions	364,798	519,268	3,396,619	4,696,700
Shares redeemed	(4,608,362)	(6,182,571)	(42,638,341)	(55,426,381)
Net increase (decrease)	(1,347,745)	(2,194,886)	$(12,355,231)	$(19,164,606)
Class I
Shares sold	194,425	116,138	$1,826,275	$1,078,461
Reinvestment of distributions	6,271	5,400	58,709	48,617
Shares redeemed	(115,409)	(169,995)	(1,076,867)	(1,522,370)
Net increase (decrease)	85,287	(48,457)	$808,117	$(395,292)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Class A	1.25%
Actual		$1,000.00	$1,046.10	$6.34
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class M	1.25%
Actual		$1,000.00	$1,046.10	$6.34
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	2.00%
Actual		$1,000.00	$1,042.20	$10.13
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Global High Income	1.00%
Actual		$1,000.00	$1,047.40	$5.08
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class I	1.00%
Actual		$1,000.00	$1,047.40	$5.08
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $734,245 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GHI-ANN-0617
1.926249.105

Fidelity® High Income Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	13.56%	5.94%	6.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$19,143	Fidelity® High Income Fund
$20,440	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Portfolio Manager Frederick Hoff:  The fund gained 13.56% and performed roughly in line with the benchmark, The BofA Merrill Lynch℠ High Yield Constrained Index. The fund’s performance, along with the overall high-yield market, rose on investors’ increased optimism about the global economy and enhanced prospects for U.S. growth. Relative to the benchmark, strong security selection in transportation excluding air/rail, banks & thrifts, and gaming added value. These results partly were offset by bond picking in super retail and by overweightings in the lagging health care and banks & thrifts categories. From a credit quality standpoint, the fund benefited from strong bond selection across most credit tiers, especially among issues rated B. The one exception was with our investments in bonds rated CCC and below, where security selection lagged. On an individual basis, the biggest relative detractor was our overweighting in bonds of BI-LO, a highly levered supermarket operator that has been hurt by lower sales. Overweighting bonds of hospital operator Community Health Systems also detracted. On the positive side, dry-bulk shipping company Navios Maritime benefited from rebounding commodity prices, as did the debt of Chesapeake Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Community Health Systems, Inc.	2.4	2.0
Freeport-McMoRan, Inc.	1.5	1.0
Dynegy, Inc.	1.5	1.3
Valeant Pharmaceuticals International, Inc.	1.5	2.4
Sprint Corp.	1.4	1.0
	8.3

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.3	11.5
Healthcare	11.4	12.9
Telecommunications	9.1	8.4
Banks & Thrifts	6.8	6.8
Cable/Satellite TV	5.8	4.8

Quality Diversification (% of fund's net assets)

As of April 30, 2017
BBB	0.5%
BB	31.8%
B	44.4%
CCC,CC,C	14.6%
Not Rated	0.6%
Equities	1.2%
Short-Term Investments and Net Other Assets	6.9%

As of October 31, 2016
BBB	0.9%
BB	32.3%
B	40.7%
CCC,CC,C	16.9%
Not Rated	0.7%
Equities	0.8%
Short-Term Investments and Net Other Assets	7.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	81.0%
Convertible Bonds, Preferred Stocks	1.1%
Common Stocks	0.2%
Bank Loan Obligations	5.5%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 23.9%

As of October 31, 2016*
Nonconvertible Bonds	77.4%
Convertible Bonds, Preferred Stocks	0.6%
Common Stocks	0.2%
Bank Loan Obligations	8.9%
Other Investments	5.2%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 21.7%

Investments April 30, 2017

Showing Percentage of Net Assets

Corporate Bonds - 81.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
Capital Goods - 0.1%
General Cable Corp. 4.5% 11/15/29 (a)	$3,526	$2,761
Diversified Financial Services - 0.0%
Ensco Jersey Finance Ltd. 3% 1/31/24 (b)	2,340	2,166

TOTAL CONVERTIBLE BONDS		4,927

Nonconvertible Bonds - 81.0%
Aerospace - 0.2%
Huntington Ingalls Industries, Inc. 5% 11/15/25 (b)	4,755	5,017
Orbital ATK, Inc. 5.5% 10/1/23	4,310	4,472
		9,489
Air Transportation - 0.3%
Allegiant Travel Co. 5.5% 7/15/19	3,970	4,089
U.S. Airways pass-thru certificates Series 2013-1 Class B, 5.375% 11/15/21	2,637	2,757
United Continental Holdings, Inc. 6.375% 6/1/18	1,270	1,324
XPO Logistics, Inc. 6.125% 9/1/23 (b)	4,030	4,232
		12,402
Automotive & Auto Parts - 0.5%
Allison Transmission, Inc. 5% 10/1/24 (b)	6,465	6,586
Penske Automotive Group, Inc. 5.5% 5/15/26	5,215	5,189
Tenneco, Inc. 5% 7/15/26	3,620	3,624
The Goodyear Tire & Rubber Co. 5% 5/31/26	8,555	8,780
		24,179
Banks & Thrifts - 1.5%
Ally Financial, Inc.:
4.25% 4/15/21	9,440	9,652
5.75% 11/20/25	32,090	32,852
Royal Bank of Scotland Group PLC 5.125% 5/28/24	25,230	25,938
		68,442
Broadcasting - 0.5%
AMC Networks, Inc. 5% 4/1/24	940	952
CBS Radio, Inc. 7.25% 11/1/24 (b)	3,410	3,708
Gray Television, Inc. 5.875% 7/15/26 (b)	2,010	2,080
iHeartCommunications, Inc.:
9% 9/15/22	4,320	3,262
10.625% 3/15/23	6,665	5,099
11.25% 3/1/21 (b)	5,040	3,868
Sirius XM Radio, Inc. 5.375% 7/15/26 (b)	5,050	5,170
		24,139
Building Materials - 0.9%
Builders FirstSource, Inc. 5.625% 9/1/24 (b)	6,490	6,733
Building Materials Corp. of America:
5.5% 2/15/23 (b)	6,160	6,406
6% 10/15/25 (b)	6,360	6,789
CEMEX Finance LLC 6% 4/1/24 (b)	6,690	7,075
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)	4,155	4,737
U.S. Concrete, Inc.:
6.375% 6/1/24	2,470	2,581
6.375% 6/1/24 (b)	2,360	2,466
USG Corp. 5.5% 3/1/25 (b)	2,150	2,258
		39,045
Cable/Satellite TV - 5.2%
Altice SA 7.75% 5/15/22 (b)	56,680	60,230
Altice U.S. Finance SA:
5.375% 7/15/23 (b)	12,165	12,697
5.5% 5/15/26 (b)	16,930	17,501
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	4,795	4,987
5.125% 5/1/23 (b)	1,000	1,044
5.125% 5/1/27 (b)	17,585	17,937
5.5% 5/1/26 (b)	14,635	15,358
5.75% 9/1/23	6,260	6,573
5.875% 4/1/24 (b)	12,305	13,182
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (b)	2,210	2,260
5.125% 12/15/21 (b)	4,795	4,903
CSC Holdings, Inc. 5.5% 4/15/27 (b)	11,570	11,960
DISH DBS Corp.:
5% 3/15/23	5,810	5,825
5.875% 7/15/22	3,210	3,400
6.75% 6/1/21	5,543	6,028
7.75% 7/1/26	2,150	2,518
Virgin Media Finance PLC 4.875% 2/15/22	7,525	6,754
Virgin Media Secured Finance PLC 5.5% 8/15/26 (b)	8,690	8,875
VTR Finance BV 6.875% 1/15/24 (b)	6,835	7,262
Ziggo Bond Finance BV 6% 1/15/27 (b)	4,310	4,396
Ziggo Secured Finance BV 5.5% 1/15/27 (b)	18,410	18,871
		232,561
Capital Goods - 1.6%
Amsted Industries, Inc. 5% 3/15/22 (b)	3,440	3,526
Belden, Inc. 5.25% 7/15/24 (b)	8,579	8,665
CNH Industrial NV 4.5% 8/15/23	4,300	4,401
General Cable Corp. 5.75% 10/1/22 (c)	52,220	51,698
SPX Flow, Inc.:
5.625% 8/15/24 (b)	2,150	2,177
5.875% 8/15/26 (b)	2,150	2,177
		72,644
Chemicals - 4.2%
A. Schulman, Inc. 6.875% 6/1/23	9,175	9,680
Axalta Coating Systems 4.875% 8/15/24 (b)	6,450	6,680
Blue Cube Spinco, Inc.:
9.75% 10/15/23	4,075	4,931
10% 10/15/25	8,930	11,006
CF Industries Holdings, Inc.:
3.45% 6/1/23	11,530	10,752
5.15% 3/15/34	12,185	11,027
5.375% 3/15/44	13,585	11,836
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)	9,210	9,624
Koppers, Inc. 6% 2/15/25 (b)	4,695	4,918
Momentive Performance Materials, Inc. 3.88% 10/24/21	22,866	22,723
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)	19,122	0
The Chemours Co. LLC:
6.625% 5/15/23	10,825	11,583
7% 5/15/25	24,890	27,348
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.75% 5/1/22 (b)	2,440	2,574
Tronox Finance LLC 6.375% 8/15/20	33,215	33,755
Valvoline Finco Two LLC 5.5% 7/15/24 (b)	1,890	1,999
Versum Materials, Inc. 5.5% 9/30/24 (b)	2,685	2,789
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)	4,485	4,816
5.625% 10/1/24 (b)	1,800	1,953
		189,994
Consumer Products - 0.2%
Edgewell Personal Care Co. 5.5% 6/15/25 (b)	235	245
Tempur Sealy International, Inc. 5.5% 6/15/26	6,420	6,384
Wolverine World Wide, Inc. 5% 9/1/26 (b)	4,295	4,166
		10,795
Containers - 1.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.289% 5/15/21 (b)(c)	11,510	11,755
4.625% 5/15/23 (b)	21,095	21,543
6% 2/15/25 (b)	5,485	5,670
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,975	2,039
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (b)	2,155	2,112
Graphic Packaging International, Inc. 4.125% 8/15/24	3,715	3,724
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (b)	6,190	6,430
5.375% 1/15/25 (b)	4,130	4,306
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (b)	8,975	9,356
Sealed Air Corp. 5.25% 4/1/23 (b)	6,590	6,985
Silgan Holdings, Inc. 4.75% 3/15/25 (b)	6,420	6,476
		80,396
Diversified Financial Services - 3.7%
Adient Global Holdings Ltd. 4.875% 8/15/26 (b)	4,265	4,276
Aircastle Ltd.:
5% 4/1/23	4,000	4,270
5.125% 3/15/21	6,085	6,488
5.5% 2/15/22	3,085	3,341
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)	6,055	6,327
CIT Group, Inc.:
5% 8/15/22	5,515	5,933
5.375% 5/15/20	11,850	12,754
FLY Leasing Ltd.:
6.375% 10/15/21	15,728	16,357
6.75% 12/15/20	4,320	4,536
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	11,535	11,679
6% 8/1/20	3,610	3,736
6.25% 2/1/22 (b)	2,435	2,532
6.75% 2/1/24 (b)	2,360	2,463
ILFC E-Capital Trust I 4.66% 12/21/65 (b)(c)	7,105	6,750
ILFC E-Capital Trust II 4.91% 12/21/65 (b)(c)	9,720	9,331
Intelsat Connect Finance SA 12.5% 4/1/22 (b)	1,937	1,705
MSCI, Inc.:
4.75% 8/1/26 (b)	2,740	2,815
5.75% 8/15/25 (b)	3,285	3,540
Navient Corp.:
5% 10/26/20	2,165	2,206
6.625% 7/26/21	3,750	3,970
7.25% 9/25/23	1,095	1,144
SLM Corp.:
4.875% 6/17/19	10,145	10,474
7.25% 1/25/22	5,390	5,740
8% 3/25/20	9,007	9,885
Springleaf Financial Corp. 8.25% 12/15/20	6,395	7,007
Tervita Escrow Corp. 7.625% 12/1/21 (b)	17,690	18,176
		167,435
Diversified Media - 2.4%
Clear Channel Worldwide Holdings, Inc. Series A:
6.5% 11/15/22	10,245	10,450
7.625% 3/15/20	18,740	18,599
E.W. Scripps Co. 5.125% 5/15/25 (b)	1,260	1,293
Lamar Media Corp. 5.75% 2/1/26	2,825	3,076
MDC Partners, Inc. 6.5% 5/1/24 (b)	45,016	43,891
National CineMedia LLC 5.75% 8/15/26	4,295	4,381
Nielsen Co. S.a.r.l. (Luxembourg) 5% 2/1/25 (b)	4,700	4,706
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)	20,950	21,552
		107,948
Energy - 11.2%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.5% 5/20/25	4,695	4,742
5.75% 5/20/27	2,090	2,095
Antero Resources Corp.:
5.125% 12/1/22	2,440	2,477
5.625% 6/1/23 (Reg. S)	3,960	4,074
Antero Resources Finance Corp. 5.375% 11/1/21	5,735	5,921
Baytex Energy Corp.:
5.125% 6/1/21 (b)	3,070	2,870
5.625% 6/1/24 (b)	3,655	3,344
Calfrac Holdings LP 7.5% 12/1/20 (b)	7,460	6,845
Callon Petroleum Co. 6.125% 10/1/24 (b)	1,865	1,954
Chesapeake Energy Corp.:
4.875% 4/15/22	5,997	5,502
5.375% 6/15/21	15,365	14,520
5.75% 3/15/23	3,500	3,255
6.125% 2/15/21	3,005	2,952
8% 12/15/22 (b)	1,695	1,786
8% 1/15/25 (b)	7,245	7,163
Citgo Petroleum Corp. 6.25% 8/15/22 (b)	24,190	24,674
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22	4,755	4,624
Concho Resources, Inc.:
4.375% 1/15/25	9,390	9,507
5.5% 4/1/23	350	363
Continental Resources, Inc.:
4.5% 4/15/23	4,270	4,206
5% 9/15/22	17,525	17,678
Covey Park Energy LLC 7.5% 5/15/25 (b)	3,670	3,730
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	2,070	2,161
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	9,618	9,762
Denbury Resources, Inc.:
4.625% 7/15/23	14,555	9,970
5.5% 5/1/22	11,825	8,810
Ensco PLC:
4.5% 10/1/24	4,355	3,593
5.2% 3/15/25	2,345	1,987
5.75% 10/1/44	6,460	4,705
Exterran Energy Solutions LP 8.125% 5/1/25 (b)	4,660	4,809
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,360	2,366
FTS International, Inc. 6.25% 5/1/22	9,715	8,403
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)	12,190	11,428
5.75% 10/1/25 (b)	5,380	5,219
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (b)	3,230	3,416
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.125% 7/15/19	3,230	3,222
6.125% 3/1/25 (b)	4,390	4,083
7.5% 11/1/23 (b)	6,095	6,095
Noble Holding International Ltd.:
4.625% 3/1/21	2,536	2,333
5.25% 3/15/42	3,445	2,258
6.05% 3/1/41	4,160	2,912
7.7% 4/1/25 (c)	5,680	5,140
7.75% 1/15/24	22,525	20,554
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,745	3,874
NRG Yield Operating LLC 5% 9/15/26 (b)	4,295	4,209
NuStar Logistics LP 5.625% 4/28/27	2,430	2,506
Pacific Drilling SA 5.375% 6/1/20 (b)	1,700	816
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (b)	3,100	3,123
6.25% 6/1/24 (b)	925	978
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23	16,415	16,661
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	820	841
PDC Energy, Inc. 6.125% 9/15/24 (b)	1,625	1,666
Peabody Securities Finance Corp. 6% 3/31/22 (b)	1,520	1,550
Range Resources Corp. 5% 3/15/23 (b)	7,605	7,529
Rice Energy, Inc.:
6.25% 5/1/22	2,305	2,410
7.25% 5/1/23	1,700	1,836
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	4,315	4,304
5.625% 11/15/23	5,320	5,254
Sabine Pass Liquefaction LLC 5.625% 4/15/23 (c)	6,870	7,566
SemGroup Corp. 6.375% 3/15/25 (b)	6,235	6,266
SM Energy Co.:
5% 1/15/24	7,235	6,819
5.625% 6/1/25	6,395	6,107
6.125% 11/15/22	12,935	13,161
6.5% 11/15/21	3,615	3,696
6.5% 1/1/23	9,245	9,384
6.75% 9/15/26	2,875	2,897
Southwestern Energy Co.:
4.1% 3/15/22	23,927	22,372
5.8% 1/23/20 (c)	13,300	13,433
Summit Midstream Holdings LLC 5.75% 4/15/25	3,595	3,640
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (b)	2,625	2,691
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21	6,080	6,422
6.375% 4/1/23	8,570	9,127
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	6,115	6,054
5.125% 2/1/25 (b)	2,610	2,695
5.25% 5/1/23	2,920	3,008
5.375% 2/1/27 (b)	2,610	2,727
6.375% 8/1/22	2,365	2,437
6.75% 3/15/24	1,230	1,341
Teine Energy Ltd. 6.875% 9/30/22 (b)	410	418
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	4,105	4,218
6.125% 10/15/21	7,935	8,282
6.25% 10/15/22	5,645	6,054
Transocean, Inc. 9% 7/15/23 (b)	4,330	4,617
Weatherford International Ltd.:
6.5% 8/1/36	3,015	2,849
7% 3/15/38	5,375	5,147
Weatherford International, Inc. 6.8% 6/15/37	5,605	5,297
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	2,305	2,489
Whiting Petroleum Corp.:
5.75% 3/15/21	2,495	2,483
6.25% 4/1/23	1,265	1,265
WPX Energy, Inc.:
6% 1/15/22	6,383	6,479
8.25% 8/1/23	4,575	5,101
		501,607
Entertainment/Film - 0.7%
AMC Entertainment Holdings, Inc.:
5.875% 11/15/26 (b)	4,285	4,363
6.125% 5/15/27 (b)	2,755	2,814
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	7,095	7,370
5.625% 2/15/24	2,800	2,940
5.875% 3/15/25	10,155	10,739
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)	6,055	5,208
		33,434
Environmental - 0.8%
Covanta Holding Corp.:
5.875% 3/1/24	9,255	9,301
5.875% 7/1/25	1,340	1,340
6.375% 10/1/22	6,490	6,677
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	18,820	19,573
		36,891
Food & Drug Retail - 2.5%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)	13,270	12,905
6.625% 6/15/24 (b)	6,890	7,045
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)	36,335	31,793
9.375% 9/15/18 pay-in-kind (b)(c)	46,543	23,737
Cumberland Farms, Inc. 6.75% 5/1/25 (b)	1,910	1,982
Performance Food Group, Inc. 5.5% 6/1/24 (b)	2,765	2,862
Rite Aid Corp. 7.7% 2/15/27	3,030	3,272
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)	33,220	29,068
		112,664
Food/Beverage/Tobacco - 3.9%
B&G Foods, Inc. 5.25% 4/1/25	5,480	5,610
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	34,987	34,550
Cott Beverages, Inc. 5.375% 7/1/22	370	383
Cott Holdings, Inc. 5.5% 4/1/25 (b)	8,265	8,410
ESAL GmbH 6.25% 2/5/23 (b)	21,070	21,360
JBS Investments GmbH:
7.25% 4/3/24 (b)	9,250	9,678
7.75% 10/28/20 (b)	12,800	13,420
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)	2,625	2,710
7.25% 6/1/21 (b)	5,070	5,209
7.25% 6/1/21 (b)	14,640	15,043
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)	5,765	5,952
4.875% 11/1/26 (b)	3,455	3,563
Minerva Luxembourg SA 6.5% 9/20/26 (b)	14,230	14,123
Post Holdings, Inc.:
5% 8/15/26 (b)	6,895	6,861
5.5% 3/1/25 (b)	6,025	6,296
5.75% 3/1/27 (b)	4,665	4,846
7.75% 3/15/24 (b)	3,655	4,062
U.S. Foods, Inc. 5.875% 6/15/24 (b)	4,305	4,499
Vector Group Ltd. 6.125% 2/1/25 (b)	9,390	9,719
		176,294
Gaming - 1.4%
Boyd Gaming Corp. 6.375% 4/1/26	2,050	2,209
Eagle II Acquisition Co. LLC 6% 4/1/25 (b)	1,260	1,303
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	1,850	1,952
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)	1,215	1,270
MCE Finance Ltd. 5% 2/15/21 (b)	890	909
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26	6,120	6,097
MGM Mirage, Inc. 7.75% 3/15/22	2,230	2,598
Penn National Gaming, Inc. 5.625% 1/15/27 (b)	1,005	1,013
Scientific Games Corp.:
6.625% 5/15/21	12,420	11,970
7% 1/1/22 (b)	9,325	9,984
10% 12/1/22	7,785	8,447
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (b)	3,705	3,761
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)(e)	3,500	3,504
Wynn Macau Ltd. 5.25% 10/15/21 (b)	7,260	7,460
		62,477
Healthcare - 10.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	2,315	2,395
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)	7,765	7,377
AmSurg Corp. 5.625% 7/15/22	5,345	5,514
Centene Corp. 4.75% 5/15/22	5,495	5,701
Community Health Systems, Inc.:
5.125% 8/1/21	32,180	31,898
6.25% 3/31/23	6,250	6,359
6.875% 2/1/22	78,835	65,232
7.125% 7/15/20	6,425	5,766
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	4,410	4,531
DaVita HealthCare Partners, Inc.:
5% 5/1/25	7,445	7,501
5.125% 7/15/24	9,575	9,844
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (b)(c)	6,980	5,895
HCA Holdings, Inc.:
4.5% 2/15/27	4,300	4,341
5.25% 6/15/26	5,705	6,083
5.375% 2/1/25	4,215	4,389
5.875% 3/15/22	9,465	10,494
5.875% 5/1/23	12,595	13,706
5.875% 2/15/26	2,805	2,980
6.25% 2/15/21	7,735	8,392
7.5% 11/6/33	2,576	2,834
HealthSouth Corp. 5.75% 9/15/25	5,215	5,274
IMS Health, Inc. 5% 10/15/26 (b)	5,885	6,003
Kindred Healthcare, Inc.:
8% 1/15/20	24,440	25,234
8.75% 1/15/23	17,900	18,370
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
5.625% 10/15/23 (b)	5,615	5,362
5.75% 8/1/22 (b)	4,305	4,230
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	2,735	2,803
5.5% 5/1/24	3,770	3,968
6.375% 3/1/24	3,810	4,124
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (b)	25,118	23,109
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	15,645	15,880
5.5% 2/1/21	13,650	14,162
Teleflex, Inc. 4.875% 6/1/26	7,435	7,547
Tenet Healthcare Corp.:
4.375% 10/1/21	23,865	23,835
4.5% 4/1/21	780	779
4.6312% 6/15/20 (c)	7,975	8,015
6% 10/1/20	2,530	2,663
8.125% 4/1/22	20,410	20,716
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)	9,435	8,091
5.5% 3/1/23 (b)	3,190	2,337
5.625% 12/1/21 (b)	3,595	2,764
5.875% 5/15/23 (b)	16,820	12,426
6.125% 4/15/25 (b)	15,730	11,613
6.75% 8/15/21 (b)	9,748	8,066
7.25% 7/15/22 (b)	14,385	11,598
7.5% 7/15/21 (b)	5,200	4,303
VPI Escrow Corp. 6.375% 10/15/20 (b)	6,370	5,470
		469,974
Homebuilders/Real Estate - 1.8%
Beazer Homes U.S.A., Inc.:
6.75% 3/15/25 (b)	5,520	5,644
8.75% 3/15/22	3,115	3,465
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)	1,825	1,903
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)	2,426	2,529
6.5% 12/15/20 (b)	4,585	4,757
CalAtlantic Group, Inc.:
5.25% 6/1/26	2,010	2,065
5.875% 11/15/24	2,735	2,940
Howard Hughes Corp. 5.375% 3/15/25 (b)	5,340	5,393
Kennedy-Wilson, Inc. 5.875% 4/1/24	4,295	4,456
Lennar Corp. 4.125% 1/15/22	4,735	4,830
Mattamy Group Corp. 6.875% 12/15/23 (b)	1,840	1,909
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)	5,425	2,434
5.25% 6/27/29 (b)	2,760	1,206
5.25% 6/27/29 (Reg. S)	2,760	1,206
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 12/1/21 (b)	4,130	4,347
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (b)	3,275	3,308
Starwood Property Trust, Inc. 5% 12/15/21 (b)	4,690	4,889
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (b)	11,417	12,045
TRI Pointe Homes, Inc. 5.875% 6/15/24	2,260	2,379
William Lyon Homes, Inc.:
5.75% 4/15/19	2,530	2,555
5.875% 1/31/25 (b)	3,095	3,172
7% 8/15/22	3,905	4,081
		81,513
Hotels - 0.5%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)	14,775	14,960
Hilton Escrow Issuer LLC 4.25% 9/1/24 (b)	8,425	8,488
		23,448
Leisure - 0.7%
Carlson Travel, Inc.:
6.75% 12/15/23 (b)	3,545	3,662
9.5% 12/15/24 (b)	3,465	3,578
Cedar Fair LP/Magnum Management Corp. 5.375% 4/15/27 (b)	2,835	2,930
Silversea Cruises 7.25% 2/1/25 (b)	2,075	2,200
Six Flags Entertainment Corp.:
4.875% 7/31/24 (b)	2,735	2,759
5.5% 4/15/27 (b)	2,735	2,788
Studio City Co. Ltd.:
5.875% 11/30/19 (b)	3,345	3,500
7.25% 11/30/21 (b)	7,035	7,542
		28,959
Metals/Mining - 2.6%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)	1,510	1,601
Eldorado Gold Corp. 6.125% 12/15/20 (b)	3,800	3,905
First Quantum Minerals Ltd.:
7% 2/15/21 (b)	2,470	2,556
7.25% 5/15/22 (b)	1,975	2,034
7.25% 4/1/23 (b)	8,520	8,674
7.5% 4/1/25 (b)	8,235	8,400
Freeport-McMoRan, Inc.:
3.55% 3/1/22	11,010	10,349
3.875% 3/15/23	20,845	19,334
4.55% 11/14/24	24,670	23,177
5.4% 11/14/34	8,590	7,624
6.75% 2/1/22 (b)	4,480	4,676
6.875% 2/15/23 (b)	4,275	4,499
Murray Energy Corp. 11.25% 4/15/21 (b)	6,100	4,575
Novelis Corp. 5.875% 9/30/26 (b)	4,300	4,418
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (b)	2,995	3,070
Teck Resources Ltd. 8.5% 6/1/24 (b)	5,220	6,049
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)	5,823	0
		114,941
Paper - 0.1%
Boise Cascade Co. 5.625% 9/1/24 (b)	1,855	1,906
Louisiana-Pacific Corp. 4.875% 9/15/24	2,150	2,177
NewPage Corp. 11.375% 12/31/2114 (d)	30,721	0
		4,083
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (b)	6,290	6,494
Services - 2.7%
Algeco Scotsman Global Finance PLC 8.5% 10/15/18 (b)	3,820	3,581
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)	29,740	25,205
APX Group, Inc.:
6.375% 12/1/19	5,322	5,508
7.875% 12/1/22	12,845	14,001
8.75% 12/1/20	4,575	4,741
Aramark Services, Inc.:
4.75% 6/1/26	4,275	4,361
5% 4/1/25 (b)	5,505	5,753
5.125% 1/15/24	5,095	5,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125% 6/1/22 (b)	3,625	3,525
Corrections Corp. of America 5% 10/15/22	2,110	2,184
Garda World Security Corp.:
7.25% 11/15/21 (b)	9,792	9,905
7.25% 11/15/21(b)	820	829
Herc Rentals, Inc. 7.5% 6/1/22 (b)	1,868	2,031
Hertz Corp. 6.25% 10/15/22	6,090	5,618
IHS Markit Ltd. 5% 11/1/22 (b)	1,360	1,454
Laureate Education, Inc. 8.25% 5/1/25 (b)	5,490	5,641
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (b)	1,545	1,595
The GEO Group, Inc. 6% 4/15/26	1,840	1,891
The ServiceMaster Co. 5.125% 11/15/24 (b)	4,705	4,858
United Rentals North America, Inc.:
5.5% 5/15/27	3,270	3,364
5.875% 9/15/26	8,850	9,337
		120,757
Steel - 0.3%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)	2,462	2,674
Commercial Metals Co. 4.875% 5/15/23	4,120	4,141
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)	5,295	5,494
		12,309
Super Retail - 0.5%
Asbury Automotive Group, Inc. 6% 12/15/24	6,190	6,391
Claire's Stores, Inc.:
6.125% 3/15/20 (b)	6,325	2,562
9% 3/15/19 (b)	3,380	1,563
DBP Holding Corp. 7.75% 10/15/20 (b)	8,060	5,320
JC Penney Corp., Inc.:
6.375% 10/15/36	1,725	1,320
7.4% 4/1/37	923	755
Netflix, Inc. 4.375% 11/15/26 (b)	2,350	2,315
Sonic Automotive, Inc. 6.125% 3/15/27 (b)	3,380	3,405
		23,631
Technology - 3.2%
CDW LLC/CDW Finance Corp.:
5% 9/1/25	2,665	2,732
5.5% 12/1/24	3,295	3,509
Compiler Finance Sub, Inc. 7% 5/1/21 (b)	7,620	3,848
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (b)	4,950	5,742
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (b)	3,555	3,840
5.875% 6/15/21 (b)	5,050	5,353
7.125% 6/15/24 (b)	4,480	4,952
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)	19,530	20,677
Lucent Technologies, Inc.:
6.45% 3/15/29	21,495	24,182
6.5% 1/15/28	1,190	1,315
Micron Technology, Inc.:
5.25% 1/15/24 (b)	13,155	13,563
5.5% 2/1/25	890	930
Nuance Communications, Inc. 5.625% 12/15/26 (b)	14,070	14,545
Open Text Corp. 5.875% 6/1/26 (b)	4,285	4,574
Parametric Technology Corp. 6% 5/15/24	1,535	1,642
Qorvo, Inc. 6.75% 12/1/23	3,555	3,857
Sabre GLBL, Inc. 5.25% 11/15/23 (b)	4,250	4,399
Symantec Corp. 5% 4/15/25 (b)	4,320	4,466
Tempo Acquisition LLC 6.75% 6/1/25 (b)(e)	4,415	4,536
VeriSign, Inc. 4.625% 5/1/23	4,455	4,560
Western Digital Corp.:
7.375% 4/1/23 (b)	4,230	4,632
10.5% 4/1/24	3,460	4,074
		141,928
Telecommunications - 8.7%
Altice Financing SA:
6.5% 1/15/22 (b)	13,974	14,655
7.5% 5/15/26 (b)	17,345	18,733
Altice Finco SA:
7.625% 2/15/25 (b)	10,375	10,634
8.125% 1/15/24 (b)	22,690	24,505
Broadview Networks Holdings, Inc. 10.5% 11/15/17	9,374	9,351
Cincinnati Bell, Inc. 7% 7/15/24 (b)	6,185	6,547
CommScope Technologies Finance LLC:
5% 3/15/27 (b)	5,325	5,372
6% 6/15/25 (b)	1,620	1,727
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (b)	1,335	1,372
5.375% 3/15/27 (b)	1,145	1,179
Frontier Communications Corp.:
10.5% 9/15/22	5,765	5,794
11% 9/15/25	22,105	21,304
GCI, Inc. 6.875% 4/15/25	6,590	7,084
Inmarsat Finance PLC 4.875% 5/15/22 (b)	2,245	2,267
Intelsat Jackson Holdings SA:
5.5% 8/1/23	15,375	13,126
7.5% 4/1/21	3,800	3,477
8% 2/15/24 (b)	5,705	6,133
Intelsat Luxembourg SA 7.75% 6/1/21	1,433	829
Level 3 Financing, Inc.:
5.125% 5/1/23	13,140	13,485
5.25% 3/15/26	4,095	4,223
5.375% 1/15/24	10,640	11,059
Neptune Finco Corp.:
6.625% 10/15/25 (b)	7,010	7,667
10.125% 1/15/23 (b)	4,490	5,208
10.875% 10/15/25 (b)	3,145	3,778
Sable International Finance Ltd. 6.875% 8/1/22 (b)	10,360	11,114
SFR Group SA:
6% 5/15/22 (b)	10,880	11,342
6.25% 5/15/24 (b)	4,450	4,606
7.375% 5/1/26 (b)	10,355	10,886
Sprint Capital Corp. 6.875% 11/15/28	8,180	8,855
Sprint Communications, Inc. 6% 11/15/22	17,465	18,196
Sprint Corp.:
7.125% 6/15/24	20,630	22,500
7.25% 9/15/21	15,875	17,363
7.875% 9/15/23	18,985	21,311
T-Mobile U.S.A., Inc.:
6% 3/1/23	3,700	3,954
6% 4/15/24	10,590	11,474
6.125% 1/15/22	5,435	5,741
6.625% 4/1/23	16,025	17,127
Telecom Italia Capital SA 6.375% 11/15/33	4,080	4,276
Telesat Canada/Telesat LLC 8.875% 11/15/24 (b)	4,015	4,417
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	12,545	12,733
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)	3,350	3,555
		388,959
Transportation Ex Air/Rail - 1.7%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)	12,930	11,524
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)	33,040	28,414
8.125% 2/15/19	16,681	15,013
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)	3,145	3,106
Teekay Corp. 8.5% 1/15/20	18,893	18,704
		76,761
Utilities - 4.0%
Calpine Corp. 5.5% 2/1/24	4,745	4,579
Cortes NP Acquisition Corp. 9.25% 10/15/24 (b)	8,515	9,143
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	10,390	11,117
Dynegy, Inc.:
7.375% 11/1/22	14,275	13,668
7.625% 11/1/24	57,845	52,928
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	9,410	9,316
7% 6/15/23	19,570	19,374
InterGen NV 7% 6/30/23 (b)	32,649	30,445
NRG Energy Inc:
7.25% 5/15/26	1,000	1,023
7.875% 5/15/21	285	292
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)	7,343	7,894
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)	2,370	2,432
PPL Energy Supply LLC:
4.6% 12/15/21	6,105	4,731
6.5% 6/1/25	5,125	4,074
RJS Power Holdings LLC 4.625% 7/15/19 (b)(c)	1,314	1,294
The AES Corp.:
4.0546% 6/1/19 (c)	1,395	1,396
6% 5/15/26	8,415	8,878
		182,584

TOTAL NONCONVERTIBLE BONDS		3,639,177

TOTAL CORPORATE BONDS
(Cost $3,558,373)		3,644,104
	Shares	Value (000s)

Common Stocks - 0.2%
Automotive & Auto Parts - 0.1%
Chassix Holdings, Inc. (f)	103,457	3,229
Chassix Holdings, Inc. warrants 7/29/20 (f)	27,176	191

TOTAL AUTOMOTIVE & AUTO PARTS		3,420

Banks & Thrifts - 0.0%
CIT Group, Inc.	58,981	2,731
Chemicals - 0.0%
LyondellBasell Industries NV Class A	306	26
Environmental - 0.0%
Tervita Corp. Class A	79,321	490
Healthcare - 0.0%
HealthSouth Corp.	22	1
Telecommunications - 0.1%
Broadview Networks Holdings, Inc. (f)(g)	609,310	3,705
TOTAL COMMON STOCKS
(Cost $26,326)		10,373

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.5%
Energy - 0.5%
Chesapeake Energy Corp. Series A 5.75%	32,900	20,706
Nonconvertible Preferred Stocks - 0.5%
Environmental - 0.5%
Tervita Corp. Series A	3,612,430	22,335
TOTAL PREFERRED STOCKS
(Cost $43,067)		43,041
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 5.5%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19	1,079	1,079
Broadcasting - 0.2%
CBS Radio, Inc.:
term loan 4.5% 10/17/23 (c)	7,786	7,838
Tranche B 1LN, term loan 3/2/24 (h)	905	911

TOTAL BROADCASTING		8,749

Cable/Satellite TV - 0.6%
Charter Communication Operating LLC term loan:
2.99% 7/1/20 (c)	4,477	4,499
2.99% 1/3/21 (c)	6,409	6,435
Virgin Media Bristol LLC Tranche 1LN, term loan 3.7439% 1/31/25 (c)	7,170	7,195
WideOpenWest Finance LLC Tranche B, term loan 4.554% 8/19/23 (c)	8,562	8,606

TOTAL CABLE/SATELLITE TV		26,735

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 3.8885% 8/21/23 (c)	3,128	3,138
SRAM LLC. Tranche B, term loan 4.536% 3/15/24 (c)	4,070	4,060

TOTAL CAPITAL GOODS		7,198

Chemicals - 0.1%
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.6468% 3/19/20 (c)	6,776	6,809
Containers - 0.1%
Reynolds Group Holdings, Inc. Tranche B, term loan 3.9928% 2/5/23 (c)	6,532	6,564
Diversified Media - 0.1%
Outfront Media Capital LLC / Corp. Tranche B, term loan 3.2444% 3/16/24 (c)	5,160	5,190
Energy - 0.6%
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (c)	4,570	5,021
FTS International, Inc. Tranche B, term loan 5.75% 4/16/21 (c)	19,520	16,934
Seadrill Operating LP Tranche B, term loan 4.1468% 2/21/21 (c)	6,534	4,394

TOTAL ENERGY		26,349

Gaming - 0.4%
Caesars Growth Properties Holdings, LLC term loan 3.75% 5/8/21 (c)	10,680	10,734
CityCenter Holdings LLC term loan 3.4939% 4/18/24 (c)	7,660	7,670

TOTAL GAMING		18,404

Healthcare - 0.9%
Community Health Systems, Inc. Tranche H, term loan 4.0477% 1/27/21 (c)	3,155	3,134
Kindred Healthcare, Inc. Tranche B, term loan 4.6875% 4/9/21 (c)	6,339	6,358
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (c)	29,589	29,429

TOTAL HEALTHCARE		38,921

Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 6.6468% 3/14/22 (c)	705	713
Restaurants - 0.0%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (c)	1,502	1,502
Services - 1.0%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (c)	13,062	12,142
Almonde, Inc. Tranche B 1LN, term loan 5/3/24 (h)	2,285	2,294
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.9172% 11/26/20 (c)	12,530	12,561
Garda World Security Corp.:
term loan 4.0052% 11/8/20 (c)	6,567	6,561
Tranche B 1LN, term loan 4.005% 11/8/20 (c)	564	563
Tranche DD, term loan 4.0052% 11/8/20 (c)	1,818	1,816
Laureate Education, Inc. Tranche B 1LN, term loan 4/26/24(h)	8,005	7,988

TOTAL SERVICES		43,925

Steel - 0.1%
JMC Steel Group, Inc. Tranche B, term loan 4.9062% 6/14/21 (c)	3,846	3,888
Super Retail - 0.3%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (c)	10,875	9,203
Sears Holdings Corp. Tranche ABL, term loan 5.4997% 6/30/18 (c)	4,467	4,393

TOTAL SUPER RETAIL		13,596

Technology - 0.4%
First Data Corp. Tranche B 1LN, term loan 3.4911% 4/26/24 (c)	2,915	2,915
Information Resources, Inc. Tranche B 1LN, term loan 5.25% 1/18/24 (c)	1,005	1,015
Kronos, Inc. term loan 5.034% 11/1/23 (c)	9,541	9,570
Renaissance Learning, Inc. Tranche 1LN, term loan 4.8968% 4/9/21 (c)	3,051	3,064

TOTAL TECHNOLOGY		16,564

Telecommunications - 0.3%
Polycom, Inc. Tranche B, term loan 6.25% 9/27/23 (c)	4,033	4,067
Radiate Holdco LLC Tranche B, term loan 3.9928% 2/1/24 (c)	7,155	7,176
Sprint Communications, Inc. Tranche B, term loan 3.5% 2/3/24 (c)	3,300	3,302

TOTAL TELECOMMUNICATIONS		14,545

Utilities - 0.2%
Cortes NP Acquisition Corp. Tranche B, term loan 5.0302% 11/30/23 (c)	6,353	6,390
Vistra Operations Co. LLC Tranche B 2LN, term loan 4.2537% 12/14/23 (c)	1,940	1,946

TOTAL UTILITIES		8,336

TOTAL BANK LOAN OBLIGATIONS
(Cost $248,590)		249,067

Preferred Securities - 5.3%
Banks & Thrifts - 5.3%
Bank of America Corp.:
6.1% (c)(i)	11,150	12,028
6.25% (c)(i)	6,240	6,753
Barclays Bank PLC 7.625% 11/21/22	18,275	20,631
Barclays PLC:
6.625% (c)(i)	21,820	22,414
8.25% (c)(i)	13,960	14,997
BNP Paribas SA 6.75% (b)(c)(i)	5,445	5,744
Citigroup, Inc.:
5.875% (c)(i)	26,970	28,272
6.3% (c)(i)	5,630	6,105
Credit Agricole SA:
6.625% (b)(c)(i)	8,755	9,001
7.875% (b)(c)(i)	11,570	12,474
8.125% (b)(c)(i)	4,165	4,632
Credit Suisse Group AG:
6.25% (b)(c)(i)	2,730	2,909
7.5% (b)(c)(i)	6,165	7,022
Deutsche Bank AG 7.5% (c)(i)	3,440	3,497
Goldman Sachs Group, Inc. 5.375% (c)(i)	2,955	3,139
JPMorgan Chase & Co.:
5.3% (c)(i)	9,520	10,177
6.125% (c)(i)	3,445	3,696
6.75% (c)(i)	4,255	4,870
Lloyds Banking Group PLC 7.5% (c)(i)	14,060	15,250
Royal Bank of Scotland Group PLC:
7.5% (c)(i)	16,570	17,268
8% (c)(i)	3,715	3,880
8.625% (c)(i)	8,860	9,631
Societe Generale:
6% (b)(c)(i)	925	925
8% (b)(c)(i)	10,780	11,679

TOTAL BANKS & THRIFTS		236,994

TOTAL PREFERRED SECURITIES
(Cost $222,836)		236,994
	Shares	Value (000s)

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 0.85% (j)
(Cost $238,417)	238,409,377	238,457
TOTAL INVESTMENT PORTFOLIO - 98.4%
(Cost $4,337,609)		4,422,036
NET OTHER ASSETS (LIABILITIES) - 1.6%		69,886
NET ASSETS - 100%		$4,491,922

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,780,971,000 or 39.6% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Affiliated company

 (h) The coupon rate will be determined upon settlement of the loan after period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,702
Total	$1,702

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$883	$--	$--	$--	$3,705
Total	$883	$--	$--	$--	$3,705

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,420	$--	$--	$3,420
Energy	20,706	--	20,706	--
Financials	2,731	2,731	--	--
Health Care	1	1	--	--
Industrials	22,825	--	--	22,825
Materials	26	26	--	--
Telecommunication Services	3,705	3,705	--	--
Corporate Bonds	3,644,104	--	3,644,104	--
Bank Loan Obligations	249,067	--	247,988	1,079
Preferred Securities	236,994	--	236,994	--
Money Market Funds	238,457	238,457	--	--
Total Investments in Securities:	$4,422,036	$244,920	$4,149,792	$27,324

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.1%
Canada	4.7%
Luxembourg	4.3%
United Kingdom	3.7%
Netherlands	2.0%
France	1.6%
Marshall Islands	1.5%
Cayman Islands	1.4%
Ireland	1.0%
Austria	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,087,846)	$4,179,874
Fidelity Central Funds (cost $238,417)	238,457
Other affiliated issuers (cost $11,346)	3,705
Total Investments (cost $4,337,609)		$4,422,036
Receivable for investments sold
Regular delivery		30,824
Delayed delivery		13,497
Receivable for fund shares sold		3,229
Dividends receivable		438
Interest receivable		66,210
Distributions receivable from Fidelity Central Funds		230
Prepaid expenses		3
Other receivables		1
Total assets		4,536,468
Liabilities
Payable to custodian bank	$21
Payable for investments purchased
Regular delivery	22,787
Delayed delivery	7,915
Payable for fund shares redeemed	7,616
Distributions payable	3,408
Accrued management fee	2,141
Other affiliated payables	543
Other payables and accrued expenses	115
Total liabilities		44,546
Net Assets		$4,491,922
Net Assets consist of:
Paid in capital		$4,584,322
Undistributed net investment income		28,444
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(205,271)
Net unrealized appreciation (depreciation) on investments		84,427
Net Assets, for 502,350 shares outstanding		$4,491,922
Net Asset Value, offering price and redemption price per share ($4,491,922 ÷ 502,350 shares)		$8.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends		$18,976
Interest		281,962
Income from Fidelity Central Funds		1,702
Total income		302,640
Expenses
Management fee	$25,928
Transfer agent fees	5,604
Accounting fees and expenses	1,157
Custodian fees and expenses	55
Independent trustees' fees and expenses	19
Registration fees	136
Audit	122
Legal	345
Miscellaneous	42
Total expenses before reductions	33,408
Expense reductions	(31)	33,377
Net investment income (loss)		269,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,238)
Fidelity Central Funds	41
Total net realized gain (loss)		(64,197)
Change in net unrealized appreciation (depreciation) on investment securities		388,354
Net gain (loss)		324,157
Net increase (decrease) in net assets resulting from operations		$593,420

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$269,263	$278,008
Net realized gain (loss)	(64,197)	(138,943)
Change in net unrealized appreciation (depreciation)	388,354	(299,412)
Net increase (decrease) in net assets resulting from operations	593,420	(160,347)
Distributions to shareholders from net investment income	(252,069)	(272,331)
Share transactions
Proceeds from sales of shares	1,064,869	818,801
Reinvestment of distributions	206,922	222,565
Cost of shares redeemed	(1,555,712)	(1,521,524)
Net increase (decrease) in net assets resulting from share transactions	(283,921)	(480,158)
Redemption fees	321	295
Total increase (decrease) in net assets	57,751	(912,541)
Net Assets
Beginning of period	4,434,171	5,346,712
End of period	$4,491,922	$4,434,171
Other Information
Undistributed net investment income end of period	$28,444	$13,831
Shares
Sold	123,618	98,618
Issued in reinvestment of distributions	23,922	26,703
Redeemed	(178,909)	(183,352)
Net increase (decrease)	(31,369)	(58,031)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity High Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.31	$9.04	$9.45	$9.59	$9.05
Income from Investment Operations
Net investment income (loss)A	.501	.503	.495	.523	.551
Net realized and unrealized gain (loss)	.597	(.741)	(.291)	(.091)	.538
Total from investment operations	1.098	(.238)	.204	.432	1.089
Distributions from net investment income	(.469)	(.493)	(.486)	(.509)	(.504)
Distributions from net realized gain	–	–	(.129)	(.064)	(.046)
Total distributions	(.469)	(.493)	(.615)	(.573)	(.550)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.001
Net asset value, end of period	$8.94	$8.31	$9.04	$9.45	$9.59
Total ReturnB	13.56%	(2.47)%	2.29%	4.74%	12.44%
Ratios to Average Net AssetsC,D
Expenses before reductions	.72%	.73%	.72%	.72%	.72%
Expenses net of fee waivers, if any	.72%	.73%	.72%	.72%	.72%
Expenses net of all reductions	.72%	.73%	.72%	.72%	.72%
Net investment income (loss)	5.81%	6.00%	5.38%	5.58%	5.96%
Supplemental Data
Net assets, end of period (in millions)	$4,492	$4,434	$5,347	$6,372	$6,678
Portfolio turnover rateE	52%	33%	37%	56%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, deferred trustees compensation, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$210,300
Gross unrealized depreciation	(106,311)
Net unrealized appreciation (depreciation) on securities	$103,989
Tax Cost	$4,318,047

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,031
Capital loss carryforward	$(203,387)
Net unrealized appreciation (depreciation) on securities and other investments	$103,989

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(29,322)
Long-term	(174,065)
Total no expiration	$(203,387)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$252,069	$ 272,331

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,209,102 and $2,513,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were less than five hundred dollars for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $16.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. A decision is pending in a trial intended to help determine the value of any remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $13,206 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Summer Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.72%	$1,000.00	$1,064.40	$3.69
Hypothetical-C		$1,000.00	$1,021.22	$3.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $62,830,936 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

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Fidelity® Series High Income Fund Fidelity® Series High Income Fund Class F Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series High Income Fund	14.25%	6.02%	5.97%
Class F	14.37%	6.14%	6.09%

 A From March 10, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund, a class of the fund, on March 10, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$14,281	Fidelity® Series High Income Fund
$14,925	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Portfolio Manager Frederick Hoff:  For the fiscal year, the fund's share classes gained roughly 14%, outperforming the BofA Merrill Lynch index. The fund’s results, along with the overall high-yield market, rose on investors’ increased optimism about the global economy and enhanced prospects for U.S. growth. Relative to the benchmark, strong security selection in transportation ex air/rail, gaming and banks & thrifts added meaningful value. Conversely, detractors included bond picking in super retail, as well as an overweighting in the lagging health care category and an underweighting in the strong-performing energy segment. From a credit-quality standpoint, the fund enjoyed strong bond selection across most credit tiers, especially among issues rated B. The one exception was with our investments in bonds rated CCC and below, where security selection was subpar. Our two largest individual contributors versus the index were beneficiaries of rebounding commodity prices: dry-bulk shipping company Navios Maritime and Chesapeake Energy. In contrast, the fund was hurt by an overweighting in bonds of BI-LO, a highly levered supermarket operator that has been weighed down by lower sales. Overweighting bonds of hospital operator Community Health Systems also notably detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Community Health Systems, Inc.	2.7	2.3
BI-LO LLC/BI-LO Finance Corp.	1.7	1.3
CCO Holdings LLC/CCO Holdings Capital Corp.	1.6	1.0
Altice SA	1.6	1.4
Freeport-McMoRan, Inc.	1.5	1.0
	9.1

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	11.7	12.6
Healthcare	11.5	13.8
Telecommunications	9.1	8.1
Banks & Thrifts	6.3	6.8
Cable/Satellite TV	5.9	4.7

Quality Diversification (% of fund's net assets)

As of April 30, 2017
BBB	0.4%
BB	28.9%
B	43.1%
CCC,CC,C	15.0%
Not Rated	0.7%
Equities	2.2%
Short-Term Investments and Net Other Assets	9.7%

As of October 31, 2016
BBB	0.6%
BB	30.3%
B	40.7%
CCC,CC,C	19.0%
Not Rated	0.6%
Equities	1.2%
Short-Term Investments and Net Other Assets	7.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	78.9%
Convertible Bonds, Preferred Stocks	1.8%
Common Stocks	0.5%
Bank Loan Obligations	4.4%
Other Investments	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	9.7%

 * Foreign investments - 24.4%

As of October 31, 2016*
Nonconvertible Bonds	79.1%
Convertible Bonds, Preferred Stocks	0.8%
Common Stocks	0.4%
Bank Loan Obligations	6.8%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.6%

 * Foreign investments - 22.9%

Investments April 30, 2017

Showing Percentage of Net Assets

Corporate Bonds - 79.0%
	Principal Amount	Value
Convertible Bonds - 0.1%
Capital Goods - 0.0%
General Cable Corp. 4.5% 11/15/29 (a)	$1,814,000	$1,420,589
Diversified Financial Services - 0.1%
Ensco Jersey Finance Ltd. 3% 1/31/24 (b)	2,140,000	1,980,838

TOTAL CONVERTIBLE BONDS		3,401,427

Nonconvertible Bonds - 78.9%
Air Transportation - 0.1%
Allegiant Travel Co. 5.5% 7/15/19	3,625,000	3,733,750
Automotive & Auto Parts - 0.3%
Allison Transmission, Inc. 5% 10/1/24 (b)	3,155,000	3,214,156
Penske Automotive Group, Inc. 5.5% 5/15/26	855,000	850,725
The Goodyear Tire & Rubber Co. 5% 5/31/26	5,140,000	5,274,925
		9,339,806
Banks & Thrifts - 1.6%
Ally Financial, Inc.:
4.25% 4/15/21	4,770,000	4,877,325
5.75% 11/20/25	22,265,000	22,793,794
Royal Bank of Scotland Group PLC 5.125% 5/28/24	16,410,000	16,870,694
		44,541,813
Broadcasting - 0.7%
AMC Networks, Inc. 5% 4/1/24	855,000	866,243
CBS Radio, Inc. 7.25% 11/1/24 (b)	3,765,000	4,094,438
Gray Television, Inc. 5.875% 7/15/26 (b)	2,120,000	2,194,200
iHeartCommunications, Inc.:
9% 9/15/22	3,755,000	2,835,025
10.625% 3/15/23	4,900,000	3,748,500
11.25% 3/1/21 (b)	4,625,000	3,549,688
Sirius XM Radio, Inc. 5.375% 7/15/26 (b)	2,670,000	2,733,413
		20,021,507
Building Materials - 0.6%
Builders FirstSource, Inc. 5.625% 9/1/24 (b)	2,735,000	2,837,563
Building Materials Corp. of America:
5.5% 2/15/23 (b)	4,430,000	4,607,200
6% 10/15/25 (b)	4,195,000	4,478,163
U.S. Concrete, Inc. 6.375% 6/1/24	2,770,000	2,894,650
USG Corp. 5.5% 3/1/25 (b)	2,770,000	2,908,500
		17,726,076
Cable/Satellite TV - 5.6%
Altice SA 7.75% 5/15/22 (b)	40,875,000	43,435,001
Altice U.S. Finance SA:
5.375% 7/15/23 (b)	5,690,000	5,938,938
5.5% 5/15/26 (b)	12,000,000	12,405,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	4,450,000	4,628,000
5.125% 5/1/27 (b)	13,450,000	13,719,000
5.5% 5/1/26 (b)	7,285,000	7,644,733
5.75% 9/1/23	7,640,000	8,022,000
5.875% 4/1/24 (b)	9,080,000	9,726,950
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)	4,245,000	4,340,513
CSC Holdings, Inc. 5.5% 4/15/27 (b)	5,810,000	6,006,088
DISH DBS Corp.:
5.875% 7/15/22	4,135,000	4,380,164
6.75% 6/1/21	4,995,000	5,432,063
7.75% 7/1/26	2,390,000	2,799,288
Virgin Media Finance PLC 4.875% 2/15/22	8,880,000	7,969,800
Virgin Media Secured Finance PLC 5.5% 8/15/26 (b)	2,895,000	2,956,519
VTR Finance BV 6.875% 1/15/24 (b)	2,000,000	2,125,000
Ziggo Secured Finance BV 5.5% 1/15/27 (b)	13,505,000	13,843,030
		155,372,087
Capital Goods - 1.4%
Belden, Inc. 5.25% 7/15/24 (b)	5,435,000	5,489,350
General Cable Corp. 5.75% 10/1/22 (c)	32,546,000	32,220,540
		37,709,890
Chemicals - 4.1%
A. Schulman, Inc. 6.875% 6/1/23	5,155,000	5,438,525
Blue Cube Spinco, Inc. 10% 10/15/25	6,250,000	7,703,125
CF Industries Holdings, Inc.:
3.45% 6/1/23	5,900,000	5,501,750
5.15% 3/15/34	5,040,000	4,561,200
5.375% 3/15/44	6,405,000	5,580,356
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)	4,285,000	4,477,825
Koppers, Inc. 6% 2/15/25 (b)	2,260,000	2,367,350
Momentive Performance Materials, Inc. 3.88% 10/24/21	18,676,000	18,559,275
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)	27,576,000	3
The Chemours Co. LLC:
6.625% 5/15/23	6,805,000	7,281,350
7% 5/15/25	15,470,000	16,997,663
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.75% 5/1/22 (b)	2,675,000	2,822,125
Tronox Finance LLC 6.375% 8/15/20	23,115,000	23,490,619
Valvoline Finco Two LLC 5.5% 7/15/24 (b)	2,075,000	2,194,313
Versum Materials, Inc. 5.5% 9/30/24 (b)	2,965,000	3,079,894
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)	2,165,000	2,324,669
5.625% 10/1/24 (b)	2,475,000	2,685,375
		115,065,417
Consumer Products - 0.0%
Edgewell Personal Care Co. 5.5% 6/15/25 (b)	210,000	218,925
Containers - 1.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.289% 5/15/21 (b)(c)	7,230,000	7,383,638
4.625% 5/15/23 (b)	12,285,000	12,546,056
6% 2/15/25 (b)	3,267,000	3,377,261
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (b)	2,385,000	2,337,300
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (b)	4,140,000	4,315,950
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (b)	3,950,000	4,117,875
Sealed Air Corp. 5.25% 4/1/23 (b)	2,920,000	3,095,200
		37,173,280
Diversified Financial Services - 4.0%
Aircastle Ltd.:
5% 4/1/23	4,435,000	4,734,363
5.125% 3/15/21	4,795,000	5,112,669
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)	3,595,000	3,756,775
CIT Group, Inc. 5% 8/15/22	9,475,000	10,193,205
FLY Leasing Ltd.:
6.375% 10/15/21	9,522,000	9,902,880
6.75% 12/15/20	3,975,000	4,173,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	7,245,000	7,335,563
6.25% 2/1/22 (b)	2,180,000	2,267,200
6.75% 2/1/24 (b)	2,120,000	2,212,750
ILFC E-Capital Trust I 4.66% 12/21/65 (b)(c)	8,630,000	8,198,500
ILFC E-Capital Trust II 4.91% 12/21/65 (b)(c)	9,553,000	9,170,880
Intelsat Connect Finance SA 12.5% 4/1/22 (b)	1,698,000	1,494,240
MSCI, Inc.:
4.75% 8/1/26 (b)	3,040,000	3,123,600
5.75% 8/15/25 (b)	1,635,000	1,761,713
Navient Corp.:
5% 10/26/20	2,425,000	2,470,469
7.25% 9/25/23	655,000	684,475
SLM Corp.:
4.875% 6/17/19	6,680,000	6,896,432
7.25% 1/25/22	2,925,000	3,115,125
8% 3/25/20	6,038,000	6,626,705
Springleaf Financial Corp. 8.25% 12/15/20	3,180,000	3,484,326
Tervita Escrow Corp. 7.625% 12/1/21 (b)	13,130,000	13,491,075
		110,206,695
Diversified Media - 2.3%
Clear Channel Worldwide Holdings, Inc. Series A:
6.5% 11/15/22	6,115,000	6,237,300
7.625% 3/15/20	11,345,000	11,259,913
E.W. Scripps Co. 5.125% 5/15/25 (b)	750,000	769,688
MDC Partners, Inc. 6.5% 5/1/24 (b)	27,508,000	26,820,300
Nielsen Co. S.a.r.l. (Luxembourg) 5% 2/1/25 (b)	2,255,000	2,257,819
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)	14,730,000	15,153,488
		62,498,508
Energy - 10.8%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.5% 5/20/25	4,270,000	4,312,700
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)	6,440,000	6,625,150
Baytex Energy Corp. 5.125% 6/1/21 (b)	3,495,000	3,267,825
Calfrac Holdings LP 7.5% 12/1/20 (b)	5,875,000	5,390,313
Chesapeake Energy Corp.:
4.875% 4/15/22	4,510,000	4,137,925
5.375% 6/15/21	8,930,000	8,438,850
8% 12/15/22 (b)	1,626,000	1,713,398
8% 1/15/25(b)	2,135,000	2,110,981
Citgo Petroleum Corp. 6.25% 8/15/22 (b)	16,028,000	16,348,560
Concho Resources, Inc.:
4.375% 1/15/25	5,545,000	5,614,313
5.5% 4/1/23	395,000	409,566
Continental Resources, Inc.:
4.5% 4/15/23	4,815,000	4,742,775
5% 9/15/22	11,400,000	11,499,750
Covey Park Energy LLC 7.5% 5/15/25 (b)	2,260,000	2,296,725
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	2,590,000	2,703,313
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	5,900,000	5,988,500
Denbury Resources, Inc.:
4.625% 7/15/23	10,949,000	7,500,065
5.5% 5/1/22	6,110,000	4,551,950
Ensco PLC:
5.2% 3/15/25	2,605,000	2,207,738
5.75% 10/1/44	5,160,000	3,758,544
Exterran Energy Solutions LP 8.125% 5/1/25 (b)	2,790,000	2,878,931
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,120,000	2,125,300
FTS International, Inc. 6.25% 5/1/22	8,000,000	6,920,000
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)	5,160,000	4,837,500
5.75% 10/1/25 (b)	3,650,000	3,540,500
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.125% 7/15/19	3,205,000	3,196,988
6.125% 3/1/25 (b)	2,620,000	2,436,600
Noble Holding International Ltd.:
5.25% 3/15/42	3,815,000	2,500,733
6.05% 3/1/41	3,935,000	2,754,500
7.7% 4/1/25 (c)	3,075,000	2,782,875
7.75% 1/15/24	13,875,000	12,660,938
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	2,705,000	2,797,984
NRG Yield Operating LLC 5% 9/15/26 (b)	2,780,000	2,724,400
NuStar Logistics LP 5.625% 4/28/27	1,445,000	1,490,200
Parsley Energy LLC/Parsley 6.25% 6/1/24 (b)	1,030,000	1,089,225
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23	9,290,000	9,429,350
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	995,000	1,019,875
PDC Energy, Inc. 6.125% 9/15/24 (b)	1,795,000	1,839,875
Peabody Securities Finance Corp. 6% 3/31/22 (b)	1,275,000	1,300,500
Range Resources Corp. 5% 3/15/23 (b)	3,405,000	3,370,950
Rice Energy, Inc. 6.25% 5/1/22	2,780,000	2,906,851
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	4,540,000	4,528,650
5.625% 11/15/23	2,665,000	2,631,688
SemGroup Corp. 6.375% 3/15/25 (b)	3,685,000	3,703,425
SM Energy Co.:
5% 1/15/24	8,500,000	8,011,250
5.625% 6/1/25	4,185,000	3,996,675
6.125% 11/15/22	8,320,000	8,465,600
6.5% 1/1/23	7,270,000	7,379,050
6.75% 9/15/26	2,280,000	2,297,100
Southwestern Energy Co.:
4.1% 3/15/22	16,585,000	15,506,975
5.8% 1/23/20 (c)	5,505,000	5,560,050
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (b)	1,445,000	1,481,125
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21	3,890,000	4,108,774
6.375% 4/1/23	6,335,000	6,746,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	4,185,000	4,143,150
5.125% 2/1/25 (b)	2,885,000	2,978,763
6.375% 8/1/22	2,058,000	2,120,769
6.75% 3/15/24	1,490,000	1,624,100
Teine Energy Ltd. 6.875% 9/30/22 (b)	525,000	535,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	3,828,000	3,933,270
6.125% 10/15/21	2,620,000	2,734,625
6.25% 10/15/22	3,965,000	4,252,463
Transocean, Inc. 9% 7/15/23 (b)	3,755,000	4,003,769
Weatherford International Ltd.:
6.5% 8/1/36	3,345,000	3,161,025
7% 3/15/38	3,465,000	3,317,738
Weatherford International, Inc. 6.8% 6/15/37	2,210,000	2,088,450
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	2,965,000	3,202,200
Whiting Petroleum Corp.:
5.75% 3/15/21	2,365,000	2,353,175
6.25% 4/1/23	1,455,000	1,455,000
WPX Energy, Inc.:
6% 1/15/22	3,505,000	3,557,575
8.25% 8/1/23	2,555,000	2,848,825
		300,950,550
Entertainment/Film - 0.6%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27 (b)	1,625,000	1,659,531
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	3,435,000	3,568,106
5.625% 2/15/24	4,285,000	4,499,250
5.875% 3/15/25	3,515,000	3,717,113
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)	4,729,468	4,067,342
		17,511,342
Environmental - 0.9%
Covanta Holding Corp.:
5.875% 3/1/24	6,910,000	6,944,550
5.875% 7/1/25	790,000	790,000
6.375% 10/1/22	4,804,000	4,942,115
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	13,015,000	13,535,600
		26,212,265
Food & Drug Retail - 3.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)	6,985,000	6,792,913
6.625% 6/15/24 (b)	5,935,000	6,068,538
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)	30,150,000	26,381,250
9.375% 9/15/18 pay-in-kind (b)(c)	36,320,000	18,523,200
Cumberland Farms, Inc. 6.75% 5/1/25 (b)	1,135,000	1,177,733
Performance Food Group, Inc. 5.5% 6/1/24 (b)	3,110,000	3,218,850
Rite Aid Corp. 7.7% 2/15/27	4,550,000	4,914,000
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)	23,460,000	20,527,500
		87,603,984
Food/Beverage/Tobacco - 3.7%
B&G Foods, Inc. 5.25% 4/1/25	3,275,000	3,352,880
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	22,860,000	22,574,250
Cott Beverages, Inc. 5.375% 7/1/22	445,000	461,131
Cott Holdings, Inc. 5.5% 4/1/25 (b)	4,875,000	4,960,313
ESAL GmbH 6.25% 2/5/23 (b)	17,845,000	18,090,369
JBS Investments GmbH 7.75% 10/28/20 (b)	10,220,000	10,715,159
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)	2,990,000	3,087,175
7.25% 6/1/21 (b)	9,335,000	9,591,713
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)	4,245,000	4,382,963
4.875% 11/1/26 (b)	3,135,000	3,232,969
Minerva Luxembourg SA 6.5% 9/20/26 (b)	6,105,000	6,059,151
Post Holdings, Inc.:
5% 8/15/26 (b)	3,555,000	3,537,225
7.75% 3/15/24 (b)	4,060,000	4,511,675
Vector Group Ltd. 6.125% 2/1/25 (b)	8,515,000	8,813,025
		103,369,998
Gaming - 1.2%
Eagle II Acquisition Co. LLC 6% 4/1/25 (b)	750,000	775,313
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	2,185,000	2,305,175
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)	1,100,000	1,149,500
MCE Finance Ltd. 5% 2/15/21 (b)	1,110,000	1,134,309
Penn National Gaming, Inc. 5.625% 1/15/27 (b)	900,000	906,750
Scientific Games Corp.:
6.625% 5/15/21	8,130,000	7,835,288
7% 1/1/22 (b)	6,035,000	6,461,192
10% 12/1/22	5,110,000	5,544,350
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)(e)	2,165,000	2,167,706
Wynn Macau Ltd. 5.25% 10/15/21 (b)	4,780,000	4,911,450
		33,191,033
Healthcare - 10.7%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)	4,397,000	4,177,150
AmSurg Corp. 5.625% 7/15/22	2,570,000	2,651,341
Community Health Systems, Inc.:
5.125% 8/1/21	20,275,000	20,097,594
6.25% 3/31/23	3,690,000	3,754,575
6.875% 2/1/22	57,479,000	47,563,829
7.125% 7/15/20	2,020,000	1,812,950
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	3,380,000	3,472,950
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	9,975,000	10,255,597
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 2/1/25 (b)(c)	3,945,000	3,331,553
HCA Holdings, Inc.:
4.5% 2/15/27	4,780,000	4,825,362
5.25% 6/15/26	4,930,000	5,256,613
5.375% 2/1/25	4,665,000	4,857,431
5.875% 5/1/23	9,350,000	10,174,670
5.875% 2/15/26	2,680,000	2,847,500
6.25% 2/15/21	5,100,000	5,533,500
7.5% 11/6/33	2,199,000	2,418,900
HealthSouth Corp. 5.75% 9/15/25	3,890,000	3,933,763
IMS Health, Inc. 5% 10/15/26 (b)	6,510,000	6,640,200
Kindred Healthcare, Inc.:
8% 1/15/20	15,875,000	16,390,938
8.75% 1/15/23	11,050,000	11,340,063
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.625% 10/15/23 (b)	3,310,000	3,161,050
MPT Operating Partnership LP/MPT Finance Corp.:
5.5% 5/1/24	3,365,000	3,541,663
6.375% 3/1/24	4,595,000	4,974,088
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (b)	15,122,000	13,912,240
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	12,260,000	12,443,900
5.5% 2/1/21	8,330,000	8,642,375
Teleflex, Inc. 4.875% 6/1/26	4,340,000	4,405,100
Tenet Healthcare Corp.:
4.375% 10/1/21	18,420,000	18,396,975
6% 10/1/20	1,980,000	2,083,950
8.125% 4/1/22	14,681,000	14,901,215
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)	6,260,000	5,367,950
5.5% 3/1/23 (b)	2,450,000	1,794,625
5.625% 12/1/21 (b)	3,495,000	2,686,781
5.875% 5/15/23 (b)	11,085,000	8,189,044
6.125% 4/15/25 (b)	9,835,000	7,260,689
6.75% 8/15/21 (b)	5,101,000	4,221,078
7.25% 7/15/22 (b)	7,851,000	6,329,869
7.5% 7/15/21 (b)	1,425,000	1,179,188
VPI Escrow Corp. 6.375% 10/15/20 (b)	4,020,000	3,452,175
		298,280,434
Homebuilders/Real Estate - 1.3%
Beazer Homes U.S.A., Inc. 6.75% 3/15/25 (b)	3,255,000	3,328,238
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)	2,935,000	3,059,738
6.5% 12/15/20 (b)	2,555,000	2,650,813
CalAtlantic Group, Inc.:
5.25% 6/1/26	1,205,000	1,238,138
5.875% 11/15/24	1,640,000	1,763,000
Howard Hughes Corp. 5.375% 3/15/25 (b)	3,145,000	3,176,450
Mattamy Group Corp. 6.875% 12/15/23 (b)	1,680,000	1,743,000
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)	3,360,000	1,507,800
5.25% 6/27/29 (b)	1,625,000	709,922
5.25% 6/27/29 (Reg. S)	1,785,000	779,822
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (b)	3,025,000	3,055,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (b)	7,164,000	7,558,020
William Lyon Homes, Inc.:
5.875% 1/31/25 (b)	2,820,000	2,890,500
7% 8/15/22	3,175,000	3,317,875
		36,778,566
Hotels - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)	8,059,000	8,159,738
Hilton Escrow Issuer LLC 4.25% 9/1/24 (b)	2,000,000	2,015,000
		10,174,738
Leisure - 0.7%
Carlson Travel, Inc.:
6.75% 12/15/23 (b)	1,745,000	1,802,794
9.5% 12/15/24 (b)	3,160,000	3,262,700
Cedar Fair LP/Magnum Management Corp. 5.375% 4/15/27 (b)	1,685,000	1,741,700
Silversea Cruises 7.25% 2/1/25 (b)	1,885,000	1,998,100
Six Flags Entertainment Corp.:
4.875% 7/31/24 (b)	1,640,000	1,654,350
5.5% 4/15/27 (b)	1,640,000	1,671,775
Studio City Co. Ltd.:
5.875% 11/30/19 (b)	3,055,000	3,196,294
7.25% 11/30/21 (b)	4,420,000	4,738,240
		20,065,953
Metals/Mining - 2.1%
First Quantum Minerals Ltd.:
7.25% 5/15/22 (b)	2,480,000	2,554,400
7.25% 4/1/23 (b)	5,070,000	5,161,894
7.5% 4/1/25 (b)	4,895,000	4,992,900
Freeport-McMoRan, Inc.:
3.55% 3/1/22	7,380,000	6,937,200
3.875% 3/15/23	3,665,000	3,399,288
4.55% 11/14/24	16,995,000	15,966,803
5.4% 11/14/34	6,570,000	5,830,875
6.75% 2/1/22 (b)	4,825,000	5,036,094
6.875% 2/15/23 (b)	4,810,000	5,062,525
Murray Energy Corp. 11.25% 4/15/21 (b)	4,555,000	3,416,250
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)	7,630,000	1
		58,358,230
Paper - 0.1%
Louisiana-Pacific Corp. 4.875% 9/15/24	2,390,000	2,419,875
NewPage Corp. 11.375% 12/31/2114 (d)	56,458,756	6
		2,419,881
Restaurants - 0.1%
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (b)	3,515,000	3,629,238
Services - 2.6%
Algeco Scotsman Global Finance PLC 8.5% 10/15/18 (b)	3,345,000	3,135,938
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)	19,170,000	16,246,575
APX Group, Inc.:
6.375% 12/1/19	5,624,000	5,820,840
7.875% 12/1/22	8,405,000	9,161,450
8.75% 12/1/20	2,690,000	2,787,513
Aramark Services, Inc.:
4.75% 6/1/26	2,810,000	2,866,200
5% 4/1/25 (b)	3,250,000	3,396,250
5.125% 1/15/24	3,660,000	3,861,300
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125% 6/1/22 (b)	2,765,000	2,688,963
Garda World Security Corp. 7.25% 11/15/21 (b)	6,460,000	6,534,290
IHS Markit Ltd. 5% 11/1/22 (b)	1,370,000	1,464,188
Laureate Education, Inc. 8.25% 5/1/25 (b)	3,265,000	3,354,788
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (b)	1,410,000	1,455,825
United Rentals North America, Inc.:
5.5% 5/15/27	2,970,000	3,055,388
5.875% 9/15/26	5,795,000	6,113,725
		71,943,233
Steel - 0.2%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)	510,000	553,988
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)	3,775,000	3,916,563
		4,470,551
Super Retail - 0.6%
Asbury Automotive Group, Inc. 6% 12/15/24	3,975,000	4,104,188
Claire's Stores, Inc. 6.125% 3/15/20 (b)	10,985,000	4,448,925
DBP Holding Corp. 7.75% 10/15/20 (b)	5,420,000	3,577,200
JC Penney Corp., Inc.:
6.375% 10/15/36	645,000	493,425
7.4% 4/1/37	1,130,000	923,775
Sonic Automotive, Inc. 6.125% 3/15/27 (b)	1,990,000	2,004,925
		15,552,438
Technology - 3.0%
Compiler Finance Sub, Inc. 7% 5/1/21 (b)	10,715,000	5,411,075
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (b)	4,520,000	5,243,200
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)	3,920,000	4,155,200
7.125% 6/15/24 (b)	4,970,000	5,493,525
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)	10,945,000	11,588,019
Lucent Technologies, Inc.:
6.45% 3/15/29	17,542,000	19,734,750
6.5% 1/15/28	1,395,000	1,541,475
Micron Technology, Inc.:
5.25% 1/15/24 (b)	9,815,000	10,119,265
5.5% 2/1/25	300,000	313,500
Nuance Communications, Inc. 5.625% 12/15/26 (b)	7,835,000	8,099,431
Open Text Corp. 5.875% 6/1/26 (b)	2,800,000	2,989,000
Parametric Technology Corp. 6% 5/15/24	1,745,000	1,867,150
Qorvo, Inc. 6.75% 12/1/23	2,780,000	3,016,300
Tempo Acquisition LLC 6.75% 6/1/25 (b)(e)	2,625,000	2,697,188
		82,269,078
Telecommunications - 8.7%
Altice Financing SA:
6.5% 1/15/22 (b)	1,140,000	1,195,575
7.5% 5/15/26 (b)	13,090,000	14,137,200
Altice Finco SA:
7.625% 2/15/25 (b)	7,170,000	7,349,250
8.125% 1/15/24 (b)	16,875,000	18,225,000
Broadview Networks Holdings, Inc. 10.5% 11/15/17	8,001,000	7,980,998
Cincinnati Bell, Inc. 7% 7/15/24 (b)	3,465,000	3,667,703
CommScope Technologies Finance LLC:
5% 3/15/27 (b)	3,155,000	3,182,606
6% 6/15/25 (b)	2,890,000	3,081,463
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (b)	790,000	811,725
5.375% 3/15/27 (b)	675,000	695,250
Frontier Communications Corp.:
10.5% 9/15/22	3,050,000	3,065,250
11% 9/15/25	13,220,000	12,740,775
GCI, Inc. 6.875% 4/15/25	3,450,000	3,708,750
Intelsat Jackson Holdings SA:
5.5% 8/1/23	7,445,000	6,356,169
7.5% 4/1/21	3,255,000	2,978,325
8% 2/15/24 (b)	4,960,000	5,332,000
Intelsat Luxembourg SA 7.75% 6/1/21	1,257,000	727,489
Level 3 Financing, Inc.:
5.125% 5/1/23	4,440,000	4,556,550
5.25% 3/15/26	4,965,000	5,120,553
5.375% 1/15/24	8,255,000	8,579,752
Neptune Finco Corp.:
6.625% 10/15/25 (b)	4,865,000	5,321,094
10.125% 1/15/23 (b)	3,750,000	4,350,000
10.875% 10/15/25 (b)	1,615,000	1,940,019
Sable International Finance Ltd. 6.875% 8/1/22 (b)	6,015,000	6,452,892
SFR Group SA:
6% 5/15/22 (b)	6,155,000	6,416,588
7.375% 5/1/26 (b)	6,300,000	6,622,875
Sprint Capital Corp. 6.875% 11/15/28	4,894,000	5,297,755
Sprint Communications, Inc. 6% 11/15/22	11,860,000	12,356,638
Sprint Corp.:
7.125% 6/15/24	10,795,000	11,773,351
7.25% 9/15/21	9,180,000	10,040,625
7.875% 9/15/23	14,950,000	16,781,375
T-Mobile U.S.A., Inc.:
6% 4/15/24	12,105,000	13,115,768
6.625% 4/1/23	11,270,000	12,044,813
Telesat Canada/Telesat LLC 8.875% 11/15/24 (b)	3,650,000	4,015,000
Wind Acquisition Finance SA 4.75% 7/15/20 (b)	8,135,000	8,257,025
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)	3,005,000	3,189,056
		241,467,257
Transportation Ex Air/Rail - 1.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)	8,370,000	7,459,763
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)	23,070,000	19,840,200
8.125% 2/15/19	9,951,000	8,955,900
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)	2,350,000	2,320,625
Teekay Corp. 8.5% 1/15/20	13,085,000	12,954,150
		51,530,638
Utilities - 4.1%
Calpine Corp. 5.5% 2/1/24	4,085,000	3,942,025
Cortes NP Acquisition Corp. 9.25% 10/15/24 (b)	5,645,000	6,061,319
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	7,605,000	8,137,350
Dynegy, Inc.:
7.375% 11/1/22	7,555,000	7,233,913
7.625% 11/1/24	36,430,000	33,333,450
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	7,430,000	7,355,700
7% 6/15/23	10,755,000	10,647,450
InterGen NV 7% 6/30/23 (b)	21,695,000	20,230,588
NRG Energy, Inc. 7.875% 5/15/21	395,000	404,875
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)	4,309,848	4,633,087
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)	2,150,000	2,206,438
PPL Energy Supply LLC:
4.6% 12/15/21	4,590,000	3,557,250
6.5% 6/1/25	2,640,000	2,098,800
RJS Power Holdings LLC 4.625% 7/15/19 (b)(c)	728,000	717,080
The AES Corp. 6% 5/15/26	3,475,000	3,666,125
		114,225,450

TOTAL NONCONVERTIBLE BONDS		2,193,612,611

TOTAL CORPORATE BONDS
(Cost $2,140,505,680)		2,197,014,038
	Shares	Value

Common Stocks - 0.5%
Automotive & Auto Parts - 0.3%
Chassix Holdings, Inc. (f)	180,386	5,629,847
Chassix Holdings, Inc. warrants 7/29/20 (f)	48,708	342,417
Motors Liquidation Co. GUC Trust (f)	49,155	421,750

TOTAL AUTOMOTIVE & AUTO PARTS		6,394,014

Environmental - 0.0%
Tervita Corp. Class A	116,052	717,541
Metals/Mining - 0.0%
Aleris Corp. (f)	46,900	272,489
Telecommunications - 0.1%
Broadview Networks Holdings, Inc. (f)(g)	520,065	3,161,995
Transportation Ex Air/Rail - 0.1%
Navios Maritime Holdings, Inc. (f)(h)	771,100	1,310,870
Tricer Holdco SCA (i)	220,288	1,515,581

TOTAL TRANSPORTATION EX AIR/RAIL		2,826,451

TOTAL COMMON STOCKS
(Cost $39,366,285)		13,372,490

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 0.6%
Energy - 0.6%
Chesapeake Energy Corp. Series A 5.75%	24,700	15,545,563
Nonconvertible Preferred Stocks - 1.1%
Environmental - 1.1%
Tervita Corp. Series A	4,769,117	29,487,087
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (i)	97,905,800	979,058

TOTAL NONCONVERTIBLE PREFERRED STOCKS		30,466,145

TOTAL PREFERRED STOCKS
(Cost $47,007,427)		46,011,708
	Principal Amount	Value

Bank Loan Obligations - 4.4%
Automotive & Auto Parts - 0.1%
Chassix, Inc. term loan 12% 7/29/19	1,876,195	1,876,195
Broadcasting - 0.0%
CBS Radio, Inc. Tranche B 1LN, term loan 3/2/24 (j)	535,000	538,568
Cable/Satellite TV - 0.3%
Charter Communication Operating LLC term loan 2.99% 7/1/20 (c)	4,623,826	4,646,945
WideOpenWest Finance LLC Tranche B, term loan 4.554% 8/19/23 (c)	3,828,256	3,847,934

TOTAL CABLE/SATELLITE TV		8,494,879

Capital Goods - 0.1%
SRAM LLC. Tranche B, term loan 4.536% 3/15/24 (c)	2,170,928	2,165,500
Chemicals - 0.1%
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.6468% 3/19/20 (c)	3,157,198	3,172,605
Containers - 0.2%
Reynolds Group Holdings, Inc. Tranche B, term loan 3.9928% 2/5/23 (c)	4,231,258	4,252,160
Diversified Media - 0.1%
Outfront Media Capital LLC / Corp. Tranche B, term loan 3.2444% 3/16/24 (c)	3,922,875	3,945,432
Energy - 0.3%
FTS International, Inc. Tranche B, term loan 5.75% 4/16/21 (c)	6,935,000	6,016,113
Seadrill Operating LP Tranche B, term loan 4.1468% 2/21/21 (c)	5,189,462	3,489,913

TOTAL ENERGY		9,506,026

Gaming - 0.2%
Caesars Growth Properties Holdings, LLC term loan 4% 5/8/21(c)	265,000	266,325
CityCenter Holdings LLC term loan 3.4939% 4/18/24 (c)	4,555,000	4,560,694

TOTAL GAMING		4,827,019

Healthcare - 0.8%
Community Health Systems, Inc. Tranche H, term loan 4.0477% 1/27/21 (c)	1,656,808	1,645,757
Kindred Healthcare, Inc. Tranche B, term loan 4.6875% 4/9/21 (c)	4,330,927	4,344,483
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (c)	17,752,247	17,656,207

TOTAL HEALTHCARE		23,646,447

Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 6.6468% 3/14/22 (c)	415,000	419,540
Restaurants - 0.0%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (c)	883,159	883,379
Services - 0.9%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (c)	8,331,520	7,744,815
Almonde, Inc. Tranche B 1LN, term loan 5/3/24 (j)	1,405,000	1,410,704
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.9172% 11/26/20 (c)	6,850,510	6,867,637
Garda World Security Corp.:
term loan 4.0052% 11/8/20 (c)	3,263,411	3,260,147
Tranche B 1LN, term loan 4.005% 11/8/20 (c)	513,713	513,199
Tranche DD, term loan 4.0052% 11/8/20 (c)	566,887	566,320
Laureate Education, Inc. Tranche B 1LN, term loan 4/26/24(j)	4,760,000	4,750,099

TOTAL SERVICES		25,112,921

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 4.9062% 6/14/21 (c)	4,267,804	4,314,494
Super Retail - 0.3%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (c)	7,587,142	6,420,619
Sears Holdings Corp. Tranche ABL, term loan 5.4997% 6/30/18 (c)	2,554,837	2,512,529

TOTAL SUPER RETAIL		8,933,148

Technology - 0.3%
First Data Corp. Tranche B 1LN, term loan 3.4911% 4/26/24 (c)	1,735,000	1,735,000
Information Resources, Inc. Tranche B 1LN, term loan 5.25% 1/18/24 (c)	910,000	918,818
Kronos, Inc. term loan 5.034% 11/1/23 (c)	4,673,288	4,687,307

TOTAL TECHNOLOGY		7,341,125

Telecommunications - 0.3%
Radiate Holdco LLC Tranche B, term loan 3.9928% 2/1/24 (c)	4,525,000	4,538,349
Sprint Communications, Inc. Tranche B, term loan 3.5% 2/3/24 (c)	2,985,000	2,986,881

TOTAL TELECOMMUNICATIONS		7,525,230

Utilities - 0.2%
Cortes NP Acquisition Corp. Tranche B, term loan 5.0302% 11/30/23 (c)	4,117,446	4,141,451
Vistra Operations Co. LLC Tranche B 2LN, term loan 4.2537% 12/14/23 (c)	1,765,575	1,771,101

TOTAL UTILITIES		5,912,552

TOTAL BANK LOAN OBLIGATIONS
(Cost $122,273,334)		122,867,220

Preferred Securities - 4.7%
Banks & Thrifts - 4.7%
Bank of America Corp.:
6.1% (c)(k)	5,230,000	5,641,649
6.25% (c)(k)	3,190,000	3,452,507
Barclays Bank PLC 7.625% 11/21/22	12,860,000	14,518,238
Barclays PLC:
6.625% (c)(k)	14,135,000	14,519,631
8.25% (c)(k)	7,517,000	8,075,413
Citigroup, Inc.:
5.875% (c)(k)	16,510,000	17,307,229
6.3% (c)(k)	5,300,000	5,747,127
Credit Agricole SA:
6.625% (b)(c)(k)	5,565,000	5,721,227
7.875% (b)(c)(k)	8,001,000	8,626,404
8.125% (b)(c)(k)	2,855,000	3,175,419
Credit Suisse Group AG 6.25% (b)(c)(k)	3,080,000	3,281,519
Deutsche Bank AG 7.5% (c)(k)	2,850,000	2,896,898
JPMorgan Chase & Co.:
5.3% (c)(k)	3,465,000	3,704,258
6.125% (c)(k)	3,995,000	4,286,553
Lloyds Banking Group PLC 7.5% (c)(k)	8,540,000	9,262,767
Royal Bank of Scotland Group PLC:
7.5% (c)(k)	10,480,000	10,921,698
8% (c)(k)	2,100,000	2,193,359
8.625% (c)(k)	7,285,000	7,918,795

TOTAL BANKS & THRIFTS		131,250,691

TOTAL PREFERRED SECURITIES
(Cost $122,758,510)		131,250,691
	Shares	Value

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 0.85% (l)	203,592,927	203,633,646
Fidelity Securities Lending Cash Central Fund 0.86% (l)(m)	1,199,880	1,200,000
TOTAL MONEY MARKET FUNDS
(Cost $204,823,738)		204,833,646
TOTAL INVESTMENT PORTFOLIO - 97.7%
(Cost $2,676,734,974)		2,715,349,793
NET OTHER ASSETS (LIABILITIES) - 2.3%		64,113,776
NET ASSETS - 100%		$2,779,463,569

Legend

 (a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,053,481,221 or 37.9% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Affiliated company

 (h) Security or a portion of the security is on loan at period end.

 (i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,494,639 or 0.1% of net assets.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Tricer Holdco SCA	12/19/16	$4,423,093
Tricer Holdco SCA	12/19/16	$2,857,323

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,193,270
Fidelity Securities Lending Cash Central Fund	39,202
Total	$1,232,472

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$754,094	$--	$--	$--	$3,161,995
Total	$754,094	$--	$--	$--	$3,161,995

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,972,264	$--	$--	$5,972,264
Energy	15,545,563	--	15,545,563	--
Financials	421,750	421,750	--	--
Industrials	34,010,137	1,310,870	--	32,699,267
Materials	272,489	--	--	272,489
Telecommunication Services	3,161,995	3,161,995	--	--
Corporate Bonds	2,197,014,038	--	2,197,014,028	10
Bank Loan Obligations	122,867,220	--	120,991,025	1,876,195
Preferred Securities	131,250,691	--	131,250,691	--
Money Market Funds	204,833,646	204,833,646	--	--
Total Investments in Securities:	$2,715,349,793	$209,728,261	$2,464,801,307	$40,820,225

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Industrials
Beginning Balance	$ 3,606,144
Net Realized Gain (Loss) on Investment Securities	(13,388,528)
Net Unrealized Gain (Loss) on Investment Securities	(11,980,467)
Cost of Purchases	61,742,534
Proceeds of Sales	(7,280,416)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 32,699,267
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2017	$(15,654,740)
Other Investments in Securities
Beginning Balance	$ 10,267,556
Net Realized Gain (Loss) on Investment Securities	4,604
Net Unrealized Gain (Loss) on Investment Securities	6,462,826
Cost of Purchases	1
Proceeds of Sales	(8,617,363)
Amortization/Accretion	3,334
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 8,120,958
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2017	$(138,782)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.6%
Canada	5.4%
Luxembourg	4.6%
United Kingdom	3.7%
Netherlands	1.9%
Marshall Islands	1.7%
Cayman Islands	1.4%
Bermuda	1.2%
Austria	1.1%
France	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $1,020,000) — See accompanying schedule: Unaffiliated issuers (cost $2,462,126,041)	$2,507,354,152
Fidelity Central Funds (cost $204,823,738)	204,833,646
Other affiliated issuers (cost $9,785,195)	3,161,995
Total Investments (cost $2,676,734,974)		$2,715,349,793
Cash		423,907
Receivable for investments sold
Regular delivery		20,158,847
Delayed delivery		22,548,645
Receivable for fund shares sold		1,581,594
Dividends receivable		355,062
Interest receivable		41,259,376
Distributions receivable from Fidelity Central Funds		120,377
Prepaid expenses		3,371
Total assets		2,801,800,972
Liabilities
Payable for investments purchased
Regular delivery	$13,537,450
Delayed delivery	4,790,000
Payable for fund shares redeemed	1,273,274
Distributions payable	67
Accrued management fee	1,281,959
Other affiliated payables	180,330
Other payables and accrued expenses	74,323
Collateral on securities loaned	1,200,000
Total liabilities		22,337,403
Net Assets		$2,779,463,569
Net Assets consist of:
Paid in capital		$2,989,070,166
Undistributed net investment income		25,529,705
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(273,751,121)
Net unrealized appreciation (depreciation) on investments		38,614,819
Net Assets		$2,779,463,569
Series High Income:
Net Asset Value, offering price and redemption price per share ($1,285,072,287 ÷ 132,791,956 shares)		$9.68
Class F:
Net Asset Value, offering price and redemption price per share ($1,494,391,282 ÷ 154,421,089 shares)		$9.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$18,305,809
Interest		271,068,167
Income from Fidelity Central Funds		1,232,472
Total income		290,606,448
Expenses
Management fee	$24,253,181
Transfer agent fees	2,101,888
Accounting and security lending fees	1,112,084
Custodian fees and expenses	61,037
Independent trustees' fees and expenses	18,952
Audit	75,516
Legal	16,650
Miscellaneous	48,076
Total expenses before reductions	27,687,384
Expense reductions	(34,074)	27,653,310
Net investment income (loss)		262,953,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(78,598,833)
Fidelity Central Funds	56,262
Foreign currency transactions	(629)
Total net realized gain (loss)		(78,543,200)
Change in net unrealized appreciation (depreciation) on investment securities		417,966,470
Net gain (loss)		339,423,270
Net increase (decrease) in net assets resulting from operations		$602,376,408

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$262,953,138	$323,912,935
Net realized gain (loss)	(78,543,200)	(185,171,101)
Change in net unrealized appreciation (depreciation)	417,966,470	(328,769,675)
Net increase (decrease) in net assets resulting from operations	602,376,408	(190,027,841)
Distributions to shareholders from net investment income	(247,339,463)	(322,051,932)
Distributions to shareholders from net realized gain	–	(27,727,499)
Total distributions	(247,339,463)	(349,779,431)
Share transactions - net increase (decrease)	(2,678,415,045)	(240,056,093)
Total increase (decrease) in net assets	(2,323,378,100)	(779,863,365)
Net Assets
Beginning of period	5,102,841,669	5,882,705,034
End of period	$2,779,463,569	$5,102,841,669
Other Information
Undistributed net investment income end of period	$25,529,705	$14,040,469

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Series High Income Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.96	$9.87	$10.58	$10.63	$9.96
Income from Investment Operations
Net investment income (loss)A	.557	.550	.565	.566	.587
Net realized and unrealized gain (loss)	.687	(.867)	(.382)	(.033)	.655
Total from investment operations	1.244	(.317)	.183	.533	1.242
Distributions from net investment income	(.524)	(.546)	(.552)	(.554)	(.550)
Distributions from net realized gain	–	(.047)	(.341)	(.029)	(.022)
Total distributions	(.524)	(.593)	(.893)	(.583)	(.572)
Net asset value, end of period	$9.68	$8.96	$9.87	$10.58	$10.63
Total ReturnB	14.25%	(3.08)%	1.86%	5.23%	12.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.69%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.69%	.69%	.69%	.69%	.71%
Net investment income (loss)	6.00%	6.07%	5.51%	5.42%	5.74%
Supplemental Data
Net assets, end of period (000 omitted)	$1,285,072	$2,417,317	$2,835,891	$5,367,464	$5,381,081
Portfolio turnover rateE	44%	34%	31%	54%	45%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Series High Income Fund Class F

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.96	$9.87	$10.58	$10.63	$9.96
Income from Investment Operations
Net investment income (loss)A	.567	.559	.575	.578	.600
Net realized and unrealized gain (loss)	.686	(.866)	(.381)	(.033)	.654
Total from investment operations	1.253	(.307)	.194	.545	1.254
Distributions from net investment income	(.533)	(.556)	(.563)	(.566)	(.562)
Distributions from net realized gain	–	(.047)	(.341)	(.029)	(.022)
Total distributions	(.533)	(.603)	(.904)	(.595)	(.584)
Net asset value, end of period	$9.68	$8.96	$9.87	$10.58	$10.63
Total ReturnB	14.37%	(2.98)%	1.97%	5.35%	12.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.59%	.59%	.58%	.58%	.58%
Expenses net of fee waivers, if any	.59%	.59%	.58%	.58%	.58%
Expenses net of all reductions	.59%	.59%	.58%	.58%	.58%
Net investment income (loss)	6.10%	6.17%	5.62%	5.53%	5.87%
Supplemental Data
Net assets, end of period (000 omitted)	$1,494,391	$2,685,525	$3,046,814	$5,424,535	$5,025,275
Portfolio turnover rateE	44%	34%	31%	54%	45%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$10	Recovery value	Recovery value	0.00%	Increase
Equities	$38,944,020	Market comparable	Discount rate	15.0%	Decrease
			Enterprise value/EBITDA multiple (EV/EBITDA)	4.1 - 9.2 / 8.3	Increase
			Discount for lack of marketability (DLOM)	10.0% - 15.0% / 10.0%	Decrease
		Market approach	Transaction price	$0.01	Increase
		Book value	Book value multiple	1.0	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$154,338,141
Gross unrealized depreciation	(101,134,575)
Net unrealized appreciation (depreciation) on securities	$53,203,566
Tax Cost	$2,662,146,227

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,985,002
Capital loss carryforward	$(269,795,165)
Net unrealized appreciation (depreciation) on securities and other investments	$53,203,566

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,934,456)
Long-term	(266,860,709)
Total capital loss carryforward	$(269,795,165)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$247,339,463	$ 322,051,932
Long-term Capital Gains	–	27,727,499
Total	$247,339,463	$ 349,779,431

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,772,404,938 and $4,476,081,774, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

The Board and shareholders approved a new management contract, effective June 1, 2017. Under the management contract, the Fund will not pay a management fee. In addition, the investment adviser will pay all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series High Income	$2,101,888.10

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $41 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $18,188.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment advise or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,375 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $39,202, including $604 from securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses fee by $11,326.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22,748.

Effective June 1, 2017, the investment adviser will contractually reimburse expenses of each class to the extent annual operating expenses exceed .014% of class-level average net assets. Fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses will be excluded from this reimbursement.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Series High Income	$114,652,474	$152,156,686
Class F	132,686,989	169,895,246
Total	$247,339,463	$322,051,932
From net realized gain
Series High Income	$–	$13,405,543
Class F	–	14,321,956
Total	$–	$27,727,499

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Series High Income
Shares sold	2,082,318	14,080,695	$19,724,061	$127,272,292
Reinvestment of distributions	12,324,155	18,271,788	114,652,474	165,562,229
Shares redeemed	(151,455,603)	(49,908,275)	(1,433,263,448)	(451,056,809)
Net increase (decrease)	(137,049,130)	(17,555,792)	$(1,298,886,913)	$(158,222,288)
Class F
Shares sold	4,059,163	26,420,668	$38,467,624	$238,153,117
Reinvestment of distributions	14,258,185	20,348,889	132,686,989	184,217,202
Shares redeemed	(163,677,622)	(55,760,573)	(1,550,682,745)	(504,204,124)
Net increase (decrease)	(145,360,274)	(8,991,016)	$(1,379,528,132)	$(81,833,805)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series High Income Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series High Income Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Series High Income	.70%
Actual		$1,000.00	$1,069.30	$3.59-C
Hypothetical-D		$1,000.00	$1,021.32	$3.51-C
Class F	.60%
Actual		$1,000.00	$1,069.80	$3.08-C
Hypothetical-D		$1,000.00	$1,021.82	$3.01-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C If fees and changes to the class level expenses contract and/or expense cap, effective June 1, 2017 had been in effect during the current period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

 D 5% return per year before expenses

	Annualized Expense Ratio-(a)	Expenses Paid
Series High Income	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F
Actual	.00%	$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

A total of 0.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FSH-ANN-0617
1.924270.106

Fidelity Advisor® Short Duration High Income Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

April 30, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Short Duration High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	4.49%	1.37%
Class M (incl. 4.00% sales charge)	4.49%	1.37%
Class C (incl. contingent deferred sales charge)	6.92%	1.80%
Class I	8.99%	2.81%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Class A on November 5, 2013, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$10,484	Fidelity Advisor® Short Duration High Income Fund - Class A
$11,495	The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Lead Portfolio Manager Matthew Conti:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 9%, trailing the 9.99% return of the benchmark, The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index. The fund performed about in line with the Fidelity Short Duration High Income Composite Index℠. Our more-conservative approach toward credit risk held up reasonably well this period despite a risk-driven market rally led by lower-quality securities. Versus the benchmark, an allocation to investment-grade bonds detracted. Among our core high-yield investments, an underweighting in metals/mining– one of the top-performing groups this period – was the biggest negative. On the plus side, an underweighting in higher-quality BB-rated high-yield bonds contributed, as did positive security selection overall, led by energy and gaming. Favorable positioning in telecom provided a further boost versus the benchmark. I increased the fund's bank-loan allocation this period, believing that loans offered better relative value than investment-grade debt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2016, Matthew Bartlett became Co-Portfolio Manager of the fund, replacing Michael Plage.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
TransDigm, Inc.	2.5	1.3
Nielsen Finance LLC/Nielsen Finance Co.	2.5	1.0
Wynn Macau Ltd.	2.4	2.6
Calpine Corp.	2.2	0.6
CCO Holdings LLC/CCO Holdings Capital Corp.	1.9	0.0
	11.5

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.9	13.2
Telecommunications	9.1	13.2
Healthcare	9.1	10.2
Technology	6.5	7.5
Utilities	6.0	7.2

Quality Diversification (% of fund's net assets)

As of April 30, 2017
AAA,AA,A	0.8%
BBB	8.5%
BB	33.1%
B	44.3%
CCC,CC,C	7.3%
Not Rated	1.1%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.6%

As of October 31, 2016
U.S. Government and U.S. Government Agency Obligations	0.6%
AAA,AA,A	1.2%
BBB	5.4%
BB	33.0%
B	50.4%
CCC,CC,C	7.0%
Not Rated	1.3%
Equities	0.2%
Short-Term Investments and Net Other Assets	0.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	79.4%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	0.2%
Bank Loan Obligations	14.4%
Other Investments	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 27.2%

As of October 31, 2016*
Nonconvertible Bonds	84.4%
Convertible Bonds, Preferred Stocks	0.2%
U.S. Government and U.S. Government Agency Obligations	0.6%
Bank Loan Obligations	13.0%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 26.4%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 79.4%
	Principal Amount	Value
Aerospace - 1.7%
TransDigm, Inc.:
6% 7/15/22	$1,110,000	$1,143,300
6.375% 6/15/26	500,000	503,750

TOTAL AEROSPACE		1,647,050

Air Transportation - 4.3%
Air Canada 7.75% 4/15/21 (a)	840,000	949,200
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	75,000	75,109
Allegiant Travel Co. 5.5% 7/15/19	785,000	808,550
American Airlines Group, Inc. 5.5% 10/1/19 (a)	485,000	506,825
Delta Air Lines, Inc. 2.875% 3/13/20	100,000	100,902
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,068,625
United Continental Holdings, Inc.:
6% 12/1/20	45,000	48,263
6.375% 6/1/18	500,000	521,250

TOTAL AIR TRANSPORTATION		4,078,724

Automotive - 0.2%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	202,324
Automotive & Auto Parts - 0.3%
General Motors Financial Co., Inc. 2.35% 10/4/19	100,000	99,916
IHO Verwaltungs GmbH 4.125% 9/15/21 pay-in-kind (a)(b)	200,000	202,750

TOTAL AUTOMOTIVE & AUTO PARTS		302,666

Banks & Thrifts - 1.7%
Bank of America Corp. 2.625% 4/19/21	250,000	250,287
Citigroup, Inc. 2.9% 12/8/21	200,000	201,068
Citizens Bank NA 2.25% 3/2/20	250,000	250,240
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	255,224
Goldman Sachs Group, Inc. 2.625% 4/25/21	100,000	100,103
JPMorgan Chase & Co. 2.55% 3/1/21	200,000	200,972
SunTrust Banks, Inc. 2.7% 1/27/22	200,000	200,555
TransCanada PipeLines Ltd. 2.5% 8/1/22	9,000	8,939
UniCredit SpA 3.75% 4/12/22 (a)	200,000	200,073

TOTAL BANKS & THRIFTS		1,667,461

Broadcasting - 0.5%
AMC Networks, Inc. 4.75% 12/15/22	496,000	505,920
Building Materials - 1.2%
Building Materials Corp. of America 5.125% 2/15/21 (a)	120,000	125,550
CEMEX Finance LLC 9.375% 10/12/22 (a)	300,000	322,875
CEMEX S.A.B. de CV 6.5% 12/10/19 (a)	637,000	672,035

TOTAL BUILDING MATERIALS		1,120,460

Cable/Satellite TV - 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,000,000	1,040,000
5.125% 5/1/23 (a)	770,000	803,688

TOTAL CABLE/SATELLITE TV		1,843,688

Capital Goods - 0.2%
Roper Technologies, Inc. 2.8% 12/15/21	213,000	214,190
Chemicals - 1.6%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	60,000	60,333
3.45% 6/1/23	405,000	377,663
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	95,000	99,275
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	523,388
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	500,000	512,500

TOTAL CHEMICALS		1,573,159

Containers - 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	200,000	203,840
4.289% 5/15/21 (a)(b)	200,000	204,250
4.625% 5/15/23 (a)	300,000	306,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4.6584% 7/15/21 (a)(b)	50,000	51,125

TOTAL CONTAINERS		765,590

Diversified Financial Services - 3.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.95% 2/1/22	300,000	310,634
Discover Financial Services 6.45% 6/12/17	200,000	201,115
FLY Leasing Ltd. 6.75% 12/15/20	65,000	68,250
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	100,451
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	85,000	87,444
6% 8/1/20	320,000	331,200
6.25% 2/1/22 (a)	1,040,000	1,081,600
ILFC E-Capital Trust I 4.66% 12/21/65 (a)(b)	605,000	574,750
ILFC E-Capital Trust II 4.91% 12/21/65 (a)(b)	150,000	144,000
Moody's Corp. 5.5% 9/1/20	200,000	219,637
Morgan Stanley 2.5% 4/21/21	250,000	249,267
NiSource Finance Corp. 5.45% 9/15/20	102,000	111,803
Springleaf Financial Corp. 7.75% 10/1/21	212,000	227,238

TOTAL DIVERSIFIED FINANCIAL SERVICES		3,707,389

Diversified Media - 2.7%
21st Century Fox America, Inc. 4.5% 2/15/21	200,000	214,812
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,350,000	2,417,546

TOTAL DIVERSIFIED MEDIA		2,632,358

Energy - 14.5%
Anadarko Petroleum Corp. 4.85% 3/15/21	200,000	215,041
Antero Resources Corp. 5.125% 12/1/22	135,000	137,025
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	61,950
Baytex Energy Corp. 5.125% 6/1/21 (a)	200,000	187,000
Calfrac Holdings LP 7.5% 12/1/20 (a)	145,000	133,038
Cenovus Energy, Inc. 3% 8/15/22	250,000	246,445
Chesapeake Energy Corp.:
4.875% 4/15/22	850,000	779,875
5.75% 3/15/23	60,000	55,800
6.125% 2/15/21	45,000	44,213
8% 12/15/22 (a)	200,000	210,750
Continental Resources, Inc. 4.5% 4/15/23	335,000	329,975
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,000,000	1,015,000
Ensco PLC 8% 1/31/24	1,132,000	1,123,510
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	240,000	240,600
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	29,775
FTS International, Inc.:
6.25% 5/1/22	65,000	56,225
8.6312% 6/15/20 (a)(b)	60,000	60,600
Gibson Energy, Inc. 6.75% 7/15/21 (a)	27,000	28,148
Nabors Industries, Inc. 5.5% 1/15/23 (a)	83,000	84,038
Noble Holding International Ltd.:
4.625% 3/1/21	626,000	575,920
7.75% 1/15/24	50,000	45,625
Parsley Energy LLC/Parsley 5.25% 8/15/25 (a)	55,000	55,413
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	680,000	690,200
8.25% 2/15/20	100,000	102,250
Petroleos Mexicanos 3.5% 7/18/18	250,000	253,925
Plains All American Pipeline LP/PAA Finance Corp. 2.6% 12/15/19	100,000	100,224
Range Resources Corp.:
5% 8/15/22 (a)	765,000	756,394
5% 3/15/23 (a)	405,000	400,950
Southwestern Energy Co. 7.5% 2/1/18	60,000	62,550
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20	1,060,000	1,095,775
6.375% 4/1/23	135,000	143,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125% 11/15/19	207,000	210,492
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	755,000	800,300
5.875% 10/1/20	210,000	215,775
6.125% 10/15/21	10,000	10,438
6.25% 10/15/22	365,000	391,463
The Williams Companies, Inc. 3.7% 1/15/23	1,020,000	1,004,700
Weatherford International Ltd. 4.5% 4/15/22	70,000	66,150
Western Gas Partners LP 2.6% 8/15/18	200,000	200,707
Whiting Petroleum Corp. 5% 3/15/19	500,000	505,000
WPX Energy, Inc. 6% 1/15/22	1,220,000	1,238,300

TOTAL ENERGY		13,965,334

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	277,267	238,450
Food & Drug Retail - 0.5%
BI-LO LLC/BI-LO Finance Corp. 9.25% 2/15/19 (a)	50,000	43,750
Perrigo Finance PLC 3.5% 12/15/21	200,000	205,253
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	200,000	175,000

TOTAL FOOD & DRUG RETAIL		424,003

Food/Beverage/Tobacco - 1.9%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	202,479
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	320,000	316,000
Darling International, Inc. 5.375% 1/15/22	415,000	430,044
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	202,906
JBS Investments GmbH 7.75% 10/28/20 (a)	330,000	345,989
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 7.25% 6/1/21 (a)	300,000	308,250

TOTAL FOOD/BEVERAGE/TOBACCO		1,805,668

Gaming - 3.2%
GLP Capital LP/GLP Financing II, Inc. 4.375% 4/15/21	60,000	62,850
MCE Finance Ltd. 5% 2/15/21 (a)	690,000	705,111
Scientific Games Corp. 7% 1/1/22 (a)	10,000	10,706
Wynn Macau Ltd. 5.25% 10/15/21 (a)	2,200,000	2,260,500

TOTAL GAMING		3,039,167

Healthcare - 8.3%
Abbott Laboratories 5.125% 4/1/19	200,000	211,285
Community Health Systems, Inc.:
5.125% 8/1/21	320,000	317,200
6.25% 3/31/23	205,000	208,588
6.875% 2/1/22	655,000	542,013
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	1,200,000	1,243,500
Forest Laboratories, Inc. 5% 12/15/21 (a)	200,000	218,256
HCA Holdings, Inc. 6.25% 2/15/21	800,000	868,000
HealthSouth Corp. 5.125% 3/15/23	255,000	255,956
Kindred Healthcare, Inc. 8% 1/15/20	900,000	929,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (a)	465,000	463,838
Mylan N.V. 3.15% 6/15/21	200,000	201,896
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	60,000	60,900
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	200,000	197,570
Tenet Healthcare Corp.:
4.375% 10/1/21	865,000	863,919
4.75% 6/1/20	200,000	203,000
Valeant Pharmaceuticals International, Inc.:
5.625% 12/1/21 (a)	825,000	634,219
6.5% 3/15/22 (a)	235,000	240,581
6.75% 8/15/18 (a)	158,000	157,605
VPI Escrow Corp. 6.375% 10/15/20 (a)	150,000	128,813

TOTAL HEALTHCARE		7,946,389

Homebuilders/Real Estate - 3.4%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	153,977
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	300,000	311,250
DDR Corp. 4.75% 4/15/18	150,000	153,264
Lennar Corp. 4.125% 1/15/22	110,000	112,200
M/I Homes, Inc. 6.75% 1/15/21	140,000	146,650
Mack-Cali Realty LP 2.5% 12/15/17	150,000	150,399
Mattamy Group Corp. 6.875% 12/15/23 (a)	150,000	155,625
Odebrecht Finance Ltd. 5.125% 6/26/22 (a)	400,000	179,000
Rialto Holdings LLC/Rialto Corp. 7% 12/1/18 (a)	85,000	86,275
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (a)	75,000	77,080
Ventas Realty LP/Ventas Capital Corp. 4.75% 6/1/21	200,000	214,718
William Lyon Homes, Inc. 5.75% 4/15/19	1,535,000	1,550,350

TOTAL HOMEBUILDERS/REAL ESTATE		3,290,788

Insurance - 0.4%
American International Group, Inc. 3.3% 3/1/21	200,000	205,054
ING U.S., Inc. 2.9% 2/15/18 (b)	153,000	154,306
Pacific LifeCorp 6% 2/10/20 (a)	15,000	16,279

TOTAL INSURANCE		375,639

Leisure - 1.6%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	45,000	47,925
NCL Corp. Ltd. 4.75% 12/15/21 (a)	235,000	240,875
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	200,000	209,250
7.25% 11/30/21 (a)	1,000,000	1,072,000

TOTAL LEISURE		1,570,050

Metals/Mining - 3.0%
First Quantum Minerals Ltd.:
7.25% 5/15/22 (a)	1,110,000	1,143,300
7.25% 4/1/23 (a)	260,000	264,713
Freeport-McMoRan, Inc.:
2.375% 3/15/18	200,000	199,000
3.55% 3/1/22	840,000	789,600
Lundin Mining Corp. 7.5% 11/1/20 (a)	20,000	21,200
Murray Energy Corp. 11.25% 4/15/21 (a)	150,000	112,500
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	200,000	206,022
Teck Resources Ltd. 4.75% 1/15/22	178,000	184,230

TOTAL METALS/MINING		2,920,565

Restaurants - 1.1%
Yum! Brands, Inc. 3.875% 11/1/23	1,025,000	1,012,188
Services - 2.3%
Air Lease Corp. 2.125% 1/15/20	200,000	198,747
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	495,000	419,513
APX Group, Inc.:
6.375% 12/1/19	989,000	1,023,615
7.875% 12/1/22	65,000	70,850
8.75% 12/1/20	190,000	196,888
Garda World Security Corp. 7.25% 11/15/21 (a)	310,000	313,565

TOTAL SERVICES		2,223,178

Super Retail - 0.4%
AutoZone, Inc. 2.5% 4/15/21	145,000	144,921
JC Penney Corp., Inc. 5.65% 6/1/20	279,000	277,605

TOTAL SUPER RETAIL		422,526

Technology - 3.8%
Brocade Communications Systems, Inc. 4.625% 1/15/23	25,000	25,563
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	200,000	209,919
EMC Corp. 2.65% 6/1/20	240,000	234,858
Micron Technology, Inc. 5.875% 2/15/22	1,390,000	1,456,025
Nuance Communications, Inc. 5.375% 8/15/20 (a)	321,000	327,821
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	700,000	726,950
4.125% 6/1/21 (a)	400,000	418,500
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	222,000	230,880

TOTAL TECHNOLOGY		3,630,516

Telecommunications - 7.3%
Altice Financing SA 6.5% 1/15/22 (a)	600,000	629,250
AT&T, Inc. 2.8% 2/17/21	200,000	201,595
Columbus International, Inc. 7.375% 3/30/21 (a)	1,000,000	1,076,250
Equinix, Inc. 5.375% 4/1/23	500,000	520,625
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	75,000	85,875
SFR Group SA 6% 5/15/22 (a)	800,000	834,000
Sprint Communications, Inc.:
6% 11/15/22	1,515,000	1,578,441
9% 11/15/18 (a)	115,000	125,781
T-Mobile U.S.A., Inc. 4% 4/15/22	225,000	230,625
Verizon Communications, Inc. 3.65% 9/14/18	250,000	256,249
Wind Acquisition Finance SA:
4.75% 7/15/20 (a)	1,070,000	1,086,050
7.375% 4/23/21 (a)	400,000	416,000

TOTAL TELECOMMUNICATIONS		7,040,741

Transportation Ex Air/Rail - 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	770,000	686,263
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	65,000	55,900
8.125% 2/15/19	140,000	126,000
Teekay Corp. 8.5% 1/15/20	40,000	39,600

TOTAL TRANSPORTATION EX AIR/RAIL		907,763

Utilities - 5.4%
Calpine Corp. 6% 1/15/22 (a)	1,800,000	1,881,000
DCP Midstream Operating LP 2.5% 12/1/17	100,000	100,125
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	258,000	276,060
Dominion Resources, Inc. 4.104% 4/1/21	250,000	261,372
DPL, Inc. 6.75% 10/1/19	855,000	895,613
Exelon Corp. 3.497% 6/1/22 (b)	250,000	255,183
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	135,000	133,650
Great Plains Energy, Inc. 3.15% 4/1/22	258,000	261,366
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	153,000	150,705
The AES Corp.:
4.0546% 6/1/19 (b)	28,000	28,022
4.875% 5/15/23	765,000	772,650
Williams Partners LP 5.25% 3/15/20	200,000	215,679

TOTAL UTILITIES		5,231,425

TOTAL NONCONVERTIBLE BONDS
(Cost $75,129,666)		76,305,369
	Shares	Value

Common Stocks - 0.2%
Energy - 0.2%
Forbes Energy Services Ltd. (c)	6,468	203,031
Southwestern Energy Co. (c)	1,486	11,160
TOTAL COMMON STOCKS
(Cost $316,920)		214,191

Convertible Preferred Stocks - 0.1%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25% (c)
(Cost $111,697)	6,300	115,959
	Principal Amount	Value

Bank Loan Obligations - 14.4%
Aerospace - 0.8%
TransDigm, Inc.:
Tranche D, term loan 4.1367% 6/4/21 (b)	289,870	290,313
Tranche F, term loan 3.9928% 6/9/23 (b)	502,644	501,945

TOTAL AEROSPACE		792,258

Air Transportation - 1.0%
American Airlines, Inc.:
Tranche B, term loan 3.49% 10/10/21 (b)	349,781	350,071
Tranche B, term loan 3.4939% 12/14/23 (b)	300,000	300,282
United Air Lines, Inc. Tranche B, term loan 3.4218% 4/1/24 (b)	365,000	365,588

TOTAL AIR TRANSPORTATION		1,015,941

Broadcasting - 0.1%
Univision Communications, Inc. Tranche C 5LN, term loan 3.75% 3/15/24 (b)	98,156	97,466
Building Materials - 0.6%
GYP Holdings III Corp. Tranche B, term loan 4.671% 4/1/21(b)	279,848	280,780
HD Supply, Inc. Tranche B, term loan 3.8968% 10/17/23 (b)	278,600	280,517

TOTAL BUILDING MATERIALS		561,297

Cable/Satellite TV - 1.0%
WideOpenWest Finance LLC Tranche B, term loan 4.554% 8/19/23 (b)	223,875	225,026
Zayo Group LLC:
term loan 2.9911% 1/19/21 (b)	145,000	145,635
Tranche B 1LN, term loan 3.5% 1/19/24 (b)	25,024	25,182
Ziggo Secured Finance Partnership Tranche E, term loan 3.4939% 4/15/25 (b)	530,000	530,027

TOTAL CABLE/SATELLITE TV		925,870

Containers - 0.8%
Anchor Glass Container Corp.:
Tranche 2LN, term loan 8.75% 12/7/24 (b)	80,000	81,400
Tranche B 1LN, term loan 4.25% 12/7/23 (b)	159,600	160,677
Reynolds Group Holdings, Inc. Tranche B, term loan 3.9928% 2/5/23 (b)	308,452	309,976
Signode Packaging Systems, Inc. Tranche B, term loan 3.8138% 5/1/21 (b)	271,896	272,916

TOTAL CONTAINERS		824,969

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8.1196% 9/11/22 (b)	100,000	93,750
Tranche B 1LN, term loan 4.8696% 9/11/21 (b)	24,500	24,082
Quest Software U.S. Holdings, Inc. Tranche B, term loan 7% 10/31/22 (b)	129,346	131,448

TOTAL DIVERSIFIED FINANCIAL SERVICES		249,280

Energy - 0.1%
Forbes Energy Services LLC term loan 12% 4/13/21 pay-in-kind (b)	61,607	57,911
Food & Drug Retail - 0.4%
Albertson's LLC term loan 4.3023% 6/22/23 (b)	38,000	38,158
JBS USA Lux SA Tranche B, term loan 3.4828% 10/30/22 (b)	315,000	316,295

TOTAL FOOD & DRUG RETAIL		354,453

Gaming - 0.3%
CityCenter Holdings LLC term loan 3.4939% 4/18/24(b)	285,000	285,356
Station Casinos LLC Tranche B, term loan 3.5% 6/8/23 (b)	15,000	14,986

TOTAL GAMING		300,342

Healthcare - 0.8%
Envision Healthcare Corp. Tranche B, term loan 4.15% 12/1/23 (b)	379,050	382,556
InVentiv Health, Inc. Tranche B, term loan 4.804% 11/9/23 (b)	279,300	280,736
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 5.74% 4/1/22 (b)	87,592	88,094

TOTAL HEALTHCARE		751,386

Insurance - 0.0%
USI, Inc. term loan 4/5/24 (d)	50,000	49,782
Metals/Mining - 0.5%
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	285,000	280,013
Murray Energy Corp. Tranche B 2LN, term loan 8.3968% 4/16/20 (b)	198,319	189,119

TOTAL METALS/MINING		469,132

Publishing/Printing - 0.4%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.6217% 8/14/20 (b)	412,124	412,384
Restaurants - 0.4%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (b)	384,199	384,295
Services - 1.4%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	256,031	238,001
Almonde, Inc.:
Tranche 2LN, term loan 5/3/25 (d)	20,000	20,383
Tranche B 1LN, term loan 5/3/24 (d)	85,000	85,345
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.9172% 11/26/20 (b)	67,725	67,894
Garda World Security Corp.:
term loan 4.0052% 11/8/20 (b)	416,152	415,736
Tranche DD, term loan 4.0052% 11/8/20 (b)	97,781	97,683
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	366,107	366,338
The GEO Group, Inc. Tranche B, term loan 3.2% 3/23/24 (b)	20,000	20,000

TOTAL SERVICES		1,311,380

Super Retail - 0.5%
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 2/3/25 (b)	65,000	65,095
Tranche B 1LN, term loan 4.75% 2/3/24 (b)	70,000	69,679
PetSmart, Inc. term loan 4.02% 3/11/22 (b)	378,152	345,967

TOTAL SUPER RETAIL		480,741

Technology - 2.7%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5011% 9/15/20 (b)	430,000	429,196
Compuware Corp. term loan 9.25% 12/15/22 (b)	240,961	241,564
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	141,131	140,911
Go Daddy Operating Co. LLC Tranche B, term loan 3.4928% 2/15/24 (b)	435,000	436,688
Kronos, Inc. term loan:
5.034% 11/1/23 (b)	394,013	395,195
9.284% 11/1/24 (b)	100,000	104,050
Landesk Group, Inc. term loan:
5.25% 1/20/24 (b)	60,000	60,287
10% 1/20/25 (b)	105,000	104,160
Rackspace Hosting, Inc. term loan 4.5346% 11/3/23 (b)	54,863	55,240
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	153,211	155,893
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	447,750	446,353

TOTAL TECHNOLOGY		2,569,537

Telecommunications - 1.8%
Altice Financing SA Tranche B, term loan 3.908% 6/22/25(b)	150,000	149,888
Level 3 Financing, Inc. Tranche B, term loan 3.2411% 2/22/24 (b)	335,000	335,958
LTS Buyer LLC Tranche B 1LN, term loan 4.3968% 4/11/20 (b)	14,515	14,554
Polycom, Inc. Tranche B, term loan 6.25% 9/27/23 (b)	262,438	264,652
Radiate Holdco LLC Tranche B, term loan 3.9928% 2/1/24 (b)	375,000	376,106
SFR Group SA Tranche B 11LN, term loan 3.9441% 7/31/25 (b)	455,000	452,598
Sprint Communications, Inc. Tranche B, term loan 3.5% 2/3/24 (b)	115,000	115,072
Telesat LLC Tranche B 4LN, term loan 4.15% 11/17/23 (b)	9,975	10,045

TOTAL TELECOMMUNICATIONS		1,718,873

Utilities - 0.6%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3.24% 5/3/20 (b)	258,633	258,713
Calpine Corp.:
Tranche B 6LN, term loan 3.9% 1/1/23 (b)	167,875	168,400
Tranche B, term loan 2.75% 11/30/17 (b)	130,909	131,181

TOTAL UTILITIES		558,294

TOTAL BANK LOAN OBLIGATIONS
(Cost $13,827,084)		13,885,591

Bank Notes - 0.3%
Regions Bank 7.5% 5/15/18
(Cost $262,339)	250,000	263,572

Preferred Securities - 1.0%
Banks & Thrifts - 1.0%
Citigroup, Inc.:
5.95% (b)(e)	$100,000	$107,807
5.95% (b)(e)	10,000	10,639
Royal Bank of Scotland Group PLC 7.5% (b)(e)	800,000	833,717
TOTAL PREFERRED SECURITIES
(Cost $895,946)		952,163
	Shares	Value

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 0.85% (f)
(Cost $1,908,184)	1,908,012	1,908,393
TOTAL INVESTMENT PORTFOLIO - 97.4%
(Cost $92,451,836)		93,645,238
NET OTHER ASSETS (LIABILITIES) - 2.6%		2,515,812
NET ASSETS - 100%		$96,161,050

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,090,479 or 33.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,646
Total	$28,646

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$330,150	$11,160	$115,959	$203,031
Corporate Bonds	76,305,369	--	76,305,369	--
Bank Loan Obligations	13,885,591	--	13,827,680	57,911
Bank Notes	263,572	--	263,572	--
Preferred Securities	952,163	--	952,163	--
Money Market Funds	1,908,393	1,908,393	--	--
Total Investments in Securities:	$93,645,238	$1,919,553	$91,464,743	$260,942

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.8%
Canada	6.1%
Cayman Islands	3.9%
Luxembourg	3.2%
United Kingdom	2.3%
Ireland	1.4%
Netherlands	1.4%
France	1.4%
British Virgin Islands	1.3%
Multi-National	1.3%
Barbados	1.1%
Mexico	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $90,543,652)	$91,736,845
Fidelity Central Funds (cost $1,908,184)	1,908,393
Total Investments (cost $92,451,836)		$93,645,238
Cash		566,125
Receivable for investments sold		1,470,499
Receivable for fund shares sold		734,278
Interest receivable		1,134,749
Distributions receivable from Fidelity Central Funds		3,464
Prepaid expenses		40
Receivable from investment adviser for expense reductions		7,116
Total assets		97,561,509
Liabilities
Payable for investments purchased	$999,541
Payable for fund shares redeemed	218,941
Distributions payable	50,361
Accrued management fee	50,741
Distribution and service plan fees payable	6,864
Other affiliated payables	14,012
Other payables and accrued expenses	59,999
Total liabilities		1,400,459
Net Assets		$96,161,050
Net Assets consist of:
Paid in capital		$98,980,198
Undistributed net investment income		343,683
Accumulated undistributed net realized gain (loss) on investments		(4,356,233)
Net unrealized appreciation (depreciation) on investments		1,193,402
Net Assets		$96,161,050
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,304,368 ÷ 972,253 shares)		$9.57
Maximum offering price per share (100/96.00 of $9.57)		$9.97
Class M:
Net Asset Value and redemption price per share ($2,702,563 ÷ 282,451 shares)		$9.57
Maximum offering price per share (100/96.00 of $9.57)		$9.97
Class C:
Net Asset Value and offering price per share ($5,386,952 ÷ 562,860 shares)(a)		$9.57
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($68,645,558 ÷ 7,172,892 shares)		$9.57
Class I:
Net Asset Value, offering price and redemption price per share ($10,121,609 ÷ 1,057,639 shares)		$9.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$69,696
Interest		4,399,201
Income from Fidelity Central Funds		28,646
Total income		4,497,543
Expenses
Management fee	$479,655
Transfer agent fees	98,378
Distribution and service plan fees	72,184
Accounting fees and expenses	35,584
Custodian fees and expenses	14,143
Independent trustees' fees and expenses	339
Registration fees	99,452
Audit	75,445
Legal	1,070
Miscellaneous	581
Total expenses before reductions	876,831
Expense reductions	(121,526)	755,305
Net investment income (loss)		3,742,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	926,825
Fidelity Central Funds	1,699
Total net realized gain (loss)		928,524
Change in net unrealized appreciation (depreciation) on investment securities		2,281,335
Net gain (loss)		3,209,859
Net increase (decrease) in net assets resulting from operations		$6,952,097

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,742,238	$2,971,015
Net realized gain (loss)	928,524	(3,941,175)
Change in net unrealized appreciation (depreciation)	2,281,335	(845,412)
Net increase (decrease) in net assets resulting from operations	6,952,097	(1,815,572)
Distributions to shareholders from net investment income	(3,434,018)	(2,846,056)
Distributions to shareholders from net realized gain	–	(12,975)
Total distributions	(3,434,018)	(2,859,031)
Share transactions - net increase (decrease)	29,153,621	6,284,384
Redemption fees	26,578	19,692
Total increase (decrease) in net assets	32,698,278	1,629,473
Net Assets
Beginning of period	63,462,772	61,833,299
End of period	$96,161,050	$63,462,772
Other Information
Undistributed net investment income end of period	$343,683	$85,246

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.395	.429	.358	.132
Net realized and unrealized gain (loss)	.397	(.737)	(.246)	.091
Total from investment operations	.792	(.308)	.112	.223
Distributions from net investment income	(.365)	(.413)	(.358)	(.124)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.365)	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	8.84%	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$9,304	$6,823	$4,398	$3,043
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.395	.433	.360	.132
Net realized and unrealized gain (loss)	.397	(.741)	(.247)	.091
Total from investment operations	.792	(.308)	.113	.223
Distributions from net investment income	(.365)	(.413)	(.359)	(.124)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.365)	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	8.84%	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,703	$2,426	$2,930	$2,946
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.325	.360	.285	.096
Net realized and unrealized gain (loss)	.386	(.728)	(.247)	.090
Total from investment operations	.711	(.368)	.038	.186
Distributions from net investment income	(.294)	(.343)	(.284)	(.087)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.294)	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D,E	7.92%	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%H
Net investment income (loss)	3.46%	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,387	$3,827	$3,465	$3,114
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.420	.455	.385	.142
Net realized and unrealized gain (loss)	.385	(.730)	(.248)	.093
Total from investment operations	.805	(.275)	.137	.235
Distributions from net investment income	(.388)	(.436)	(.383)	(.136)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.388)	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	9.00%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.46%	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$68,646	$47,531	$45,109	$54,547
Portfolio turnover rateH	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.420	.460	.383	.143
Net realized and unrealized gain (loss)	.385	(.735)	(.246)	.091
Total from investment operations	.805	(.275)	.137	.234
Distributions from net investment income	(.388)	(.436)	(.383)	(.135)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.388)	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	8.99%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.46%	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$10,122	$2,856	$5,932	$4,419
Portfolio turnover rateH	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Short Duration High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,861,671
Gross unrealized depreciation	(509,436)
Net unrealized appreciation (depreciation) on securities	$1,352,235
Tax Cost	$92,293,003

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175,643
Capital loss carryforward	$(4,347,026)
Net unrealized appreciation (depreciation) on securities and other investments	$1,352,235

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,307,910)
Long-term	(2,039,116)
Total capital loss carryforward	$(4,347,026)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$3,434,018	$ 2,859,031
Total	$3,434,018	$ 2,859,031

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $109,143,538 and $81,393,547, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company(the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,528	$2,753
Class M	-%	.25%	6,649	1,068
Class C	.75%	.25%	45,007	12,665
			$72,184	$16,486

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,483
Class M	999
Class C(a)	835
$7,317

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,172.14
Class M	3,566.13
Class C	7,537.17
Short Duration High Income	67,055.11
Class I	9,048.14
	$98,378

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $276 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$14,204
Class M	1.05%	4,586
Class C	1.80%	9,176
Short Duration High Income	.80%	82,556
Class I	.80%	10,065
		$120,587

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $518.

In addition, during the period the investment advisor reimbursed and/or waived a portion of fund-level operating expenses in the amount of $421.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Class A	$317,363	$261,851
Class M	103,289	113,395
Class C	140,651	153,106
Short Duration High Income	2,611,325	2,143,928
Class I	261,390	173,776
Total	$3,434,018	$2,846,056
From net realized gain
Class A	$–	$1,377
Class M	–	600
Class C	–	875
Short Duration High Income	–	9,541
Class I	–	582
Total	$–	$12,975

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Class A
Shares sold	645,427	648,174	$6,074,019	$6,098,106
Reinvestment of distributions	29,495	25,250	277,499	232,560
Shares redeemed	(448,823)	(373,249)	(4,232,209)	(3,497,952)
Net increase (decrease)	226,099	300,175	$2,119,309	$2,832,714
Class M
Shares sold	194,670	132,992	$1,826,606	$1,223,867
Reinvestment of distributions	10,007	11,962	94,026	110,701
Shares redeemed	(187,509)	(176,831)	(1,761,626)	(1,640,461)
Net increase (decrease)	17,168	(31,877)	$159,006	$(305,893)
Class C
Shares sold	388,650	526,097	$3,652,222	$4,814,727
Reinvestment of distributions	14,192	15,870	133,454	145,912
Shares redeemed	(258,472)	(474,823)	(2,424,502)	(4,353,191)
Net increase (decrease)	144,370	67,144	$1,361,174	$607,448
Short Duration High Income
Shares sold	7,522,788	3,424,433	$70,771,297	$32,122,226
Reinvestment of distributions	236,168	204,798	2,225,048	1,895,696
Shares redeemed	(5,783,381)	(3,006,493)	(54,506,631)	(28,043,458)
Net increase (decrease)	1,975,575	622,738	$18,489,714	$5,974,464
Class I
Shares sold	1,132,152	222,094	$10,676,049	$1,996,917
Reinvestment of distributions	17,955	16,585	169,457	154,263
Shares redeemed	(404,716)	(528,003)	(3,821,088)	(4,975,529)
Net increase (decrease)	745,391	(289,324)	$7,024,418	$(2,824,349)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Class A	1.05%
Actual		$1,000.00	$1,037.20	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,037.30	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$1,033.40	$9.08
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,038.50	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.80%
Actual		$1,000.00	$1,038.50	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,089,679 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

ASDH-ANN-0617
1.969455.103

Fidelity® Short Duration High Income Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Life of fundA
Fidelity® Short Duration High Income Fund	9.00%	2.82%

 A From November 5, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$11,016	Fidelity® Short Duration High Income Fund
$11,495	The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds gained 13.65% for the year ending April 30, 2017, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index. Early on, high yield benefited from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Britain’s vote to exit the European Union (Brexit), high yield resumed its rally through the end of October. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. elections and oil prices were volatile due to uncertainty about production cuts by the Organization of the Petroleum Exporting Countries (OPEC). However, the energy-heavy index strengthened by month end amid optimism following OPEC’s first production cut since 2008. The rally continued through February, aided by investor optimism despite few specifics on the new administration’s plans, but retreated a bit in March before resuming the uptrend. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with energy, steel and metals/mining leading the way amid firming commodities prices. Laggards included the more defensive health care and food/beverage/tobacco categories.

Comments from Lead Portfolio Manager Matthew Conti:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 9%, trailing the 9.99% return of the benchmark, The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index. The fund performed about in line with the Fidelity Short Duration High Income Composite Index℠. Our more-conservative approach toward credit risk held up reasonably well this period despite a risk-driven market rally led by lower-quality securities. Versus the benchmark, an allocation to investment-grade bonds detracted. Among our core high-yield investments, an underweighting in metals/mining– one of the top-performing groups this period – was the biggest negative. On the plus side, an underweighting in higher-quality BB-rated high-yield bonds contributed, as did positive security selection overall, led by energy and gaming. Favorable positioning in telecom provided a further boost versus the benchmark. I increased the fund's bank-loan allocation this period, believing that loans offered better relative value than investment-grade debt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2016, Matthew Bartlett became Co-Portfolio Manager of the fund, replacing Michael Plage.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
TransDigm, Inc.	2.5	1.3
Nielsen Finance LLC/Nielsen Finance Co.	2.5	1.0
Wynn Macau Ltd.	2.4	2.6
Calpine Corp.	2.2	0.6
CCO Holdings LLC/CCO Holdings Capital Corp.	1.9	0.0
	11.5

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.9	13.2
Telecommunications	9.1	13.2
Healthcare	9.1	10.2
Technology	6.5	7.5
Utilities	6.0	7.2

Quality Diversification (% of fund's net assets)

As of April 30, 2017
AAA,AA,A	0.8%
BBB	8.5%
BB	33.1%
B	44.3%
CCC,CC,C	7.3%
Not Rated	1.1%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.6%

As of October 31, 2016
U.S. Government and U.S. Government Agency Obligations	0.6%
AAA,AA,A	1.2%
BBB	5.4%
BB	33.0%
B	50.4%
CCC,CC,C	7.0%
Not Rated	1.3%
Equities	0.2%
Short-Term Investments and Net Other Assets	0.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Nonconvertible Bonds	79.4%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	0.2%
Bank Loan Obligations	14.4%
Other Investments	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 27.2%

As of October 31, 2016*
Nonconvertible Bonds	84.4%
Convertible Bonds, Preferred Stocks	0.2%
U.S. Government and U.S. Government Agency Obligations	0.6%
Bank Loan Obligations	13.0%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 26.4%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 79.4%
	Principal Amount	Value
Aerospace - 1.7%
TransDigm, Inc.:
6% 7/15/22	$1,110,000	$1,143,300
6.375% 6/15/26	500,000	503,750

TOTAL AEROSPACE		1,647,050

Air Transportation - 4.3%
Air Canada 7.75% 4/15/21 (a)	840,000	949,200
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	75,000	75,109
Allegiant Travel Co. 5.5% 7/15/19	785,000	808,550
American Airlines Group, Inc. 5.5% 10/1/19 (a)	485,000	506,825
Delta Air Lines, Inc. 2.875% 3/13/20	100,000	100,902
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,068,625
United Continental Holdings, Inc.:
6% 12/1/20	45,000	48,263
6.375% 6/1/18	500,000	521,250

TOTAL AIR TRANSPORTATION		4,078,724

Automotive - 0.2%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	202,324
Automotive & Auto Parts - 0.3%
General Motors Financial Co., Inc. 2.35% 10/4/19	100,000	99,916
IHO Verwaltungs GmbH 4.125% 9/15/21 pay-in-kind (a)(b)	200,000	202,750

TOTAL AUTOMOTIVE & AUTO PARTS		302,666

Banks & Thrifts - 1.7%
Bank of America Corp. 2.625% 4/19/21	250,000	250,287
Citigroup, Inc. 2.9% 12/8/21	200,000	201,068
Citizens Bank NA 2.25% 3/2/20	250,000	250,240
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	255,224
Goldman Sachs Group, Inc. 2.625% 4/25/21	100,000	100,103
JPMorgan Chase & Co. 2.55% 3/1/21	200,000	200,972
SunTrust Banks, Inc. 2.7% 1/27/22	200,000	200,555
TransCanada PipeLines Ltd. 2.5% 8/1/22	9,000	8,939
UniCredit SpA 3.75% 4/12/22 (a)	200,000	200,073

TOTAL BANKS & THRIFTS		1,667,461

Broadcasting - 0.5%
AMC Networks, Inc. 4.75% 12/15/22	496,000	505,920
Building Materials - 1.2%
Building Materials Corp. of America 5.125% 2/15/21 (a)	120,000	125,550
CEMEX Finance LLC 9.375% 10/12/22 (a)	300,000	322,875
CEMEX S.A.B. de CV 6.5% 12/10/19 (a)	637,000	672,035

TOTAL BUILDING MATERIALS		1,120,460

Cable/Satellite TV - 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,000,000	1,040,000
5.125% 5/1/23 (a)	770,000	803,688

TOTAL CABLE/SATELLITE TV		1,843,688

Capital Goods - 0.2%
Roper Technologies, Inc. 2.8% 12/15/21	213,000	214,190
Chemicals - 1.6%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	60,000	60,333
3.45% 6/1/23	405,000	377,663
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	95,000	99,275
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	523,388
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	500,000	512,500

TOTAL CHEMICALS		1,573,159

Containers - 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	200,000	203,840
4.289% 5/15/21 (a)(b)	200,000	204,250
4.625% 5/15/23 (a)	300,000	306,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4.6584% 7/15/21 (a)(b)	50,000	51,125

TOTAL CONTAINERS		765,590

Diversified Financial Services - 3.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.95% 2/1/22	300,000	310,634
Discover Financial Services 6.45% 6/12/17	200,000	201,115
FLY Leasing Ltd. 6.75% 12/15/20	65,000	68,250
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	100,451
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	85,000	87,444
6% 8/1/20	320,000	331,200
6.25% 2/1/22 (a)	1,040,000	1,081,600
ILFC E-Capital Trust I 4.66% 12/21/65 (a)(b)	605,000	574,750
ILFC E-Capital Trust II 4.91% 12/21/65 (a)(b)	150,000	144,000
Moody's Corp. 5.5% 9/1/20	200,000	219,637
Morgan Stanley 2.5% 4/21/21	250,000	249,267
NiSource Finance Corp. 5.45% 9/15/20	102,000	111,803
Springleaf Financial Corp. 7.75% 10/1/21	212,000	227,238

TOTAL DIVERSIFIED FINANCIAL SERVICES		3,707,389

Diversified Media - 2.7%
21st Century Fox America, Inc. 4.5% 2/15/21	200,000	214,812
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,350,000	2,417,546

TOTAL DIVERSIFIED MEDIA		2,632,358

Energy - 14.5%
Anadarko Petroleum Corp. 4.85% 3/15/21	200,000	215,041
Antero Resources Corp. 5.125% 12/1/22	135,000	137,025
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	61,950
Baytex Energy Corp. 5.125% 6/1/21 (a)	200,000	187,000
Calfrac Holdings LP 7.5% 12/1/20 (a)	145,000	133,038
Cenovus Energy, Inc. 3% 8/15/22	250,000	246,445
Chesapeake Energy Corp.:
4.875% 4/15/22	850,000	779,875
5.75% 3/15/23	60,000	55,800
6.125% 2/15/21	45,000	44,213
8% 12/15/22 (a)	200,000	210,750
Continental Resources, Inc. 4.5% 4/15/23	335,000	329,975
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,000,000	1,015,000
Ensco PLC 8% 1/31/24	1,132,000	1,123,510
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	240,000	240,600
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	29,775
FTS International, Inc.:
6.25% 5/1/22	65,000	56,225
8.6312% 6/15/20 (a)(b)	60,000	60,600
Gibson Energy, Inc. 6.75% 7/15/21 (a)	27,000	28,148
Nabors Industries, Inc. 5.5% 1/15/23 (a)	83,000	84,038
Noble Holding International Ltd.:
4.625% 3/1/21	626,000	575,920
7.75% 1/15/24	50,000	45,625
Parsley Energy LLC/Parsley 5.25% 8/15/25 (a)	55,000	55,413
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	680,000	690,200
8.25% 2/15/20	100,000	102,250
Petroleos Mexicanos 3.5% 7/18/18	250,000	253,925
Plains All American Pipeline LP/PAA Finance Corp. 2.6% 12/15/19	100,000	100,224
Range Resources Corp.:
5% 8/15/22 (a)	765,000	756,394
5% 3/15/23 (a)	405,000	400,950
Southwestern Energy Co. 7.5% 2/1/18	60,000	62,550
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20	1,060,000	1,095,775
6.375% 4/1/23	135,000	143,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125% 11/15/19	207,000	210,492
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	755,000	800,300
5.875% 10/1/20	210,000	215,775
6.125% 10/15/21	10,000	10,438
6.25% 10/15/22	365,000	391,463
The Williams Companies, Inc. 3.7% 1/15/23	1,020,000	1,004,700
Weatherford International Ltd. 4.5% 4/15/22	70,000	66,150
Western Gas Partners LP 2.6% 8/15/18	200,000	200,707
Whiting Petroleum Corp. 5% 3/15/19	500,000	505,000
WPX Energy, Inc. 6% 1/15/22	1,220,000	1,238,300

TOTAL ENERGY		13,965,334

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	277,267	238,450
Food & Drug Retail - 0.5%
BI-LO LLC/BI-LO Finance Corp. 9.25% 2/15/19 (a)	50,000	43,750
Perrigo Finance PLC 3.5% 12/15/21	200,000	205,253
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	200,000	175,000

TOTAL FOOD & DRUG RETAIL		424,003

Food/Beverage/Tobacco - 1.9%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	202,479
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	320,000	316,000
Darling International, Inc. 5.375% 1/15/22	415,000	430,044
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	202,906
JBS Investments GmbH 7.75% 10/28/20 (a)	330,000	345,989
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 7.25% 6/1/21 (a)	300,000	308,250

TOTAL FOOD/BEVERAGE/TOBACCO		1,805,668

Gaming - 3.2%
GLP Capital LP/GLP Financing II, Inc. 4.375% 4/15/21	60,000	62,850
MCE Finance Ltd. 5% 2/15/21 (a)	690,000	705,111
Scientific Games Corp. 7% 1/1/22 (a)	10,000	10,706
Wynn Macau Ltd. 5.25% 10/15/21 (a)	2,200,000	2,260,500

TOTAL GAMING		3,039,167

Healthcare - 8.3%
Abbott Laboratories 5.125% 4/1/19	200,000	211,285
Community Health Systems, Inc.:
5.125% 8/1/21	320,000	317,200
6.25% 3/31/23	205,000	208,588
6.875% 2/1/22	655,000	542,013
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	1,200,000	1,243,500
Forest Laboratories, Inc. 5% 12/15/21 (a)	200,000	218,256
HCA Holdings, Inc. 6.25% 2/15/21	800,000	868,000
HealthSouth Corp. 5.125% 3/15/23	255,000	255,956
Kindred Healthcare, Inc. 8% 1/15/20	900,000	929,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (a)	465,000	463,838
Mylan N.V. 3.15% 6/15/21	200,000	201,896
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	60,000	60,900
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	200,000	197,570
Tenet Healthcare Corp.:
4.375% 10/1/21	865,000	863,919
4.75% 6/1/20	200,000	203,000
Valeant Pharmaceuticals International, Inc.:
5.625% 12/1/21 (a)	825,000	634,219
6.5% 3/15/22 (a)	235,000	240,581
6.75% 8/15/18 (a)	158,000	157,605
VPI Escrow Corp. 6.375% 10/15/20 (a)	150,000	128,813

TOTAL HEALTHCARE		7,946,389

Homebuilders/Real Estate - 3.4%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	153,977
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	300,000	311,250
DDR Corp. 4.75% 4/15/18	150,000	153,264
Lennar Corp. 4.125% 1/15/22	110,000	112,200
M/I Homes, Inc. 6.75% 1/15/21	140,000	146,650
Mack-Cali Realty LP 2.5% 12/15/17	150,000	150,399
Mattamy Group Corp. 6.875% 12/15/23 (a)	150,000	155,625
Odebrecht Finance Ltd. 5.125% 6/26/22 (a)	400,000	179,000
Rialto Holdings LLC/Rialto Corp. 7% 12/1/18 (a)	85,000	86,275
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (a)	75,000	77,080
Ventas Realty LP/Ventas Capital Corp. 4.75% 6/1/21	200,000	214,718
William Lyon Homes, Inc. 5.75% 4/15/19	1,535,000	1,550,350

TOTAL HOMEBUILDERS/REAL ESTATE		3,290,788

Insurance - 0.4%
American International Group, Inc. 3.3% 3/1/21	200,000	205,054
ING U.S., Inc. 2.9% 2/15/18 (b)	153,000	154,306
Pacific LifeCorp 6% 2/10/20 (a)	15,000	16,279

TOTAL INSURANCE		375,639

Leisure - 1.6%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	45,000	47,925
NCL Corp. Ltd. 4.75% 12/15/21 (a)	235,000	240,875
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	200,000	209,250
7.25% 11/30/21 (a)	1,000,000	1,072,000

TOTAL LEISURE		1,570,050

Metals/Mining - 3.0%
First Quantum Minerals Ltd.:
7.25% 5/15/22 (a)	1,110,000	1,143,300
7.25% 4/1/23 (a)	260,000	264,713
Freeport-McMoRan, Inc.:
2.375% 3/15/18	200,000	199,000
3.55% 3/1/22	840,000	789,600
Lundin Mining Corp. 7.5% 11/1/20 (a)	20,000	21,200
Murray Energy Corp. 11.25% 4/15/21 (a)	150,000	112,500
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	200,000	206,022
Teck Resources Ltd. 4.75% 1/15/22	178,000	184,230

TOTAL METALS/MINING		2,920,565

Restaurants - 1.1%
Yum! Brands, Inc. 3.875% 11/1/23	1,025,000	1,012,188
Services - 2.3%
Air Lease Corp. 2.125% 1/15/20	200,000	198,747
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	495,000	419,513
APX Group, Inc.:
6.375% 12/1/19	989,000	1,023,615
7.875% 12/1/22	65,000	70,850
8.75% 12/1/20	190,000	196,888
Garda World Security Corp. 7.25% 11/15/21 (a)	310,000	313,565

TOTAL SERVICES		2,223,178

Super Retail - 0.4%
AutoZone, Inc. 2.5% 4/15/21	145,000	144,921
JC Penney Corp., Inc. 5.65% 6/1/20	279,000	277,605

TOTAL SUPER RETAIL		422,526

Technology - 3.8%
Brocade Communications Systems, Inc. 4.625% 1/15/23	25,000	25,563
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	200,000	209,919
EMC Corp. 2.65% 6/1/20	240,000	234,858
Micron Technology, Inc. 5.875% 2/15/22	1,390,000	1,456,025
Nuance Communications, Inc. 5.375% 8/15/20 (a)	321,000	327,821
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	700,000	726,950
4.125% 6/1/21 (a)	400,000	418,500
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	222,000	230,880

TOTAL TECHNOLOGY		3,630,516

Telecommunications - 7.3%
Altice Financing SA 6.5% 1/15/22 (a)	600,000	629,250
AT&T, Inc. 2.8% 2/17/21	200,000	201,595
Columbus International, Inc. 7.375% 3/30/21 (a)	1,000,000	1,076,250
Equinix, Inc. 5.375% 4/1/23	500,000	520,625
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	75,000	85,875
SFR Group SA 6% 5/15/22 (a)	800,000	834,000
Sprint Communications, Inc.:
6% 11/15/22	1,515,000	1,578,441
9% 11/15/18 (a)	115,000	125,781
T-Mobile U.S.A., Inc. 4% 4/15/22	225,000	230,625
Verizon Communications, Inc. 3.65% 9/14/18	250,000	256,249
Wind Acquisition Finance SA:
4.75% 7/15/20 (a)	1,070,000	1,086,050
7.375% 4/23/21 (a)	400,000	416,000

TOTAL TELECOMMUNICATIONS		7,040,741

Transportation Ex Air/Rail - 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	770,000	686,263
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	65,000	55,900
8.125% 2/15/19	140,000	126,000
Teekay Corp. 8.5% 1/15/20	40,000	39,600

TOTAL TRANSPORTATION EX AIR/RAIL		907,763

Utilities - 5.4%
Calpine Corp. 6% 1/15/22 (a)	1,800,000	1,881,000
DCP Midstream Operating LP 2.5% 12/1/17	100,000	100,125
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	258,000	276,060
Dominion Resources, Inc. 4.104% 4/1/21	250,000	261,372
DPL, Inc. 6.75% 10/1/19	855,000	895,613
Exelon Corp. 3.497% 6/1/22 (b)	250,000	255,183
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	135,000	133,650
Great Plains Energy, Inc. 3.15% 4/1/22	258,000	261,366
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	153,000	150,705
The AES Corp.:
4.0546% 6/1/19 (b)	28,000	28,022
4.875% 5/15/23	765,000	772,650
Williams Partners LP 5.25% 3/15/20	200,000	215,679

TOTAL UTILITIES		5,231,425

TOTAL NONCONVERTIBLE BONDS
(Cost $75,129,666)		76,305,369
	Shares	Value

Common Stocks - 0.2%
Energy - 0.2%
Forbes Energy Services Ltd. (c)	6,468	203,031
Southwestern Energy Co. (c)	1,486	11,160
TOTAL COMMON STOCKS
(Cost $316,920)		214,191

Convertible Preferred Stocks - 0.1%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25% (c)
(Cost $111,697)	6,300	115,959
	Principal Amount	Value

Bank Loan Obligations - 14.4%
Aerospace - 0.8%
TransDigm, Inc.:
Tranche D, term loan 4.1367% 6/4/21 (b)	289,870	290,313
Tranche F, term loan 3.9928% 6/9/23 (b)	502,644	501,945

TOTAL AEROSPACE		792,258

Air Transportation - 1.0%
American Airlines, Inc.:
Tranche B, term loan 3.49% 10/10/21 (b)	349,781	350,071
Tranche B, term loan 3.4939% 12/14/23 (b)	300,000	300,282
United Air Lines, Inc. Tranche B, term loan 3.4218% 4/1/24 (b)	365,000	365,588

TOTAL AIR TRANSPORTATION		1,015,941

Broadcasting - 0.1%
Univision Communications, Inc. Tranche C 5LN, term loan 3.75% 3/15/24 (b)	98,156	97,466
Building Materials - 0.6%
GYP Holdings III Corp. Tranche B, term loan 4.671% 4/1/21(b)	279,848	280,780
HD Supply, Inc. Tranche B, term loan 3.8968% 10/17/23 (b)	278,600	280,517

TOTAL BUILDING MATERIALS		561,297

Cable/Satellite TV - 1.0%
WideOpenWest Finance LLC Tranche B, term loan 4.554% 8/19/23 (b)	223,875	225,026
Zayo Group LLC:
term loan 2.9911% 1/19/21 (b)	145,000	145,635
Tranche B 1LN, term loan 3.5% 1/19/24 (b)	25,024	25,182
Ziggo Secured Finance Partnership Tranche E, term loan 3.4939% 4/15/25 (b)	530,000	530,027

TOTAL CABLE/SATELLITE TV		925,870

Containers - 0.8%
Anchor Glass Container Corp.:
Tranche 2LN, term loan 8.75% 12/7/24 (b)	80,000	81,400
Tranche B 1LN, term loan 4.25% 12/7/23 (b)	159,600	160,677
Reynolds Group Holdings, Inc. Tranche B, term loan 3.9928% 2/5/23 (b)	308,452	309,976
Signode Packaging Systems, Inc. Tranche B, term loan 3.8138% 5/1/21 (b)	271,896	272,916

TOTAL CONTAINERS		824,969

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8.1196% 9/11/22 (b)	100,000	93,750
Tranche B 1LN, term loan 4.8696% 9/11/21 (b)	24,500	24,082
Quest Software U.S. Holdings, Inc. Tranche B, term loan 7% 10/31/22 (b)	129,346	131,448

TOTAL DIVERSIFIED FINANCIAL SERVICES		249,280

Energy - 0.1%
Forbes Energy Services LLC term loan 12% 4/13/21 pay-in-kind (b)	61,607	57,911
Food & Drug Retail - 0.4%
Albertson's LLC term loan 4.3023% 6/22/23 (b)	38,000	38,158
JBS USA Lux SA Tranche B, term loan 3.4828% 10/30/22 (b)	315,000	316,295

TOTAL FOOD & DRUG RETAIL		354,453

Gaming - 0.3%
CityCenter Holdings LLC term loan 3.4939% 4/18/24(b)	285,000	285,356
Station Casinos LLC Tranche B, term loan 3.5% 6/8/23 (b)	15,000	14,986

TOTAL GAMING		300,342

Healthcare - 0.8%
Envision Healthcare Corp. Tranche B, term loan 4.15% 12/1/23 (b)	379,050	382,556
InVentiv Health, Inc. Tranche B, term loan 4.804% 11/9/23 (b)	279,300	280,736
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 5.74% 4/1/22 (b)	87,592	88,094

TOTAL HEALTHCARE		751,386

Insurance - 0.0%
USI, Inc. term loan 4/5/24 (d)	50,000	49,782
Metals/Mining - 0.5%
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	285,000	280,013
Murray Energy Corp. Tranche B 2LN, term loan 8.3968% 4/16/20 (b)	198,319	189,119

TOTAL METALS/MINING		469,132

Publishing/Printing - 0.4%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.6217% 8/14/20 (b)	412,124	412,384
Restaurants - 0.4%
Burger King Worldwide, Inc. Tranche B, term loan 3.3093% 2/17/24 (b)	384,199	384,295
Services - 1.4%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	256,031	238,001
Almonde, Inc.:
Tranche 2LN, term loan 5/3/25 (d)	20,000	20,383
Tranche B 1LN, term loan 5/3/24 (d)	85,000	85,345
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.9172% 11/26/20 (b)	67,725	67,894
Garda World Security Corp.:
term loan 4.0052% 11/8/20 (b)	416,152	415,736
Tranche DD, term loan 4.0052% 11/8/20 (b)	97,781	97,683
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	366,107	366,338
The GEO Group, Inc. Tranche B, term loan 3.2% 3/23/24 (b)	20,000	20,000

TOTAL SERVICES		1,311,380

Super Retail - 0.5%
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 2/3/25 (b)	65,000	65,095
Tranche B 1LN, term loan 4.75% 2/3/24 (b)	70,000	69,679
PetSmart, Inc. term loan 4.02% 3/11/22 (b)	378,152	345,967

TOTAL SUPER RETAIL		480,741

Technology - 2.7%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5011% 9/15/20 (b)	430,000	429,196
Compuware Corp. term loan 9.25% 12/15/22 (b)	240,961	241,564
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	141,131	140,911
Go Daddy Operating Co. LLC Tranche B, term loan 3.4928% 2/15/24 (b)	435,000	436,688
Kronos, Inc. term loan:
5.034% 11/1/23 (b)	394,013	395,195
9.284% 11/1/24 (b)	100,000	104,050
Landesk Group, Inc. term loan:
5.25% 1/20/24 (b)	60,000	60,287
10% 1/20/25 (b)	105,000	104,160
Rackspace Hosting, Inc. term loan 4.5346% 11/3/23 (b)	54,863	55,240
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	153,211	155,893
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	447,750	446,353

TOTAL TECHNOLOGY		2,569,537

Telecommunications - 1.8%
Altice Financing SA Tranche B, term loan 3.908% 6/22/25(b)	150,000	149,888
Level 3 Financing, Inc. Tranche B, term loan 3.2411% 2/22/24 (b)	335,000	335,958
LTS Buyer LLC Tranche B 1LN, term loan 4.3968% 4/11/20 (b)	14,515	14,554
Polycom, Inc. Tranche B, term loan 6.25% 9/27/23 (b)	262,438	264,652
Radiate Holdco LLC Tranche B, term loan 3.9928% 2/1/24 (b)	375,000	376,106
SFR Group SA Tranche B 11LN, term loan 3.9441% 7/31/25 (b)	455,000	452,598
Sprint Communications, Inc. Tranche B, term loan 3.5% 2/3/24 (b)	115,000	115,072
Telesat LLC Tranche B 4LN, term loan 4.15% 11/17/23 (b)	9,975	10,045

TOTAL TELECOMMUNICATIONS		1,718,873

Utilities - 0.6%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3.24% 5/3/20 (b)	258,633	258,713
Calpine Corp.:
Tranche B 6LN, term loan 3.9% 1/1/23 (b)	167,875	168,400
Tranche B, term loan 2.75% 11/30/17 (b)	130,909	131,181

TOTAL UTILITIES		558,294

TOTAL BANK LOAN OBLIGATIONS
(Cost $13,827,084)		13,885,591

Bank Notes - 0.3%
Regions Bank 7.5% 5/15/18
(Cost $262,339)	250,000	263,572

Preferred Securities - 1.0%
Banks & Thrifts - 1.0%
Citigroup, Inc.:
5.95% (b)(e)	$100,000	$107,807
5.95% (b)(e)	10,000	10,639
Royal Bank of Scotland Group PLC 7.5% (b)(e)	800,000	833,717
TOTAL PREFERRED SECURITIES
(Cost $895,946)		952,163
	Shares	Value

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 0.85% (f)
(Cost $1,908,184)	1,908,012	1,908,393
TOTAL INVESTMENT PORTFOLIO - 97.4%
(Cost $92,451,836)		93,645,238
NET OTHER ASSETS (LIABILITIES) - 2.6%		2,515,812
NET ASSETS - 100%		$96,161,050

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,090,479 or 33.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,646
Total	$28,646

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$330,150	$11,160	$115,959	$203,031
Corporate Bonds	76,305,369	--	76,305,369	--
Bank Loan Obligations	13,885,591	--	13,827,680	57,911
Bank Notes	263,572	--	263,572	--
Preferred Securities	952,163	--	952,163	--
Money Market Funds	1,908,393	1,908,393	--	--
Total Investments in Securities:	$93,645,238	$1,919,553	$91,464,743	$260,942

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.8%
Canada	6.1%
Cayman Islands	3.9%
Luxembourg	3.2%
United Kingdom	2.3%
Ireland	1.4%
Netherlands	1.4%
France	1.4%
British Virgin Islands	1.3%
Multi-National	1.3%
Barbados	1.1%
Mexico	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $90,543,652)	$91,736,845
Fidelity Central Funds (cost $1,908,184)	1,908,393
Total Investments (cost $92,451,836)		$93,645,238
Cash		566,125
Receivable for investments sold		1,470,499
Receivable for fund shares sold		734,278
Interest receivable		1,134,749
Distributions receivable from Fidelity Central Funds		3,464
Prepaid expenses		40
Receivable from investment adviser for expense reductions		7,116
Total assets		97,561,509
Liabilities
Payable for investments purchased	$999,541
Payable for fund shares redeemed	218,941
Distributions payable	50,361
Accrued management fee	50,741
Distribution and service plan fees payable	6,864
Other affiliated payables	14,012
Other payables and accrued expenses	59,999
Total liabilities		1,400,459
Net Assets		$96,161,050
Net Assets consist of:
Paid in capital		$98,980,198
Undistributed net investment income		343,683
Accumulated undistributed net realized gain (loss) on investments		(4,356,233)
Net unrealized appreciation (depreciation) on investments		1,193,402
Net Assets		$96,161,050
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,304,368 ÷ 972,253 shares)		$9.57
Maximum offering price per share (100/96.00 of $9.57)		$9.97
Class M:
Net Asset Value and redemption price per share ($2,702,563 ÷ 282,451 shares)		$9.57
Maximum offering price per share (100/96.00 of $9.57)		$9.97
Class C:
Net Asset Value and offering price per share ($5,386,952 ÷ 562,860 shares)(a)		$9.57
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($68,645,558 ÷ 7,172,892 shares)		$9.57
Class I:
Net Asset Value, offering price and redemption price per share ($10,121,609 ÷ 1,057,639 shares)		$9.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$69,696
Interest		4,399,201
Income from Fidelity Central Funds		28,646
Total income		4,497,543
Expenses
Management fee	$479,655
Transfer agent fees	98,378
Distribution and service plan fees	72,184
Accounting fees and expenses	35,584
Custodian fees and expenses	14,143
Independent trustees' fees and expenses	339
Registration fees	99,452
Audit	75,445
Legal	1,070
Miscellaneous	581
Total expenses before reductions	876,831
Expense reductions	(121,526)	755,305
Net investment income (loss)		3,742,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	926,825
Fidelity Central Funds	1,699
Total net realized gain (loss)		928,524
Change in net unrealized appreciation (depreciation) on investment securities		2,281,335
Net gain (loss)		3,209,859
Net increase (decrease) in net assets resulting from operations		$6,952,097

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,742,238	$2,971,015
Net realized gain (loss)	928,524	(3,941,175)
Change in net unrealized appreciation (depreciation)	2,281,335	(845,412)
Net increase (decrease) in net assets resulting from operations	6,952,097	(1,815,572)
Distributions to shareholders from net investment income	(3,434,018)	(2,846,056)
Distributions to shareholders from net realized gain	–	(12,975)
Total distributions	(3,434,018)	(2,859,031)
Share transactions - net increase (decrease)	29,153,621	6,284,384
Redemption fees	26,578	19,692
Total increase (decrease) in net assets	32,698,278	1,629,473
Net Assets
Beginning of period	63,462,772	61,833,299
End of period	$96,161,050	$63,462,772
Other Information
Undistributed net investment income end of period	$343,683	$85,246

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.395	.429	.358	.132
Net realized and unrealized gain (loss)	.397	(.737)	(.246)	.091
Total from investment operations	.792	(.308)	.112	.223
Distributions from net investment income	(.365)	(.413)	(.358)	(.124)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.365)	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	8.84%	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$9,304	$6,823	$4,398	$3,043
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.395	.433	.360	.132
Net realized and unrealized gain (loss)	.397	(.741)	(.247)	.091
Total from investment operations	.792	(.308)	.113	.223
Distributions from net investment income	(.365)	(.413)	(.359)	(.124)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.365)	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	8.84%	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,703	$2,426	$2,930	$2,946
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.325	.360	.285	.096
Net realized and unrealized gain (loss)	.386	(.728)	(.247)	.090
Total from investment operations	.711	(.368)	.038	.186
Distributions from net investment income	(.294)	(.343)	(.284)	(.087)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.294)	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D,E	7.92%	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%H
Net investment income (loss)	3.46%	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,387	$3,827	$3,465	$3,114
Portfolio turnover rateI	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.420	.455	.385	.142
Net realized and unrealized gain (loss)	.385	(.730)	(.248)	.093
Total from investment operations	.805	(.275)	.137	.235
Distributions from net investment income	(.388)	(.436)	(.383)	(.136)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.388)	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	9.00%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.46%	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$68,646	$47,531	$45,109	$54,547
Portfolio turnover rateH	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.420	.460	.383	.143
Net realized and unrealized gain (loss)	.385	(.735)	(.246)	.091
Total from investment operations	.805	(.275)	.137	.234
Distributions from net investment income	(.388)	(.436)	(.383)	(.135)
Distributions from net realized gain	–	(.002)	–	–
Total distributions	(.388)	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.003	.003	.006	.001
Net asset value, end of period	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	8.99%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.46%	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$10,122	$2,856	$5,932	$4,419
Portfolio turnover rateH	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Short Duration High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,861,671
Gross unrealized depreciation	(509,436)
Net unrealized appreciation (depreciation) on securities	$1,352,235
Tax Cost	$92,293,003

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175,643
Capital loss carryforward	$(4,347,026)
Net unrealized appreciation (depreciation) on securities and other investments	$1,352,235

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,307,910)
Long-term	(2,039,116)
Total capital loss carryforward	$(4,347,026)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$3,434,018	$ 2,859,031
Total	$3,434,018	$ 2,859,031

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2019. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $109,143,538 and $81,393,547, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company(the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,528	$2,753
Class M	-%	.25%	6,649	1,068
Class C	.75%	.25%	45,007	12,665
			$72,184	$16,486

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,483
Class M	999
Class C(a)	835
$7,317

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,172.14
Class M	3,566.13
Class C	7,537.17
Short Duration High Income	67,055.11
Class I	9,048.14
	$98,378

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $276 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$14,204
Class M	1.05%	4,586
Class C	1.80%	9,176
Short Duration High Income	.80%	82,556
Class I	.80%	10,065
		$120,587

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $518.

In addition, during the period the investment advisor reimbursed and/or waived a portion of fund-level operating expenses in the amount of $421.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Class A	$317,363	$261,851
Class M	103,289	113,395
Class C	140,651	153,106
Short Duration High Income	2,611,325	2,143,928
Class I	261,390	173,776
Total	$3,434,018	$2,846,056
From net realized gain
Class A	$–	$1,377
Class M	–	600
Class C	–	875
Short Duration High Income	–	9,541
Class I	–	582
Total	$–	$12,975

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Class A
Shares sold	645,427	648,174	$6,074,019	$6,098,106
Reinvestment of distributions	29,495	25,250	277,499	232,560
Shares redeemed	(448,823)	(373,249)	(4,232,209)	(3,497,952)
Net increase (decrease)	226,099	300,175	$2,119,309	$2,832,714
Class M
Shares sold	194,670	132,992	$1,826,606	$1,223,867
Reinvestment of distributions	10,007	11,962	94,026	110,701
Shares redeemed	(187,509)	(176,831)	(1,761,626)	(1,640,461)
Net increase (decrease)	17,168	(31,877)	$159,006	$(305,893)
Class C
Shares sold	388,650	526,097	$3,652,222	$4,814,727
Reinvestment of distributions	14,192	15,870	133,454	145,912
Shares redeemed	(258,472)	(474,823)	(2,424,502)	(4,353,191)
Net increase (decrease)	144,370	67,144	$1,361,174	$607,448
Short Duration High Income
Shares sold	7,522,788	3,424,433	$70,771,297	$32,122,226
Reinvestment of distributions	236,168	204,798	2,225,048	1,895,696
Shares redeemed	(5,783,381)	(3,006,493)	(54,506,631)	(28,043,458)
Net increase (decrease)	1,975,575	622,738	$18,489,714	$5,974,464
Class I
Shares sold	1,132,152	222,094	$10,676,049	$1,996,917
Reinvestment of distributions	17,955	16,585	169,457	154,263
Shares redeemed	(404,716)	(528,003)	(3,821,088)	(4,975,529)
Net increase (decrease)	745,391	(289,324)	$7,024,418	$(2,824,349)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 189 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Class A	1.05%
Actual		$1,000.00	$1,037.20	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,037.30	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$1,033.40	$9.08
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,038.50	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.80%
Actual		$1,000.00	$1,038.50	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,089,679 of distributions paid during the period January 1, 2017 to April 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SDH-ANN-0617
1.969434.103

Item 2.

Code of Ethics

As of the end of the period, April 30, 2017, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund and Fidelity Short Duration High Income Fund  (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$58,000	$100	$6,400	$1,700
Fidelity Short Duration High Income Fund	$58,000	$100	$6,400	$1,700

April 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$59,000	$100	$6,400	$1,800
Fidelity Short Duration High Income Fund	$58,000	$100	$6,400	$1,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund and Fidelity High Income Fund (the “Funds”):

Services Billed by PwC

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$196,000	$18,500	$4,900	$8,800
Fidelity Focused High Income Fund	$74,000	$7,400	$4,100	$3,500
Fidelity Global High Income Fund	$70,000	$6,800	$4,300	$3,300
Fidelity High Income Fund	$101,000	$9,800	$3,500	$4,700

April 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$204,000	$13,800	$3,700	$6,800
Fidelity Focused High Income Fund	$74,000	$4,600	$3,500	$2,600
Fidelity Global High Income Fund	$68,000	$4,100	$3,900	$2,400
Fidelity High Income Fund	$99,000	$7,600	$3,500	$4,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2017A	April 30, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$20,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2017A	April 30, 2016A,B
Audit-Related Fees	$6,090,000	$5,470,000
Tax Fees	$120,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2017 A	April 30, 2016 A,B
PwC	$8,525,000	$6,135,000
Deloitte Entities	$375,000	$105,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 27, 2017